                                                                EXHIBIT 99(b)(5)

--------------------------------------------------------------------------------

                                PROJECT GOLDCAP



                           UPDATED VALUATION ANALYSIS





                                DECEMBER 30, 1999





                       THE ROBINSON-HUMPHREY COMPANY, LLC
                            ATLANTA FINANCIAL CENTER
                       333 PEACHTREE ROAD, NE, 10TH FLOOR
                             ATLANTA, GEORGIA 30326
                                 (404) 266-6000

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

I.     Analysis of Revised Proposed Transactions

II.    Valuation Summary

III.   Summary Historical Financial Information

IV.    Summary Projected Financial Information

V.     Stock Price and Volume History

VI.    Stock Ownership

VII.   Market Comparison Analysis

VIII.  Analysis of Recent Merger & Acquisition Transactions

IX.    Discounted Cash Flow Analysis

X.     Going Private Analysis

-------------------------------------------------------------------------------
PROJECT GOLDCAP                                  THE ROBINSON-HUMPHREY COMPANY

The Robinson-Humphrey Company

PROJECT GOLDCAP
ANALYSIS OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
  PURCHASE        CURRENT                   NET VALUE OF   TRANSACTION    GOLDCAP       PRESENT VALUE       TOTAL
  PRICE PER       SHARES         EQUITY     IN-THE-MONEY     EQUITY         NET        OF DHDC DEFERRED   TRANSACTION
    SHARE      OUTSTANDING [1]   VALUE        OPTIONS        VALUE        DEBT [2]     LIABILITIES [3]      VALUE
------------   ---------------  --------    ------------   ----------   ------------   ----------------   -----------
   $15.00    x    10,113      = $151,689  +    $699      =  $152,388  +  $46,501     +    $22,376       = $221,265
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              TRANSACTION EQUITY VALUE AS A MULTIPLE OF:                 TOTAL TRANSACTION VALUE AS A MULTIPLE OF:
---------------------------------------------------------------------------------------------------------------------
              ------------------------------------------                 ----------------------------------------
                             CALENDAR                                                 CALENDAR
              ------------------------------------------                 ----------------------------------------
              LTM [4]        1998(E)[5]       1999(E)[5]                 LTM [4]      1998(E)[5]       1999(E)[5]
              -------        ----------       ----------                 -------      ----------       ----------
NET INCOME       15.0 x            14.9 x           13.4 x    REVENUES      1.29 x          1.28 x           1.22 x

                                                              EBITDA [6]     8.2 x           8.2 x            7.6 x

BOOK VALUE [2]   2.24 x                                       EBIT [7]      10.5 x          10.3 x            9.6 x
---------------------------------------------------------------------------------------------------------------------


                                                        AVERAGE STOCK PRICE FOR LAST          IPO       ALL-TIME         ALL-TIME
                                 STOCK PRICE        -------------------------------------     PRICE    HIGH CLOSING    LOW CLOSING
                                AS OF 12/28/98      5 DAYS   30 DAYS   60 DAYS    90 DAYS    5/24/95  PRICE (7/2/96) PRICE (1/27/98)
                                --------------      ------   -------   -------    -------    -------  -------------- ---------------
ACTUAL VALUE                        $10.19          $10.23    $10.99    $11.73     $12.73     $14.50          $51.69          $9.56

PREMIUM AT $15.00 PER SHARE           47.2%           46.7%     36.5%     27.8%      17.8%       3.4%          (71.0)%         56.9%


                                                                          STOCK PRICE BEFORE NEW ANNOUNCEMENT
                                                    --------------------------------------------------------------------------------
                                                    12/28/98                         1 WEEK PRIOR                     4 WEEKS PRIOR
                                                    --------                         ------------                     -------------
ACTUAL VALUE                                          $10.19                               $10.31                            $11.13

PREMIUM AT $15.00 PER SHARE                             47.2%                                45.5%                             34.8%

--------------------------
[1] As of October 31, 1998.
[2] Net debt and book value as of September 30, 1998.
[3] Consists of remaining DentLease funding obligation and repurchase of Series
    A preferred stock.
[4] LTM as of September 30, 1998. Excludes goodwill impairment charge of $59.0 million and other one-time charges of $9.4 million. Assumed tax rate is 38.0%.
[5] Projections provided by Robinson-Humphrey Research dated October 27, 1998. [6] Defined as earnings before interest, taxes, depreciation and amortization. [7] Defined as earnings before interest and taxes.
[8] Assumes announcement on December 29, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
CURRENT VESTED OPTIONS SCHEDULE
--------------------------------------------------------------------------------

                                                                Cumulative
     Vested                                                       Vested             Cumulative
     Options             Exercise             Aggregate          Options              Exercise
   Outstanding            Price            Exercise Price       Outstanding             Price
----------------      -------------      -----------------     ------------     -------------------
          36,000             $ 0.49        $     17,604.00           36,000       $       17,604.00
           6,750             $ 2.96        $     19,986.75           42,750       $       37,590.75
           1,000             $ 5.89        $      5,894.00           43,750       $       43,484.75
          32,500 [1]         $12.50        $    406,250.00           76,250       $      449,734.75
           9,000             $14.50        $    130,500.00           85,250       $      580,234.75
          80,000             $16.12        $  1,289,600.00          165,250       $    1,869,834.75
          20,000             $16.34        $    326,800.00          185,250       $    2,196,634.75

          80,000             $19.35        $  1,548,000.00          265,250       $    3,744,634.75
          10,000             $20.50        $    205,000.00          275,250       $    3,949,634.75
          20,000             $23.22        $    464,400.00          295,250       $    4,414,034.75
           1,250             $26.00        $     32,500.00          296,500       $    4,446,534.75
          20,000             $27.86        $    557,200.00          316,500       $    5,003,734.75
          21,000             $29.00        $    609,000.00          337,500       $    5,612,734.75

         150,750             $29.75        $  4,484,812.50          488,250       $   10,097,547.25
          12,500             $30.25        $    378,125.00          500,750       $   10,475,672.25
          57,000             $36.25        $  2,066,250.00          557,750       $   12,541,922.25
           2,500             $39.50        $     98,750.00          560,250       $   12,640,672.25
           2,000             $42.75        $     85,500.00          562,250       $   12,726,172.25
         -------                           ---------------

         562,250                           $ 12,726,172.25


                    Cumulative                            Additional
     Deal            Exercise         In-the-Money          Shares            Fully Diluted
  Price [2]           Price             Options           Outstanding          Shares Out [3]
-------------     --------------     ---------------    ---------------     ------------------
    $15.00          $580,235            85,250             46,568              10,159,197


                                                          Cumulative           Net Value of
     Deal          In-the-Money       Value of             Exercise            In-the-Money
  Price [2]          Options           Options              Price                Options
-------------     --------------     ---------------    ---------------     ------------------
    $15.00           85,250           $1,278,750          $580,235              $698,515

-----------------------
[1] Includes 22,500 options scheduled to vest on January 12, 1999. [2] Assumes 10,112,629 pre-deal shares outstanding.
[3] Uses the treasury stock method.

The Robinson-Humphrey Company

PROJECT GOLDCAP
Analysis of DHDC Deferred Liabilities
--------------------------------------------------------------------------------
(Dollars in Thousands)

                                                                 Year Ending December 31,
                                                 -------------------------------------------------------
                                                    1997           1998           1999          2000
                                                 ----------     ----------     ----------    -----------
Remaining DentLease Funding Obligation                   --             --             --       $  4,000

        Present value [1]                                       $    3,133


DHDC Series A Preferred Stock                      $ 10,930     $   14,318       $ 18,757       $ 24,572
        -$10.0 million initial investment
        -Accrued dividends at 31%
             compounded annually

        Present value [1]                                                        $ 19,243


                                                                                ---------
Present value of DHDC deferred liabilities                                       $ 22,376
                                                                                ---------

                                                                                ---------
        Per share                                                                $   2.21
                                                                                ---------

----------------------
[1] Discounted at 13.0% annually.
[2] Issued September 12, 1997. Matures September 12, 2004. Purchase option begins February 28, 2001.

The Robinson-Humphrey Company


PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                                                                      -------
                                                                      AVERAGE
                                                                      -------
DENTAL MANAGED CARE COMPANIES

Aggregate Equity Value                                                $105,729

Per Share Equity Value                                                $  10.46

DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                                $113,274

Per Share Equity Value                                                $  11.20

MULTI-MARKET HMO COMPANIES

Aggregate Equity Value                                                $168,696

Per Share Equity Value                                                $  16.68
                                                                      --------



The Robinson-Humphrey Company


PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

PURCHASE PRICE MULTIPLES ANALYSIS OF SELECTED M&A TRANSACTIONS
--------------------------------------------------------------


                                                                     ----------
                                                                       AVERAGE
                                                                       -------
DENTAL MANAGED CARE ACQUISITIONS - HISTORICAL MULTPLES

Aggregate Equity Value                                                $182,670

Per Share Equity Value                                                $  18.06

DENTAL MANAGED CARE ACQUISITIONS - FORWARD MULTIPLES

Aggregate Equity Value                                                $111,229

Per Share Equity Value                                                $  11.00

UNITED DENTAL CARE ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                                $167,952

Per Share Equity Value                                                $  16.61

UNITED DENTAL CARE ACQUISITIONS - FORWARD MULTIPLES

Aggregate Equity Value                                                $169,448

Per Share Equity Value                                                $  16.76

DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                                $165,012

Per Share Equity Value                                                $  16.32
                                                                      --------

                                                                     -----------
                                                                       AVERAGE
                                                                       -------
HMO ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                                $245,660

Per Share Equity Value                                                $  24.29

HMO ACQUISITIONS - FORWARD P/E MULTIPLES

Aggregate Equity Value                                                $205,397

Per Share Equity Value                                                $  20.31

HMO ACQUISITIONS - PREMIUMS

Aggregate Equity Value                                                $133,433

Per Share Equity Value                                                $  13.19

MERGERSTAT REVIEW - P/E MULTIPLES

Aggregate Equity Value                                                $238,027

Per Share Equity Value                                                $  23.54

MERGERSTAT REVIEW - PREMIUMS

Aggregate Equity Value                                                $139,687

Per Share Equity Value                                                $  13.81

PREMIUMS ANALYSIS

Aggregate Equity Value                                                $141,888

Per Share Equity Value                                                $  14.03
                                                                      --------

The Robinson-Humphrey Company


PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

DISCOUNTED CASH FLOW ANALYSIS

                                  HIGH                 LOW                 AVERAGE
                                  ----                 ---                 -------
EBIT Exit Multiple

Aggregate Equity Value          $274,231             $103,985             $165,317

Per Share Equity Value          $  27.12             $  10.28              $ 16.35

EBITDA EXIT MULTIPLE

Aggregate Equity Value          $235,505             $98,727              $153,421

Per Share Equity Value          $  23.29             $  9.76              $  15.17


                     AVERAGE
                       AGGREGATE EQUITY VALUE                             $159,369
                       PER SHARE EQUITY VALUE                             $  15.76

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
                     HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  YEAR ENDED DECEMBER 31,              THREE MONTHS ENDED MARCH 31,
                                                         -----------------------------------------     ----------------------------
                                                            1995            1996           1997            1997           1998
                                                         ---------       ---------       ---------       --------       --------
Revenues:
   Subscriber premiums                                   $ 104,898       $ 135,807       $ 143,396       $ 35,636       $ 35,422
   Affiliated practice revenue                                  --              --           7,113             --          5,292
   Other revenue                                             1,763           5,262           8,217          2,199          1,728
                                                         ---------       ---------       ---------       --------       --------

   Total revenue                                           106,661         141,069         158,726         37,835         42,442

Expenses:
   Dental care providers' fees and claim costs              62,218          73,431          81,690 [1]     19,544         19,428[1]
   Commissions                                              10,763          12,184          13,272          3,172          3,265
   Premium taxes                                             1,392           1,018           1,047            265            261
   DHMI operating expense                                       --              --              --             --          4,605
   General and administrative                               19,435          30,394          44,318 [2]      7,860          8,374[2]
   Depreciation and amortization                             2,717           5,153           5,735          1,321          1,379
   Goodwill impairment                                          --              --          58,953             --             --
                                                         ---------       ---------       ---------       --------       --------

   Total expenses                                           96,525         122,180         205,015         32,162         37,312
                                                         ---------       ---------       ---------       --------       --------

Operating income (loss)                                     10,136          18,889         (46,289)[3]      5,673          5,130[3]

Other expense (income):
   Interest income                                            (735)           (585)           (725)          (161)          (254)
   Interest expense                                          1,970           1,935           3,239            708          1,013
   Other, net                                                  (68)           (219)              2            (45)            --
                                                         ---------       ---------       ---------       --------       --------

   Total other expense                                       1,167           1,131           2,516            502            759
                                                         ---------       ---------       ---------       --------       --------

Income (loss) before provision for income taxes
          and extraordinary item                             8,969          17,758         (48,805)         5,171          4,371

Income tax provision                                         3,765           7,866           4,900          2,332          1,878
                                                         ---------       ---------       ---------       --------       --------

Income (loss) before extraordinary item                      5,204           9,892         (53,705)         2,839          2,493

Extraordinary loss on early extinguishment of debt,
          net of income tax benefit                            498              --              --             --             --
                                                         ---------       ---------       ---------       --------       --------

Net income (loss)                                        $   4,706       $   9,892       $ (53,705)[3]   $  2,839       $  2,493[3]
                                                         =========       =========       =========       ========       ========

Income (loss) per common share - diluted                 $    0.68       $    0.97       $   (5.32)[3]   $   0.28       $   0.25[3]
   Extraordinary loss                                         0.07              --              --             --             --
                                                         ---------       ---------       ---------       --------       --------
   Net income (loss) per common share                    $    0.61       $    0.97       $   (5.32)      $   0.28       $   0.25
                                                         =========       =========       =========       ========       ========

Diluted weighted average common shares outstanding           7,352          10,177          10,098         10,167         10,175
                                                         =========       =========       =========       ========       ========

EBITDA (excluding one-time charges)                      $  12,853       $  24,042       $  27,799       $  6,994       $  6,509
EBITDA per share:                                        $    1.75       $    2.36       $    2.75       $   0.69       $   0.64
After-tax EBITDA per share:                              $    1.01       $    1.32       $    1.56       $   0.38       $   0.36

                                                          SIX MONTHS ENDED JUNE 30,     NINE MONTHS ENDED SEPT. 30,
                                                          -------------------------     ---------------------------
                                                             1997           1998           1997            1998
                                                           --------       --------       ---------       ---------
Revenues:
   Subscriber premiums                                     $ 71,488       $ 71,404       $ 107,470       $ 106,830
   Affiliated practice revenue                                   --         11,115           3,343          17,207
   Other revenue                                              4,547          3,486           6,356           5,474
                                                           --------       --------       ---------       ---------

   Total revenue                                             76,035         86,005         117,169         129,511

Expenses:
   Dental care providers' fees and claim costs               39,450         38,934          59,299          58,448
   Commissions                                                6,364          6,612           9,916           9,979
   Premium taxes                                                521            455             784             680
   DHMI operating expense                                        --          9,867           2,140          15,516
   General and administrative                                15,827         16,667          23,918          24,704
   Depreciation and amortization                              2,676          2,854           4,229           4,214
   Goodwill impairment                                           --          3,486              --              --
                                                           --------       --------       ---------       ---------

   Total expenses                                            64,838         75,388         100,286         113,541
                                                           --------       --------       ---------       ---------

Operating income (loss)                                      11,197         10,617          16,883          15,970

Other expense (income):
   Interest income                                             (415)          (499)           (494)           (643)
   Interest expense                                           1,446          2,172           2,229           3,284
   Other, net                                                   (61)            (3)            (66)            (15)
                                                           --------       --------       ---------       ---------

   Total other expense                                          970          1,669           1,669           2,626
                                                           --------       --------       ---------       ---------

Income (loss) before provision for income taxes
          and extraordinary item                             10,227          8,948          15,214          13,345

Income tax provision                                          4,504          3,850           6,559           5,751
                                                           --------       --------       ---------       ---------

Income (loss) before extraordinary item                       5,723          5,098           8,655           7,594

Extraordinary loss on early extinguishment of debt,
          net of income tax benefit                              --             --              --              --
                                                           --------       --------       ---------       ---------

Net income (loss)                                          $  5,723       $  5,098       $   8,655       $   7,594
                                                           ========       ========       =========       =========

Income (loss) per common share - diluted                   $   0.56       $   0.50       $    0.85       $    0.75
   Extraordinary loss                                            --             --              --              --
                                                           --------       --------       ---------       ---------
   Net income (loss) per common share                      $   0.56       $   0.50       $    0.85       $    0.75
                                                           ========       ========       =========       =========

Diluted weighted average common shares outstanding           10,173         10,178          10,200          10,181
                                                           ========       ========       =========       =========

EBITDA (excluding one-time charges)                        $ 13,873       $ 13,471       $  21,112       $  20,184
EBITDA per share:                                          $   1.36       $   1.32       $    2.07       $    1.98
After-tax EBITDA per share:                                $   0.76       $   0.75       $    1.18       $    1.13

-------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
              COMMON-SIZED HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                YEAR ENDED DECEMBER 31,          THREE MONTHS ENDED MARCH 31,
                                                           --------------------------------      ----------------------------
                                                           1995          1996          1997          1997          1998
                                                           ----          ----          ----          ----          ----
Revenues:
    Subscriber premiums                                    98.3%         96.3%         90.3%         94.2%         83.5%
    Affiliated practice revenue                             0.0%          0.0%          4.5%          0.0%         12.5%
    Other revenue                                           1.7%          3.7%          5.2%          5.8%          4.1%
                                                          -----         -----         -----         -----         -----

    Total revenue                                         100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
    Dental care providers' fees and claim costs            58.3%         52.1%         51.5% [1]     51.7%         45.8%
    Commissions                                            10.1%          8.6%          8.4%          8.4%          7.7%
    Premium taxes                                           1.3%          0.7%          0.7%          0.7%          0.6%
    DHMI operating expense                                  0.0%          0.0%          0.0%          0.0%         10.9%
    General and administrative                             18.2%         21.5%         27.9% [2]     20.8%         19.7%
    Depreciation and amortization                           2.5%          3.7%          3.6%          3.5%          3.2%
    Goodwill impairment                                     0.0%          0.0%         37.1%          0.0%          0.0%
                                                          -----         -----         -----         -----         -----

    Total expenses                                         90.5%         86.6%        129.2%         85.0%         87.9%
                                                          -----         -----         -----         -----         -----

Operating income (loss)                                     9.5%         13.4%        (29.2)%[3]     15.0%         12.1%

Other expense (income):
    Interest income                                        (0.7)%        (0.4)%        (0.5)%        (0.4)%        (0.6)%
    Interest expense                                        1.8%          1.4%          2.0%          1.9%          2.4%
    Other, net                                             (0.1)%        (0.2)%         0.0%         (0.1)%         0.0%
                                                          -----         -----         -----         -----         -----

    Total other expense                                     1.1%          0.8%          1.6%          1.3%          1.8%
                                                          -----         -----         -----         -----         -----

Income (loss) before provision for income taxes
           and extraordinary item                           8.4%         12.6%        (30.7)%        13.7%         10.3%

Income tax provision                                        3.5%          5.6%          3.1%          6.2%          4.4%
                                                          -----         -----         -----         -----         -----

Income (loss) before extraordinary item                     4.9%          7.0%        (33.8)%         7.5%          5.9%

Extraordinary loss on early extinguishment of debt,
           net of income tax benefit                        0.5%          0.0%          0.0%          0.0%          0.0%
                                                          -----         -----         -----         -----         -----

Net income (loss)                                           4.4%          7.0%        (33.8)%[3]      7.5%          5.9%
                                                          =====         =====         =====         =====         =====


EBITDA (excluding one-time charges)                        12.1%         17.0%         17.5%         18.5%         15.3%

                                                           SIX MONTHS ENDED JUNE 30,         NINE MONTHS ENDED SEPT. 30,
                                                           -------------------------         ---------------------------
                                                               1997          1998                1997          1998
                                                               ----          ----                ----          ----
Revenues:
    Subscriber premiums                                        94.0%         83.0%               91.7%         82.5%
    Affiliated practice revenue                                 0.0%         12.9%                2.9%         13.3%
    Other revenue                                               6.0%          4.1%                5.4%          4.2%
                                                              -----         -----               -----         -----

    Total revenue                                             100.0%        100.0%              100.0%        100.0%

Expenses:
    Dental care providers' fees and claim costs                51.9%         45.3%               50.6%         45.1%
    Commissions                                                 8.4%          7.7%                8.5%          7.7%
    Premium taxes                                               0.7%          0.5%                0.7%          0.5%
    DHMI operating expense                                      0.0%         11.5%                1.8%         12.0%
    General and administrative                                 20.8%         19.4%               20.4%         19.1%
    Depreciation and amortization                               3.5%          3.3%                3.6%          3.3%
    Goodwill impairment                                         0.0%          4.1%                0.0%          0.0%
                                                              -----         -----               -----         -----

    Total expenses                                             85.3%         87.7%               85.6%         87.7%
                                                              -----         -----               -----         -----

Operating income (loss)                                        14.7%         12.3%               14.4%         12.3%

Other expense (income):
    Interest income                                            (0.5)%        (0.6)%              (0.4)%        (0.5)%
    Interest expense                                            1.9%          2.5%                1.9%          2.5%
    Other, net                                                 (0.1)%        (0.0)%              (0.1)%        (0.0)%
                                                              -----         -----               -----         -----

    Total other expense                                         1.3%          1.9%                1.4%          2.0%
                                                              -----         -----               -----         -----

Income (loss) before provision for income taxes
           and extraordinary item                              13.5%         10.4%               13.0%         10.3%

Income tax provision                                            5.9%          4.5%                5.6%          4.4%
                                                              -----         -----               -----         -----

Income (loss) before extraordinary item                         7.5%          5.9%                7.4%          5.9%

Extraordinary loss on early extinguishment of debt,
           net of income tax benefit                            0.0%          0.0%                0.0%          0.0%
                                                              -----         -----               -----         -----

Net income (loss)                                               7.5%          5.9%                7.4%          5.9%
                                                              =====         =====               =====         =====


EBITDA (excluding one-time charges)                            18.2%         15.7%               18.0%         15.6%




--------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

The Robinson-Humphrey Company



                                 PROJECT GOLDCAP
                      HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                           DECEMBER 31,                  MARCH 31,       JUNE 30,    SEPTEMBER 30,
                                                -----------------------------------      ---------      ---------    -------------
                                                  1995         1996          1997           1998           1998           1998
                                                --------     --------     ---------      ---------      ---------    -------------

ASSETS
Current assets:
   Cash and cash equivalents                    $ 40,388     $ 26,959     $  21,963      $  15,568      $   9,726      $   9,980
   Accrued interest receivable                        84           48            --             --             15             13
   Premiums receivable from subscribers            3,637        3,121         5,554          4,556          4,440          7,541
   Patient accounts receivable                        --           --         1,668          2,201          2,100              0
   Income taxes receivable                            --          247           175             --             --             --
   Assets held for sale                              532           --            --             --             --             --
   Deferred income taxes                           1,416        3,106         5,081          5,081          2,578          1,438
   Other current assets                              197          602         2,842          4,067          1,932          1,874
                                                --------     --------     ---------      ---------      ---------      ---------

      Total current assets                        46,254       34,083        37,283         31,473         20,791         20,847

   Restricted funds                                1,463        2,070         2,321          2,234          2,320          2,268
   Property and equipment, net                     1,937        2,977         6,292          8,691         12,265         15,271
   Excess of purchase price over net
     assets acquired                              71,063      135,040        96,296        100,072        100,736        100,208
   Noncompetition agreements                       1,521          945           325            168             13              8
   Investment in DHDC                                 --           --         1,500          1,500          1,500             --
   Unamortized loan fees                             172          189            --             --             23             --
   Reinsurance receivable                          6,332        5,388         5,417          5,467          5,493          5,547
   Cash surrender value of officers'
     life insurance                                  155          140            --             --            207            208
   Deferred income taxes                             243        2,026            --             --             --             --
   Other assets                                      256        1,309         1,437          1,849          1,947          3,494
                                                --------     --------     ---------      ---------      ---------      ---------

   Total assets                                 $129,396     $184,167     $ 150,871      $ 151,454      $ 145,295      $ 147,849
                                                ========     ========     =========      =========      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                             $ 10,300     $  9,582     $   9,538      $   9,231      $   9,197      $   8,807
   Accounts payable and accrued expenses           7,372       10,956        14,855         13,552         11,502          9,930
   Income taxes payable                              883           --            --             --            140           (344)
   Accrued interest payable                           --          390           109            152            110            161
   Life policy and contract claims reserves           37           68            --             --             63             63
   Dental claims reserves                          2,437        1,421         1,502          1,839          1,904          1,876
   Other current liabilities                          12        1,856            63             63         (3,327)        (3,037)
                                                --------     --------     ---------      ---------      ---------      ---------

      Total current liabilities                   21,041       24,273        26,067         24,837         19,589         17,455

   Aggregate reserves for life policies
     and contracts                                 5,323        5,338         5,331          5,355          5,372          5,336
   Aggregate reserves for dental contracts           172           --            --             --             --             --
   Notes payable                                      --       41,663        56,595         55,102         54,233         56,481
   Deferred tax liability                             --           --         1,887          1,887             --             --
   Deferred compensation expense                     384          338           298            287            276            265
   Other liabilities                                 299          372           417          1,217            453            443
                                                --------     --------     ---------      ---------      ---------      ---------

   Total liabilities                              27,219       71,984        90,595         88,685         79,922         79,980
                                                --------     --------     ---------      ---------      ---------      ---------

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                    --           --            --             --             --             --
   Common stock                                      100          101           101            101            101            101
   Additional paid-in capital                     95,707       95,820        97,618         97,618         97,618         97,618
   Retained earnings                               6,370       16,262       (37,443)       (34,950)       (32,346)       (29,850)
                                                --------     --------     ---------      ---------      ---------      ---------

      Total stockholders' equity                 102,177      112,183        60,276         62,769         65,373         67,869
                                                --------     --------     ---------      ---------      ---------      ---------

   Total liabilities and stockholders'
     equity                                     $129,396     $184,167     $ 150,871      $ 151,454      $ 145,295      $ 147,849
                                                ========     ========     =========      =========      =========      =========

The Robinson-Humphrey Company



                                          PROJECT GOLDCAP
                         COMMON-SIZED HISTORICAL BALANCE SHEET INFORMATION
                                      (DOLLARS IN THOUSANDS)


                                                              DECEMBER 31,                 MARCH 31,     JUNE 30,    SEPTEMBER 30,
                                                    --------------------------------       ---------     --------    -------------
                                                     1995         1996         1997          1998          1998          1998
                                                    ------       ------       ------       ---------     --------    -------------
ASSETS
Current assets:
   Cash and cash equivalents                         31.2%        14.6%        14.6%         10.3%          6.7%          6.8%
   Accrued interest receivable                        0.1%         0.0%         0.0%          0.0%          0.0%          0.0%
   Premiums receivable from subscribers               2.8%         1.7%         3.7%          3.0%          3.1%          5.1%
   Patient accounts receivable                        0.0%         0.0%         1.1%          1.5%          1.4%          0.0%
   Income taxes receivable                            0.0%         0.1%         0.1%          0.0%          0.0%          0.0%
   Assets held for sale                               0.4%         0.0%         0.0%          0.0%          0.0%          0.0%
   Deferred income taxes                              1.1%         1.7%         3.4%          3.4%          1.8%          1.0%
   Other current assets                               0.2%         0.3%         1.9%          2.7%          1.3%          1.3%
                                                   ------       ------       ------        ------        ------        ------

      Total current assets                           35.7%        18.5%        24.7%         20.8%         14.3%         14.1%

   Restricted funds                                   1.1%         1.1%         1.5%          1.5%          1.6%          1.5%
   Property and equipment, net                        1.5%         1.6%         4.2%          5.7%          8.4%         10.3%
   Excess of purchase price over net
     assets acquired                                 54.9%        73.3%        63.8%         66.1%         69.3%         67.8%
   Noncompetition agreements                          1.2%         0.5%         0.2%          0.1%          0.0%          0.0%
   Investment in DHDC                                 0.0%         0.0%         1.0%          1.0%          1.0%          0.0%
   Unamortized loan fees                              0.1%         0.1%         0.0%          0.0%          0.0%          0.0%
   Reinsurance receivable                             4.9%         2.9%         3.6%          3.6%          3.8%          3.8%
   Cash surrender value of officers'
     life insurance                                   0.1%         0.1%         0.0%          0.0%          0.1%          0.1%
   Deferred income taxes                              0.2%         1.1%         0.0%          0.0%          0.0%          0.0%
   Other assets                                       0.2%         0.7%         1.0%          1.2%          1.3%          2.4%
                                                   ------       ------       ------        ------        ------        ------

   Total assets                                     100.0%       100.0%       100.0%        100.0%        100.0%        100.0%
                                                   ======       ======       ======        ======        ======        ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                                   8.0%         5.2%         6.3%          6.1%          6.3%          6.0%
   Accounts payable and accrued expenses              5.7%         5.9%         9.8%          8.9%          7.9%          6.7%
   Income taxes payable                               0.7%         0.0%         0.0%          0.0%          0.1%         (0.2)%
   Accrued interest payable                           0.0%         0.2%         0.1%          0.1%          0.1%          0.1%
   Life policy and contract claims reserves           0.0%         0.0%         0.0%          0.0%          0.0%          0.0%
   Dental claims reserves                             1.9%         0.8%         1.0%          1.2%          1.3%          1.3%
   Other current liabilities                          0.0%         1.0%         0.0%          0.0%         (2.3)%        (2.1)%
                                                   ------       ------       ------        ------        ------        ------

      Total current liabilities                      16.3%        13.2%        17.3%         16.4%         13.5%         11.8%

   Aggregate reserves for life policies
     and contracts                                    4.1%         2.9%         3.5%          3.5%          3.7%          3.6%
   Aggregate reserves for dental contracts            0.1%         0.0%         0.0%          0.0%          0.0%          0.0%
   Notes payable                                      0.0%        22.6%        37.5%         36.4%         37.3%         38.2%
   Deferred tax liability                             0.0%         0.0%         1.3%          1.2%          0.0%          0.0%
   Deferred compensation expense                      0.3%         0.2%         0.2%          0.2%          0.2%          0.2%
   Other liabilities                                  0.2%         0.2%         0.3%          0.8%          0.3%          0.3%
                                                   ------       ------       ------        ------        ------        ------

   Total liabilities                                 21.0%        39.1%        60.0%         58.6%         55.0%         54.1%
                                                   ------       ------       ------        ------        ------        ------

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                    0.0%         0.0%         0.0%          0.0%          0.0%          0.0%
   Common stock                                       0.1%         0.1%         0.1%          0.1%          0.1%          0.1%
   Additional paid-in capital                        74.0%        52.0%        64.7%         64.5%         67.2%         66.0%
   Retained earnings                                  4.9%         8.8%       (24.8)%       (23.1)%       (22.3)%       (20.2)%
                                                   ------       ------       ------        ------        ------        ------

      Total stockholders' equity                     79.0%        60.9%        40.0%         41.4%         45.0%         45.9%
                                                   ------       ------       ------        ------        ------        ------

   Total liabilities and stockholders' equity       100.0%       100.0%       100.0%        100.0%        100.0%        100.0%
                                                   ======       ======       ======        ======        ======        ======

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
                 HISTORICAL STATEMENT OF CASH FLOWS INFORMATION
                             (DOLLARS IN THOUSANDS)



                                                                          YEAR ENDED DECEMBER 31,      NINE MONTHS ENDED MARCH 31,
                                                                    ------------------------------   -------------------------------
                                                                      1995       1996       1997          1997            1998
                                                                    --------   --------   --------   --------------  --------------

Cash flows from operating activities:
    Net income (loss)                                               $  4,706   $  9,892   ($53,705)    $  8,655        $  7,594
    Adjustments to reconcile net income (loss) to net cash
      provided by operating activities:
       Depreciation and amortization                                   2,855      5,248      5,735        4,312           4,214
       Goodwill impairment                                                --         --     58,953           --              --
       (Gain) loss on sale of assets held for sale                        23       (174)        --           --              --
       Gain on sale of property and equipment                             --        (53)       (12)         (14)             --
       Loss on sale of property and equipment                             --         --         65           --              --
       Bad debt expense                                                   --         --        183           --              --
       Extraordinary loss on early extinguishment of debt                803         --         --           --              --
       Deferred income tax expense (benefit)                            (255)     1,526      2,136        6,438           1,756
       Changes in assets and liabilities:
         Premiums receivable from subscribers                           (203)     1,813     (2,433)      (1,548)           (477)
         Patient receivables                                              --         --     (1,029)          --              --
         Income taxes receivable                                         213       (231)        71       (2,310)           (169)
         Other assets                                                 (1,181)       (73)    (3,487)      (4,581)         (3,482)
         Unearned revenue                                              1,213     (1,445)       (59)        (756)           (731)
         Accounts payable and accrued expenses                          (424)    (3,200)      (300)      (4,465)         (5,075)
         Income taxes payable                                            854       (903)        --           --              --
         Other liabilities                                              (146)    (2,895)    (1,781)      (1,707)             17
                                                                    --------   --------   --------     --------        --------

                Net cash provided by operating activities              8,458      9,505      4,337        4,024           3,646
                                                                    --------   --------   --------     --------        --------

Cash flows from investing activities:
    Additions to property and equipment                               (1,076)    (2,394)    (3,985)      (2,686)        (10,718)
    Proceeds from sale of assets held for sale                         1,323        694         --           --              --
    Increase in restricted cash                                         (106)      (607)      (175)         (86)             53
    Proceeds from sale of property and equipment                          --        253         37           24              --
    Cash surrender value of life insurance                               (28)        15        (28)          (9)             --
    Purchases of businesses, net of cash acquired                    (31,188)   (62,462)   (20,770)     (18,744)         (4,850)
                                                                    --------   --------   --------     --------        --------

                Net cash used in investing activities                (31,075)   (64,501)   (24,921)     (21,501)        (15,515)
                                                                    --------   --------   --------     --------        --------

Cash flows from financing activities:
    Repayment of notes payable                                       (26,600)    57,697     59,456           --              --
    Borrowings under credit agreement                                 25,000    (16,034)   (44,525)          --              --
    Repayments under credit agreement                                (25,000)      (112)        --       14,307            (114)
    Loan fees paid                                                      (240)        --         --           --              --
    Repayment of subordinated notes                                   (7,947)        --         --           --              --
    Retirement of preferred stock                                     (5,377)        --         --           --              --
    Proceeds from initial public offering, net of issuance cost       51,442         --         --           --              --
    Proceeds from secondary public offering, net of issuance cost     42,047         --         --           --              --
    Proceeds from exercise of stock options                               --         66         21           21              --
    Proceeds from employee stock purchase plan                            --         48         53           --              --
    Tax benefit realized from exercise of nonqualified stock-options      --        583        583           --
    Other                                                                 --        (98)        --           --              --
                                                                    --------   --------   --------     --------        --------

                Net cash provided by financing activities             53,325     41,567     15,588       14,911            (114)
                                                                    --------   --------   --------     --------        --------

                Increase (decrease) in cash and cash equivalents      30,708    (13,429)    (4,996)      (2,566)        (11,983)
Cash and equivalents, beginning of period                              9,680     40,388     26,959       26,959          21,963
                                                                    --------   --------   --------     --------        --------

Cash and equivalents, end of period                                 $ 40,388   $ 26,959   $ 21,963     $ 24,393        $  9,980
                                                                    ========   ========   ========     ========        ========

The Robinson-Humphrey Company


                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     THREE MONTHS ENDED   THREE MONTHS ENDED  THREE MONTHS ENDED   NINE MONTHS ENDED
                                                     ------------------   ------------------  ------------------   -----------------
                                                          MARCH 31,              JUNE 30,          SEPTEMBER 30,       SEPTEMBER 30,
                                                            1998                   1998                1998                1998
                                                            ----                   ----                ----                 ----
Revenues:
        Subscriber premiums                               $35,422                $35,982             $35,425             $106,830
        Affiliated practice revenue                         5,292                  5,824               6,092               17,207
        Other revenue                                       1,728                  1,757               1,989                5,474
                                                          -------                -------             -------             --------
        Total revenue                                      42,442                 43,563              43,506              129,511

Expenses:
        Dental care providers' fees and claim costs        19,428                 19,505              19,514               58,448
        Commissions                                         3,265                  3,346               3,368                9,979
        Premium taxes                                         261                    194                 225                  680
        DHMI operating expenses                             4,605                  5,262               5,649               15,516
        General and administrative                          8,374                  8,293               8,036               24,704
        Goodwill impairment                                     0                      0                   0                    0
        Depreciation and amortization                       1,379                  1,475               1,360                4,214
                                                          -------                -------             -------            ---------
        Total operating expenses                           37,312                 38,075              38,152              113,541
                                                          -------                -------             -------            ---------
Operating income (loss)                                     5,130                  5,487               5,354               15,970

Other (income)/ expense
        Interest (income)                                    (254)                  (245)               (144)                (643)
        Interest expense                                    1,013                  1,159               1,112                3,284
        Other, net                                              0                     (3)                (12)                 (15)
                                                          -------                -------             -------            ---------
        Total other (income) expense                          759                    910                 956                2,626
                                                          -------                -------             -------            ---------
Income before income taxes                                  4,371                  4,577               4,398               13,345
Provision for income taxes                                  1,878                  1,972               1,901                5,751
                                                          -------                -------             -------            ---------
         % rate                                              43.0%                  43.1%               43.2%                43.1%

Net income before extraordinary item                      $ 2,493                $ 2,605             $ 2,497             $  7,594
                                                          =======                =======             =======            =========
Diluted weighted average shares outstanding                10,175                 10,181              10,188               10,174

Diluted earnings per share                                $  0.25                $  0.26             $  0.25             $   0.75

EBITDA (excluding one-time charges)                         6,509                  6,962               6,714               20,184

EBITDA per share                                          $  0.64                $  0.68             $  0.66             $   1.98

After-tax EBITDA per share                                $  0.36                $  0.39             $  0.37             $   1.13


The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                          THREE MONTHS ENDED     THREE MONTHS ENDED
                                                         --------------------   --------------------
                                                               MARCH 31,               JUNE 30,
                                                                 1998                   1998
                                                         --------------------   --------------------
Revenues:
     Subscriber premiums                                                 83.5%                  82.6%
     Affiliated practice revenue                                         12.5%                  13.4%
     Other revenue                                                        4.1%                   4.0%
                                                         --------------------   --------------------

     Total revenue                                                      100.0%                 100.0%

Expenses:
     Dental care providers' fees and claim costs                         45.8%                  44.8%
     Commissions                                                          7.7%                   7.7%
     Premium taxes                                                        0.6%                   0.4%
     DHMI operating expenses                                             10.9%                  12.1%
     General and administrative                                          19.7%                  19.0%
     Goodwill impairment                                                  0.0%                   0.0%
     Depreciation and amortization                                        3.2%                   3.4%
                                                         --------------------   --------------------

     Total operating expenses                                            87.9%                  87.4%
                                                         --------------------   --------------------

Operating income (loss)                                                  12.1%                  12.6%

Other (income)/expense
     Interest (income)                                                   (0.6)%                 (0.6)%
     Interest expense                                                     2.4%                   2.7%
     Other, net                                                           0.0%                  (0.0)%
                                                         --------------------   --------------------

     Total other (income) expense                                         1.8%                   2.1%
                                                         --------------------   --------------------

Income before income taxes                                               10.3%                  10.5%
Provision for income taxes                                                4.4%                   4.5%
                                                         --------------------   --------------------

Net income                                                                5.9%                   6.0%
                                                         ====================   ====================

EBITDA (excluding one-time charges)                                      15.3%                  16.0%


                                                          THREE MONTHS ENDED      NINE MONTHS ENDED
                                                         --------------------   --------------------
                                                             SEPTEMBER 30,           SEPTEMBER 30,
                                                                 1998                    1998
                                                         --------------------   --------------------
Revenues:
     Subscriber premiums                                                 81.4%                  82.5%
     Affiliated practice revenue                                         14.0%                  13.3%
     Other revenue                                                        4.6%                   4.2%
                                                         --------------------   --------------------

     Total revenue                                                      100.0%                 100.0%

Expenses:
     Dental care providers' fees and claim costs                         44.9%                  45.1%
     Commissions                                                          7.7%                   7.7%
     Premium taxes                                                        0.5%                   0.5%
     DHMI operating expenses                                             13.0%                  12.0%
     General and administrative                                          18.5%                  19.1%
     Goodwill impairment                                                  0.0%                   0.0%
     Depreciation and amortization                                        3.1%                   3.3%
                                                         --------------------   --------------------

     Total operating expenses                                            87.7%                  87.7%
                                                         --------------------   --------------------

Operating income (loss)                                                  12.3%                  12.3%

Other (income)/expense
     Interest (income)                                                   (0.3)%                 (0.5)%
     Interest expense                                                     2.6)%                  2.5%
     Other, net                                                          (0.0)%                 (0.0)%
                                                         --------------------   --------------------

     Total other (income) expense                                         2.2%                   2.0%
                                                         --------------------   --------------------

Income before income taxes                                               10.1%                  10.3%
Provision for income taxes                                                4.4%                   4.4%
                                                         --------------------   --------------------

Net income                                                                5.7%                   5.9%
                                                         ====================   ====================

EBITDA (excluding one-time charges)                                      15.4%                  15.6%

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           THREE MONTHS ENDED                    YEAR ENDED
                                                          ----------------------------------------------------   ----------
                                                          MARCH 31,     JUNE 30,   SEPTEMBER 30,  DECEMBER 31,    DECEMBER 31,
                                                            1997          1997         1997          1997             1997
                                                            ----          ----         ----          ----             ----
Revenues:
          Subscriber premiums                             $35,636       $35,852       $35,982       $ 35,926        $143,396
          Affiliated practice revenue                           0             0         3,343          3,774           7,113
          Other revenue                                     2,199         2,348         1,809          1,857           8,217
                                                          -------       -------       -------       --------        --------
          Total revenue                                    37,835        38,200        41,134         41,557         158,726

Expenses:
          Dental care providers' fees and claim costs      19,544        19,906        19,849         22,391 [1]      81,690 [1]
          Commissions                                       3,172         3,192         3,552          3,356          13,272
          Premium taxes                                       265           256           263            263           1,047
          DHMI operating expenses                               0             0             0              0               0
          General and administrative                        7,860         7,967        10,231         18,260 [2]      44,318 [2]
          Goodwill impairment                                   0             0             0         58,953          58,953
          Depreciation and amortization                     1,321         1,355         1,553          1,506           5,735
                                                          -------       -------       -------       --------        --------
          Total operating expenses                         32,162        32,676        35,448        104,729         205,015
                                                          -------       -------       -------       --------        --------
Operating income (loss)                                     5,673         5,524         5,686        (63,172)[3]     (46,289)[4]

Other (income)/expense
          Interest (income)                                  (161)         (254)          (79)          (231)           (725)
          Interest expense                                    708           738           783          1,010           3,239
          Other, net                                          (45)          (16)           (5)            68               2
                                                          -------       -------       -------       --------        --------
          Total other (income) expense                        502           468           699            847           2,516
                                                          -------       -------       -------       --------        --------

Income before income taxes                                  5,171         5,056         4,987        (64,019)        (48,805)
Provision for income taxes                                  2,332         2,172         2,055         (1,659)          4,900
                                                          -------       -------       -------       --------        --------
          % rate                                             45.1%         43.0%         41.2%            NM            10.0%

Net income before extraordinary item                      $ 2,839       $ 2,884       $ 2,932       $(62,360)[3]    $(53,705)[4]
                                                          =======       =======       =======       ========        ========

Diluted weighted average shares outstanding                10,167        10,179        10,238         10,110          10,098

Diluted earnings per share                                $  0.28       $  0.28       $  0.29       $  (6.17)[3]    $  (5.32)[4]

EBITDA (excluding one-time charges)                         6,994         6,879         7,239          6,687          27,799

      EBITDA per share                                    $  0.69       $  0.68       $  0.71       $   0.66        $   2.75

After-tax EBITDA per share                                $  0.38       $  0.39       $  0.42       $   0.37        $   1.56

-----------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $5.2 million in operating income, $2.4 million in net income and $0.24 in net income per share.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

The Robinson-Humphrey Company, LLC


                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED                      YEAR ENDED
                                                            -----------------------------------------------------   ----------
                                                            MARCH 31,     JUNE 30,    SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,
                                                            ---------     --------    -------------  ------------  ------------
                                                              1997          1997          1997          1997          1997
                                                            ---------     --------    -------------  ------------  ------------
Revenues:
         Subscriber premiums                                  94.2%         93.9%         87.5%         86.4%         90.3%
         Affiliated practice revenue                           0.0%          0.0%          8.1%          9.1%          4.5%
         Other revenue                                         5.8%          6.1%          4.4%          4.5%          5.2%
                                                            ------        ------      --------       -------       -------

         Total revenue                                       100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
         Dental care providers' fees and claim costs          51.7%         52.1%         48.3%         53.9% [1]     51.5%[1]
         Commissions                                           8.4%          8.4%          8.6%          8.1%          8.4%
         Premium taxes                                         0.7%          0.7%          0.6%          0.6%          0.7%
         DHMI operating expenses                               0.0%          0.0%          0.0%          0.0%          0.0%
         General and administrative                           20.8%         20.9%         24.9%         43.9% [2]     27.9%[2]
         Goodwill impairment                                   0.0%          0.0%          0.0%        141.9%         37.1%
         Depreciation and amortization                         3.5%          3.5%          3.8%          3.6%          3.6%
                                                            ------        ------      --------       -------       -------

         Total operating expenses                             85.0%         85.5%         86.2%        252.0%        129.2%
                                                            ------       ------       --------       -------       -------

Operating income (loss)                                       15.0%         14.5%         13.8%       (152.0)%[3]    (29.2)%[4]

Other (income)/ expense
         Interest (income)                                    (0.4)%        (0.7)%        (0.2)%        (0.6)%        (0.5)%
         Interest expense                                      1.9%          1.9%          1.9%          2.4%          2.0%
         Other, net                                           (0.1)%        (0.0)%        (0.0)%         0.2%          0.0%
                                                            ------        ------      --------       -------       -------

         Total other (income) expense                          1.3%          1.2%          1.7%          2.0%          1.6%
                                                            ------        ------      --------       -------       -------

Income before income taxes                                    13.7%         13.2%         12.1%       (154.1)%       (30.7)%
Provision for income taxes                                     6.2%          5.7%          5.0%         (4.0)%         3.1%
                                                            ------        ------      --------       -------       -------

Net income                                                     7.5%          7.5%          7.1%       (150.1)%[3]    (33.8)%[4]
                                                            ======        ======      ========       =======       =======

EBITDA (excluding one-time charges)                           18.5%         18.0%         17.6%         16.1%         17.5%


----------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]  Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 12.5% and a net income margin of 5.8%.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             ---------------------------------------   -----------    -------------
                                                             MARCH 31,      JUNE 30,    SEPTEMBER 30,  DECEMBER 31,    DECEMBER 31,
                                                               1996           1996          1996           1996           1996
                                                             ---------      --------    ------------   -----------     ------------
Revenues:
     Subscriber premiums                                     $ 30,831       $ 33,384       $ 35,443       $ 36,149       $ 135,807
     Affiliated practice revenue                                   --             --             --             --              --
     Other revenue                                                554          1,377          1,704          1,627           5,262
                                                             --------       --------       --------       --------       ---------
     Total revenue                                             31,385         34,761         37,147         37,776         141,069

Expenses:
     Dental care providers' fees and claim costs               16,481         17,967         19,196         19,787          73,431
     Commissions                                                3,013          3,091          2,949          3,131          12,184
     Premium taxes                                                259            264            264            231           1,018
     DHMI operating expenses                                       --             --             --             --              --
     General and administrative                                 6,771          7,831          7,964          7,828          30,394
     Goodwill impairment                                           --             --             --             --              --
     Depreciation and amortization                              1,047          1,287          1,389          1,430           5,153
                                                             --------       --------       --------       --------       ---------
     Total operating expenses                                  27,571         30,440         31,762         32,407         122,180
                                                             --------       --------       --------       --------       ---------
Operating income (loss)                                         3,814          4,321          5,385          5,369          18,889

Other (income)/ expense
     Interest (income)                                           (153)          (145)          (117)          (170)           (585)
     Interest expense                                              46            434            697            758           1,935
     Other, net                                                   (10)          (299)            96             (6)           (219)
                                                             --------       --------       --------       --------       ---------

     Total other (income) expense                                (117)           (10)           676            582           1,131
                                                             --------       --------       --------       --------       ---------

Income before income taxes                                      3,931          4,331          4,709          4,787          17,758
Provision for income taxes                                      1,694          1,924          2,103          2,145           7,866
     % rate                                                  --------       --------       --------       --------       ---------
                                                                 43.1%          44.4%          44.7%          44.8%           44.3%

Net income before extraordinary item                         $  2,237       $  2,407       $  2,606       $  2,642       $   9,892
                                                             ========       ========       ========       ========       =========
Diluted weighted average shares outstanding                    10,156         10,185         10,163         10,172          10,177

Diluted earnings per share                                   $   0.22       $   0.24       $   0.26       $   0.26       $    0.97

EBITDA (excluding one-time charges)                             4,861          5,608          6,774          6,799          24,042

EBITDA per share                                             $   0.48       $   0.55       $   0.67       $   0.67       $    2.36

After-tax EBITDA per share                                   $   0.27       $   0.31       $   0.37       $   0.37       $    1.32

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                         YEAR ENDED
                                                     ------------------------------------------------------------   ------------
                                                       MARCH 31,       JUNE 30,    SEPTEMBER 30,     DECEMBER 31,   DECEMBER 31,
                                                         1996            1996          1996             1996            1996
                                                     -----------     -----------   -------------     ------------   ------------
Revenues:
     Subscriber premiums                                    98.2%           96.0%           95.4%            95.7%          96.3%
     Affiliated practice revenue                             0.0%            0.0%            0.0%             0.0%           0.0%
     Other revenue                                           1.8%            4.0%            4.6%             4.3%           3.7%
                                                     -----------     -----------   -------------     ------------   ------------

     Total revenue                                         100.0%          100.0%          100.0%           100.0%         100.0%

Expenses:
     Dental care providers' fees and claim costs            52.5%           51.7%           51.7%            52.4%          52.1%
     Commissions                                             9.6%            8.9%            7.9%             8.3%           8.6%
     Premium taxes                                           0.8%            0.8%            0.7%             0.6%           0.7%
     DHMI operating expenses                                 0.0%            0.0%            0.0%             0.0%           0.0%
     General and administrative                             21.6%           22.5%           21.4%            20.7%          21.5%
     Goodwill impairment                                     0.0%            0.0%            0.0%             0.0%           0.0%
     Depreciation and amortization                           3.3%            3.7%            3.7%             3.8%           3.7%
                                                     -----------     -----------   -------------     ------------   ------------

     Total operating expenses                               87.8%           87.6%           85.5%            85.8%          86.6%
                                                     -----------     -----------   -------------     ------------   ------------

Operating income (loss)                                     12.2%           12.4%           14.5%            14.2%          13.4%

Other (income)/ expense
     Interest (income)                                      (0.5)%          (0.4)%          (0.3)%           (0.5)%         (0.4)%
     Interest expense                                        0.1%            1.2%            1.9%             2.0%           1.4%
     Other, net                                             (0.0%)          (0.9)%           0.3%            (0.0)%         (0.2)%
                                                     -----------     -----------   -------------     ------------   ------------

     Total other (income) expense                           (0.4%)          (0.0)%           1.8%             1.5%           0.8%
                                                     -----------     -----------   -------------     ------------   ------------

Income before income taxes                                  12.5%           12.5%           12.7%            12.7%          12.6%
Provision for income taxes                                   5.4%            5.5%            5.7%             5.7%           5.6%
                                                     -----------  --------------  --------------     ------------   ------------

Net income                                                   7.1%            6.9%            7.0%             7.0%           7.0%
                                                     ===========  ==============  ==============     ============   ============

EBITDA (excluding one-time charges)                         15.5%           16.1%           18.2%            18.0%          17.0%

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
               HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      THREE MONTHS ENDED                            YEAR ENDED
                                                  ------------------------------------------------------------     ------------
                                                    MARCH 31,      JUNE 30,      SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                      1995          1995             1995             1995             1995
                                                  ------------   -----------     ------------     ------------     ------------
Revenues:
     Subscriber premiums                          $     22,790   $    23,238     $     31,463     $     27,407     $    104,898
     Affiliated practice revenue                            --            --               --               --               --
     Other revenue                                         240           238              409              875            1,763
                                                  ------------   -----------     ------------     ------------     ------------

     Total revenue                                      23,031        23,476           31,872           28,282          106,661

Expenses:
     Dental care providers' fees and claim costs        13,700        13,832           18,802           15,884           62,218
     Commissions                                         2,592         2,674            3,115            2,382           10,763
     Premium taxes                                         324           353              375              340            1,392
     DHMI operating expenses                                --            --               --               --               --
     General and administrative                          3,740         3,896            5,721            6,078           19,435
     Goodwill impairment                                    --            --               --               --               --
     Depreciation and amortization                         565           533              818              800            2,717
                                                  ------------   -----------     ------------     ------------     ------------

     Total operating expenses                           20,921        21,288           28,831           25,484           96,525
                                                  ------------   -----------     ------------     ------------     ------------

Operating income (loss)                                  2,109         2,188            3,041            2,798           10,136

Other (income)/expense
     Interest (income)                                     (31)          (96)            (181)            (427)            (735)
     Interest expense                                      949           630              352               39            1,970
     Other, net                                             12            (7)             (23)             (50)             (68)
                                                  ------------   -----------     ------------     ------------     ------------

     Total other (income) expense                          929           527              148             (438)           1,167
                                                  ------------   -----------     ------------     ------------     ------------

Income before income taxes                               1,180         1,661            2,893            3,236            8,969
Provision for income taxes                                 523           709            1,246            1,288            3,765
                                                  ------------   -----------     ------------     ------------     ------------
     % rate                                               44.3%         42.7%            43.1%            39.8%            42.0%

Net income before extraordinary item              $        658   $       952     $      1,647     $      1,948     $      5,204
                                                  ============   ===========     ============     ============     ============

Diluted weighted average shares outstanding              5,500         6,500            9,041           10,150            7,352

Diluted earnings per share                        $       0.12   $      0.15     $       0.18     $       0.19     $       0.68

EBITDA (excluding one-time charges)                      2,674         2,721            3,859            3,598           12,853

EBITDA per share                                  $       0.49   $      0.42     $       0.43     $       0.36     $       1.75

After-tax EBITDA per share                        $       0.27   $      0.24     $       0.24     $       0.22     $       1.01

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                    THREE MONTHS ENDED                          YEAR ENDED
                                                   -------------------------------------------------------    -------------
                                                    MARCH 31,      JUNE 30,    SEPTEMBER 30   DECEMBER 31,     DECEMBER 31,
                                                      1995           1995         1995           1995              1995
                                                   ----------     ----------   ------------   ------------    -------------
Revenues:
     Subscriber premiums                                 99.0%          99.0%          98.7%          96.9%            98.3%
     Affiliated practice revenue                          0.0%           0.0%           0.0%           0.0%             0.0%
     Other revenue                                        1.0%           1.0%           1.3%           3.1%             1.7%
                                                   ----------     ----------   ------------   ------------    -------------

     Total revenue                                      100.0%         100.0%         100.0%         100.0%           100.0%

Expenses:
     Dental care providers' fees and claim costs         59.5%          58.9%          59.0%          56.2%            58.3%
     Commissions                                         11.3%          11.4%           9.8%           8.4%            10.1%
     Premium taxes                                        1.4%           1.5%           1.2%           1.2%             1.3%
     DHMI operating expenses                              0.0%           0.0%           0.0%           0.0%             0.0%
     General and administrative                          16.2%          16.6%          17.9%          21.5%            18.2%
     Goodwill impairment                                  0.0%           0.0%           0.0%           0.0%             0.0%
     Depreciation and amortization                        2.5%           2.3%           2.6%           2.8%             2.5%
                                                   ----------     ----------   ------------   ------------    -------------

     Total operating expenses                            90.8%          90.7%          90.5%          90.1%            90.5%
                                                   ----------     ----------   ------------   ------------    -------------

Operating income (loss)                                   9.2%           9.3%           9.5%           9.9%             9.5%

Other (income)/expense
     Interest (income)                                   (0.1)%         (0.4)%         (0.6)%         (1.5)%           (0.7)%
     Interest expense                                     4.1%           2.7%           1.1%           0.1%             1.8%
     Other, net                                           0.1%          (0.0)%         (0.1)%         (0.2)%           (0.1)%
                                                   ----------     ----------   ------------   ------------    -------------

     Total other (income) expense                         4.0%           2.2%           0.5%          (1.5%)            1.1%
                                                   ----------     ----------   ------------   ------------    -------------

Income before income taxes                                5.1%           7.1%           9.1%          11.4%             8.4%
Provision for income taxes                                2.3%           3.0%           3.9%           4.6%             3.5%
                                                   ----------     ----------   ------------   ------------    -------------

Net income before extraordinary item                      2.9%           4.1%           5.2%           6.9%             4.9%
                                                   ==========     ==========   ============   ============    =============

EBITDA (excluding one-time charges)                      11.6%          11.6%          12.1%          12.7%            12.1%

The Robinson-Humphrey Company



                                PROJECT GOLDCAP
                           HISTORICAL EBITDA ANALYSIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             ------------------------------------------------------    ------------
                                                             MARCH 31,      JUNE 30,   SEPTEMBER 30,   DECEMBER 31,    DECEMBER 31,
                                                               1995           1995           1995           1995           1995
                                                             ---------     ---------   -------------   ------------    -------------
EBITDA                                                       $  2,674       $  2,721       $  3,859       $  3,598       $  12,853

EBITDA margin                                                    11.6%          11.6%          12.1%          12.7%           12.1%

EBITDA per share                                             $   0.49       $   0.42       $   0.43       $   0.36       $    1.75

After-tax EBITDA per share                                   $   0.27       $   0.24       $   0.24       $   0.22       $    1.01

                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             ------------------------------------------------------    ------------
                                                             MARCH 31,      JUNE 30,   SEPTEMBER 30,   DECEMBER 31,    DECEMBER 31,
                                                               1996           1996           1996           1996           1996
                                                             ---------     ---------   -------------   ------------    ------------
EBITDA                                                       $  4,861       $  5,608       $  6,774       $  6,799       $  24,042

EBITDA margin                                                    15.5%          16.1%          18.2%          18.0%           17.0%

EBITDA per share                                             $   0.48       $   0.55       $   0.67       $   0.67       $    2.36

After-tax EBITDA per share                                   $   0.27       $   0.31       $   0.37       $   0.37       $    1.32

                                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                             ------------------------------------------------------    ------------
                                                             MARCH 31,      JUNE 30,   SEPTEMBER 30,   DECEMBER 31,    DECEMBER 31,
                                                               1997           1997           1997           1997           1997
                                                             ---------     ---------   -------------   ------------    ------------
EBITDA (excluding one-time charges)                          $  6,994       $  6,879       $  7,239       $  6,687       $  27,799

EBITDA margin                                                    18.5%          18.0%          17.6%          16.1%           17.5%

EBITDA per share                                             $   0.69       $   0.68       $   0.71       $   0.66       $    2.75

After-tax EBITDA per share                                   $   0.38       $   0.39       $   0.42       $   0.37       $    1.56

                                                                      THREE MONTHS ENDED
                                                             ---------------------------------------
                                                             MARCH 31,      JUNE 30,   SEPTEMBER 30,
                                                               1996           1996           1996
                                                             ---------     ----------  -------------
EBITDA                                                       $   6,509      $   6,962    $   6,714

EBITDA margin                                                     15.3%          16.0%        15.4%

EBITDA per share                                             $    0.64      $    0.68    $    0.66

After-tax EBITDA per share                                   $    0.36      $    0.39    $    0.37

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                         THREE MONTHS ENDING
                                                      -----------------------------------------------------------
                                                      MARCH 31,        JUNE 30,     SEPTEMBER 30,     DECEMBER 31,
                                                       1998 (A)        1998 (A)        1998 (A)            1998
                                                      ---------        --------     -------------     -----------
Revenues:
      Subscriber premiums                              $ 35,422        $ 35,982        $ 35,425        $ 35,490
      Affiliated practice revenue                         5,292           5,824           6,092           6,397
      Other revenue                                       1,728           1,757           1,989           1,764
                                                       --------        --------        --------        --------

      Total revenue                                      42,442          43,563          43,506          43,651

Expenses:
      Dental care providers' fees and claim costs        19,428          19,505          19,514          19,590
      Commissions                                         3,265           3,346           3,368           3,265
      Premium taxes                                         261             194             225             240
      DHMI operating expenses                             4,605           5,262           5,649           5,693
      General and administrative                          8,374           8,293           8,036           7,988
      Depreciation and amortization                       1,379           1,475           1,360           1,410
                                                       --------        --------        --------        --------

      Total operating expenses                           37,312          38,075          38,152          38,186
                                                       --------        --------        --------        --------

Operating income (loss)                                   5,130           5,488           5,354           5,464

Other (income)/expense
      Interest (income)                                    (254)           (245)           (144)           (168)
      Interest expense                                    1,013           1,159           1,112           1,059
      Other, net                                             --              (3)            (12)             --
                                                       --------        --------        --------        --------

      Total other (income) expense                          759             911             956             891
                                                       --------        --------        --------        --------

Income before income taxes                                4,371           4,577           4,398           4,573
Provision for income taxes                                1,878           1,972           1,901           1,971
                                                       --------        --------        --------        --------
      % rate                                                 43%             43%             43%             43%

Net income                                             $  2,493        $  2,605        $  2,497        $  2,602
                                                       ========        ========        ========        ========

Diluted weighted average shares outstanding              10,167          10,113          10,113          10,113

Diluted earnings per share                             $   0.25        $   0.26        $   0.25        $   0.26

EBITDA                                                    6,509           6,963           6,714           6,874

EBITDA per share                                       $   0.64        $   0.69        $   0.66        $   0.68

After-Tax EBITDA per share                             $   0.37        $   0.39        $   0.38        $   0.39


                                         YEAR ENDING                           THREE MONTHS ENDING                     YEAR ENDING
                                         ------------     --------------------------------------------------------     ------------
                                         DECEMBER 31,     MARCH 31,      JUNE 30,     SEPTEMBER 30,   DECEMBER 31,     DECEMBER 31,
                                            1998            1999           1999            1999          1999              1999
                                         ------------     ---------      --------     -------------   ------------     ------------
Revenues:
      Subscriber premiums                 $ 142,319        $ 35,671      $ 35,972        $ 36,276        $ 36,583        $ 144,502
      Affiliated practice revenue            23,605           6,716         7,052           7,405           7,775           28,949
      Other revenue                           7,238           1,778         1,800           1,835           1,876            7,289
                                          ---------        --------      --------        --------        --------        ---------

      Total revenue                         173,162          44,166        44,824          45,516          46,234          180,740

Expenses:
      Dental care providers' fees
       and claim costs                       78,037          19,762        19,928          20,097          20,340           80,127
      Commissions                            13,244           3,353         3,381           3,410           3,439           13,583
      Premium taxes                             920             265           269             273             277            1,084
      DHMI operating expenses                21,209           5,910         6,206           6,516           6,842           25,475
      General and administrative             32,691           7,729         7,844           7,965           7,975           31,514
      Depreciation and amortization           5,624           1,469         1,476           1,426           1,433            5,804
                                          ---------        --------      --------        --------        --------        ---------

      Total operating expenses              151,725          38,488        39,104          39,687          40,306          157,587
                                          ---------        --------      --------        --------        --------        ---------

Operating income (loss)                      21,436           5,678         5,719           5,828           5,927           23,152

Other (income)/expense
      Interest (income)                        (811)           (230)         (246)           (278)           (310)          (1,064)
      Interest expense                        4,343           1,050         1,050           1,050           1,050            4,200
      Other, net                                (15)             --            --              --              --               --
                                          ---------        --------      --------        --------        --------        ---------

      Total other (income) expense            3,517             820           804             772             740            3,136
                                          ---------        --------      --------        --------        --------        ---------

Income before income taxes                   17,919           4,858         4,915           5,056           5,188           20,017
Provision for income taxes                    7,722           2,089         2,113           2,174           2,231            8,607
                                          ---------        --------      --------        --------        --------        ---------
      % rate                                     43%             43%           43%             43%             43%              43%

Net income                                $  10,197        $  2,769      $  2,801        $  2,882        $  2,957        $  11,410
                                          =========        ========      ========        ========        ========        =========

Diluted weighted average shares
  outstanding                                10,129          10,150        10,150          10,150          10,150           10,150

Diluted earnings per share                $    1.01        $   0.27      $   0.28        $   0.28        $   0.29        $    1.12

EBITDA                                       27,060           7,147         7,195           7,254           7,360           28,956

EBITDA per share                          $    2.67        $   0.70      $   0.71        $   0.71        $   0.73        $    2.85

After-Tax EBITDA per share                $    1.52        $   0.40      $   0.40        $   0.41        $   0.41        $    1.63



-----------------------
[1] Projections provided by Robinson-Humphrey research dated October 27, 1998.

The Robinson-Humphrey Company


PROJECT GOLDCAP
COMMON-SIZED PROJECTED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                          THREE MONTHS ENDING
                                                            ------------------------------------------------
                                                            MARCH 31,    JUNE 30, SEPTEMBER 30, DECEMBER 31,
                                                            1998 (A)     1998 (A)    1998 (A)      1998
                                                            --------     -------  ------------- ------------
Revenues:
      Subscriber premiums                                      83.5%       82.6%       81.4%        81.3%
      Affiliated practice revenue                              12.5%       13.4%       14.0%        14.7%
      Other revenue                                             4.1%        4.0%        4.6%         4.0%
                                                              -----       -----       -----       ------

      Total revenue                                           100.0%      100.0%      100.0%       100.0%

Expenses:
      Dental care providers' fees and
        claim costs                                            45.8%       44.8%       44.9%        44.9%
      Commissions                                               7.7%        7.7%        7.7%         7.5%
      Premium taxes                                             0.6%        0.4%        0.5%         0.5%
      DHMI operating expenses                                  10.9%       12.1%       13.0%        13.0%
      General and administrative                               19.7%       19.0%       18.5%        18.3%
      Depreciation and amortization                             3.2%        3.4%        3.1%         3.2%
                                                              -----       -----       -----       ------

      Total operating expenses                                 87.9%       87.4%       87.7%        87.5%
                                                              -----       -----       -----       ------

Operating income (loss)                                        12.1%       12.6%       12.3%        12.5%

Other (income)/ expense
      Interest (income)                                         0.6%        0.6%        0.3%         0.4%
      Interest expense                                          2.4%        2.7%        2.6%         2.4%
      Other, net                                                0.0%        0.0%        0.0%         0.0%
                                                              -----       -----       -----       ------

      Total other (income) expense                              1.8%        2.1%        2.2%         2.0%
                                                              -----       -----       -----       ------

Income before income taxes                                     10.3%       10.5%       10.1%        10.5%
Provision for income taxes                                      4.4%        4.5%        4.4%         4.5%
                                                              -----       -----       -----       ------

Net income                                                      5.9%        6.0%        5.7%         6.0%
                                                              =====       =====       =====       ======

EBITDA                                                         15.3%       16.0%       15.4%        15.7%

                                                  YEAR ENDING                    THREE MONTHS ENDING                YEAR ENDING
                                                  ------------    ------------------------------------------------- ------------
                                                  DECEMBER 31,    MARCH 31,    JUNE 30,  SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                                                     1998 (A)       1998         1999       1999          1999         1999
                                                  ------------    ---------    --------  ------------- -----------  ------------
Revenues:
      Subscriber premiums                              82.2%        80.8%        80.3%        79.7%        79.1%        80.0%
      Affiliated practice revenue                      13.6%        15.2%        15.7%        16.3%        16.8%        16.0%
      Other revenue                                     4.2%         4.0%         4.0%         4.0%         4.1%         4.0%
                                                     ------       ------       ------       ------       ------       ------

      Total revenue                                   100.0%       100.0%       100.0%       100.0%       100.0%       100.0%

Expenses:
      Dental care providers' fees and
        claim costs                                    45.1%        44.7%        44.5%        44.2%        44.0%        44.3%
      Commissions                                       7.6%         7.6%         7.5%         7.5%         7.4%         7.5%
      Premium taxes                                     0.5%         0.6%         0.6%         0.6%         0.6%         0.6%
      DHMI operating expenses                          12.2%        13.4%        13.8%        14.3%        14.8%        14.1%
      General and administrative                       18.9%        17.5%        17.5%        17.5%        17.2%        17.4%
      Depreciation and amortization                     3.2%         3.3%         3.3%         3.1%         3.1%         3.2%
                                                     ------       ------       ------       ------       ------       ------

      Total operating expenses                         87.6%        87.1%        87.2%        87.2%        87.2%        87.2%
                                                     ------       ------       ------       ------       ------       ------

Operating income (loss)                                12.4%        12.9%        12.8%        12.8%        12.8%        12.8%

Other (income)/ expense
      Interest (income)                                 0.5%         0.5%         0.5%         0.6%         0.7%         0.6%
      Interest expense                                  2.5%         2.4%         2.3%         2.3%         2.3%         2.3%
      Other, net                                        0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
                                                     ------       ------       ------       ------       ------       ------

      Total other (income) expense                      2.0%         1.9%         1.8%         1.7%         1.6%         1.7%
                                                     ------       ------       ------       ------       ------       ------

Income before income taxes                             10.3%        11.0%        11.0%        11.1%        11.2%        11.1%
Provision for income taxes                              4.5%         4.7%         4.7%         4.8%         4.8%         4.8%
                                                     ------       ------       ------       ------       ------       ------

Net income                                              5.9%         6.3%         6.2%         6.3%         6.4%         6.3%
                                                     ======       ======       ======       ======       ======       ======

EBITDA                                                 15.6%        16.2%        16.1%        15.9%        15.9%        16.0%


-------------------------
[1] Projections provided by Robinson-Humprey research dated October 27, 1998.

The Robinson-Humphrey Company



PROJECT GOLDCAP
COMPARISON OF ROBINSON-HUMPHREY RESEARCH PROJECTIONS
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                              YEAR ENDING DECEMBER 31, 1998                               YEAR ENDING DECEMBER 31, 1999
                         ----------------------------------------------------  --------------------------------------------------
                          ROBINSON-HUMPHREY   ROBINSON-HUMPHREY                ROBINSON-HUMPHREY   ROBINSON-HUMPHREY
                          RESEARCH - JULY     RESEARCH - OCTOBER    VARIANCE   RESEARCH - JULY     RESEARCH - OCTOBER   VARIANCE
                         -------------------  ------------------   ----------  -----------------   ------------------   ---------
CONSOLIDATED GOLDCAP
--------------------
Revenues                      $178,357              $173,162        $(5,195)        $195,492             $180,740        $14,752
        % Growth                  12.4%                  9.1%          (3.0)%            9.6%                 4.4%           8.2%

EBITDA                         $27,413               $27,060          $ 353          $30,309              $28,956         $1,353
        % Growth                  (1.4)%                (2.7)%          1.3%            10.6%                 7.0%           4.7%
        % Margin                  15.4%                 15.6%                           15.5%                16.0%

Operating income               $21,518               $21,436           $ 82          $24,056              $23,152           $904
        % Growth                  (2.5)%                (2.8)%          0.4%            11.8%                 8.0%           3.9%
        % Margin                  12.1%                 12.4%                           12.3%                12.8%

Net income                     $10,767               $10,197          $ 570          $12,431              $11,410         $1,021
        % Growth                  (2.8)%                (8.0)%          5.6%            15.5%                11.9%           8.9%
        % Margin                   6.0%                  5.9%                            6.4%                 6.3%

BENEFITS COMPANY
----------------
Revenues                      $151,315              $149,557        $ 1,758         $157,492             $151,791         $5,701
        % Growth                  (0.2)%                (1.4)%          1.2%             4.1%                 1.5%           3.8%

EBITDA                         $23,381               $24,664        $(1,283)         $24,229              $25,482        $(1,253)
        % Growth                    NA                    NA           (5.2)%            3.6%                 3.3%          (4.9)%
        % Margin                  15.5%                 16.5%                           15.4%                16.8%

DHMI
----
Revenues                       $27,042               $23,605        $ 3,437          $38,000              $28,949         $9,051
        % Growth                 280.2%                231.9%          14.6%            40.5%                22.6%          31.3%

EBITDA                          $4,032                $2,396        $ 1,636           $6,080               $3,474         $2,606
        % Growth                    NA                    NA           68.3%            50.8%                45.0%          75.0%
        % Margin                  14.9%                 10.2%                           16.0%                12.0%

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION [1]
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                             PROJECTED YEAR ENDING DECEMBER 31,
                                      -----------------------------------------------------------------------------------
                                        1998           1999           2000           2001           2002           2003
                                      --------       --------       --------       --------       --------       --------
Revenues:
   Benefits revenues                  $148,231       $153,750       $161,438       $171,124       $183,102       $195,920
   DHMI patient revenues                22,975         25,474         28,116         31,032         34,250         37,803
   DHDC management fee                   2,229          2,344          2,587          2,855          3,152          3,478
   Dentlease rental fees                    NA             NA             NA             NA             NA             NA
                                      --------       --------       --------       --------       --------       --------
    Total revenues                     173,435        181,568        192,141        205,011        220,504        237,201
     % Growth                              9.3%           4.7%           5.8%           6.7%           7.6%           7.6%

Expenses:
   Benefits expenses                   124,095        128,032        133,660        140,727        149,268        158,368
   DHMI expenses                        23,094         24,031         26,523         29,274         32,310         35,661
   Depreciation and amortization         4,481          4,382          4,723          5,149          5,244          5,355
                                      --------       --------       --------       --------       --------       --------
    Total expenses                     151,670        156,445        164,906        175,150        186,822        199,384
                                      --------       --------       --------       --------       --------       --------

Operating income                        21,765         25,123         27,235         29,861         33,682         37,817
     % Growth                            (1.4)%          15.4%           8.4%           9.6%          12.8%          12.3%

Interest expense                         3,690          4,100          4,100          4,100          4,100          4,100
                                      --------       --------       --------       --------       --------       --------

Income before income taxes              18,075         21,023         23,135         25,761         29,582         33,717

Provision for income taxes               7,711          8,896          9,786         10,894         12,514         14,267
                                      --------       --------       --------       --------       --------       --------

Net income                            $ 10,364       $ 12,127       $ 13,349       $ 14,867       $ 17,067       $ 19,449
                                      ========       ========       ========       ========       ========       ========
     % Growth                            -6.5%           17.0%          10.1%          11.4%          14.8%          14.0%

Diluted shares outstanding              10,183         10,400         10,600         10,800         11,000         11,200
Diluted earnings per share            $   1.02       $   1.17       $   1.26       $   1.38       $   1.55       $   1.74

EBITDA                                $ 26,246       $ 29,505       $ 31,958       $ 35,010       $ 38,926       $ 43,172

---------------
[1] Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company


PROJECT GOLDCAP
CONSOLIDATED PROJECTED COMMON-SIZED INCOME STATEMENT INFORMATION [1]
--------------------------------------------------------------------------------

                                                          PROJECTED YEAR ENDING DECEMBER 31,
                                     --------------------------------------------------------------------------
                                     1998              1999         2000          2001        2002         2003
                                     ----              ----         ----          ----        ----         ----
Revenues:
   Benefits revenues                  85.5%            84.7%        84.0%         83.5%       83.0%        82.6%
   DHMI patient revenues              13.2%            14.0%        14.6%         15.1%       15.5%        15.9%
   DHDC management fee                 1.3%             1.3%         1.3%          1.4%        1.4%         1.5%
   Dentlease rental fees                NA               NA           NA            NA          NA           NA
                                     -----            -----        -----         -----       -----        -----
    Total revenues                   100.0%           100.0%       100.0%        100.0%      100.0%       100.0%

Expenses:
   Benefits expenses                  71.6%            70.5%        69.6%         68.6%       67.7%        66.8%
   DHMI expenses                      13.3%            13.2%        13.8%         14.3%       14.7%        15.0%
   Depreciation and amortization       2.6%             2.4%         2.5%          2.5%        2.4%         2.3%
                                     -----            -----        -----         -----       -----        -----
    Total expenses                    87.5%            86.2%        85.8%         85.4%       84.7%        84.1%

Operating income                      12.5%            13.8%        14.2%         14.6%       15.3%        15.9%
Interest expense                       2.1%             2.3%         2.1%          2.0%        1.9%         1.7%
                                     -----            -----        -----         -----       -----        -----

Income before income taxes            10.4%            11.6%        12.0%         12.6%       13.4%        14.2%

Provision for income taxes             4.4%             4.9%         5.1%          5.3%        5.7%         6.0%
                                     -----            -----        -----         -----       -----        -----

Net income                             6.0%             6.7%         6.9%          7.3%        7.7%         8.2%
                                     =====            =====        =====         =====       =====        =====

EBITDA                                15.1%            16.3%        16.6%         17.1%       17.7%        18.2%

---------------
[1]  Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED INCOME STATEMENTS [1]
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                 PROJECTED YEAR ENDING DECEMBER 31,
                                      -----------------------------------------------------------------------------------
                                        1998           1999           2000           2001           2002           2003
                                        ----           ----           ----           ----           ----           ----
Total revenues                        $148,231       $153,750       $161,438       $171,124       $183,102       $195,920
   % Growth                               (0.7)%          3.7%           5.0%           6.0%           7.0%           7.0%

Expenses
   Dental care providers' fees
     and claim costs                    79,413         81,488         85,562         90,696         97,044        103,837
   Commissions                          13,235         14,453         15,337         16,257         17,395         18,612
   Premium taxes                           908            942            989          1,048          1,122          1,200
   General and administrative           30,539         31,149         31,772         32,726         33,707         34,719
   Depreciation and amortization         3,596          3,471          3,792          4,196          4,267          4,351
                                      --------       --------       --------       --------       --------       --------
    Total expenses                     127,691        131,503        137,452        144,923        153,535        162,719
                                      --------       --------       --------       --------       --------       --------

Operating income                        20,540         22,247         23,986         26,201         29,567         33,201
   % Growth                                 NA            8.3%           7.8%           9.2%          12.8%          12.3%


Interest expense                         4,500          5,000          5,000          5,000          5,000          5,000
Less interest income                       810            900            900            900            900            900
                                      --------       --------       --------       --------       --------       --------

Income before income taxes              16,850         18,147         19,886         22,101         25,467         29,101

Provision for income taxes               7,246          7,803          8,551          9,503         10,951         12,513
                                      --------       --------       --------       --------       --------       --------

Net income                            $  9,605       $ 10,344       $ 11,335       $ 12,598       $ 14,516       $ 16,588
                                      ========       ========       ========       ========       ========       ========
   % Growth                                 NA            7.7%           9.6%          11.1%          15.2%          14.3%

EBITDA                                $ 24,136       $ 25,718       $ 27,778       $ 30,397       $ 33,834       $ 37,552


-------------------------------------------------------------------------------------------------------------------------
TAX RATE                                  43.0%          43.0%          43.0%          43.0%          43.0%          43.0%
-------------------------------------------------------------------------------------------------------------------------

--------------------------
[1]  Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
--------------------------------------------------------------------------------


                                                                             PROJECTED YEAR ENDING DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                        1998        1999          2000         2001          2002         2003
                                                        ----        ----          ----         ----          ----         ----
Total revenues                                         100.0%      100.0%        100.0%       100.0%        100.0%       100.0%

Expenses
   Dental care providers' fees and claim costs          53.6%       53.0%         53.0%        53.0%         53.0%        53.0%
   Commissions                                           8.9%        9.4%          9.5%         9.5%          9.5%         9.5%
   Premium taxes                                         0.6%        0.6%          0.6%         0.6%          0.6%         0.6%
   General and administrative                           20.6%       20.3%         19.7%        19.1%         18.4%        17.7%
   Depreciation and amortization                         2.4%        2.3%          2.3%         2.5%          2.3%         2.2%
                                                       -----       -----         -----        -----         -----        -----
    Total expenses                                      86.1%       85.5%         85.1%        84.7%         83.9%        83.1%
                                                       -----       -----         -----        -----         -----        -----

Operating income                                        13.9%       14.5%         14.9%        15.3%         16.1%        16.9%


Interest expense                                         3.0%        3.3%          3.1%         2.9%          2.7%         2.6%
Less Interest income                                     0.5%        0.6%          0.6%         0.5%          0.5%         0.5%
                                                       -----       -----         -----        -----         -----        -----

Income before income taxes                              11.4%       11.8%         12.3%        12.9%         13.9%        14.9%

Provision for income taxes                               4.9%        5.1%          5.3%         5.6%          6.0%         6.4%
                                                       -----       -----         -----        -----         -----        -----

Net income                                               6.5%        6.7%          7.0%         7.4%          7.9%         8.5%
                                                       =====       =====         =====        =====         =====        =====

EBITDA                                                  16.3%       16.7%         17.2%        17.8%         18.5%        19.2%

------------------
[1]  Projections provided by management dated October 13, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                           PROJECTED YEAR ENDING DECEMBER 31,
                                    ----------------------------------------------------------------------------
                                      1998         1999          2000          2001          2002          2003
                                    -------      -------       -------       -------       -------       -------

Patient revenues                    $22,975      $25,474       $28,116       $31,032       $34,250       $37,803
DHDC management fee                   2,229        2,344         2,587         2,855         3,152         3,478
Dentlease rental fees                    NA           NA            NA            NA            NA            NA
                                    -------      -------       -------       -------       -------       -------

   Total revenues                    25,204       27,818        30,703        33,887        37,402        41,281
     % Growth                            --         10.4%         10.4%         10.4%         10.4%         10.4%

Management fee expense                    5            0             0             0             0             0
Operating expense                    20,315       21,791        24,051        26,545        29,299        32,337
Unallocated corporate overhead        2,774        2,240         2,472         2,729         3,012         3,324
Depreciation expense                    204          192           212           234           258           285
Amortization expense                    681          719           719           719           719           719
                                    -------      -------       -------       -------       -------       -------

   Total expenses                    23,979       24,942        27,454        30,227        33,287        36,665
                                    -------      -------       -------       -------       -------       -------

Operating income                      1,225        2,876         3,249         3,660         4,115         4,616
     % Growth                            --        134.8%         13.0%         12.7%         12.4%         12.2%
Interest expense (income)                --           --            --            --            --            --
                                    -------      -------       -------       -------       -------       -------

Income before income taxes            1,225        2,876         3,249         3,660         4,115         4,616
Income tax provision                    466        1,093         1,235         1,391         1,564         1,754
                                    -------      -------       -------       -------       -------       -------

Net income                          $   760      $ 1,783       $ 2,014       $ 2,269        $2,551        $2,862
                                    =======      =======       =======       =======       =======       =======
     % Growth                            --        134.8%         13.0%         12.7%         12.4%         12.2%

EBITDA                              $ 2,110      $ 3,787       $ 4,180       $ 4,613       $ 5,092       $ 5,620

---------------------------------------------
[1] Projections dated October 13, 1998 provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------



                                                           PROJECTED YEAR ENDING DECEMBER 31,
                                      -----------------------------------------------------------------------
                                       1998         1999         2000         2001         2002         2003
                                      ------       ------       ------       ------       ------       ------

Patient revenues                        91.2%        91.6%        91.6%        91.6%        91.6%        91.6%
DHDC management fee                      8.8%         8.4%         8.4%         8.4%         8.4%         8.4%
Dentlease rental fees                     NA           NA           NA           NA           NA           NA
                                      ------       ------       ------       ------       ------       ------

   Total revenues                      100.0%       100.0%       100.0%       100.0%       100.0%       100.0%

Management fee expense                   0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
Operating expense                       80.6%        78.3%        78.3%        78.3%        78.3%        78.3%
Unallocated corporate overhead          11.0%         8.1%         8.1%         8.1%         8.1%         8.1%
Depreciation expense                     0.8%         0.7%         0.7%         0.7%         0.7%         0.7%
Amortization expense                     2.7%         2.6%         2.3%         2.1%         1.9%         1.7%
                                      ------       ------       ------       ------       ------       ------

   Total expenses                       95.1%        89.7%        89.4%        89.2%        89.0%        88.8%
                                      ------       ------       ------       ------       ------       ------

Operating income                         4.9%        10.3%        10.6%        10.8%        11.0%        11.2%
Interest expense (income)                0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
                                      ------       ------       ------       ------       ------       ------

Income before income taxes               4.9%        10.3%        10.6%        10.8%        11.0%        11.2%
Income tax provision                     1.8%         3.9%         4.0%         4.1%         4.2%         4.2%
                                      ------       ------       ------       ------       ------       ------

Net income                               3.0%         6.4%         6.6%         6.7%         6.8%         6.9%
                                      ======       ======       ======       ======       ======       ======

EBITDA                                   8.4%        13.6%        13.6%        13.6%        13.6%        13.6%

----------------------------------------
[1]Projections dated October 13, 1998 provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

The Robinson-Humphrey Company



PROJECT GOLDCAP
COMPARISON OF GOLDCAP MANAGEMENT PROJECTIONS
---------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                    YEAR ENDING DECEMBER 31, 1998                            YEAR ENDING DECEMBER 31, 1999
                        --------------------------------------------------   ----------------------------------------------------
                             GOLDCAP            GOLDCAP                          GOLDCAP             GOLDCAP
                         MANAGEMENT - JUL.   MANAGEMENT - OCT.   VARIANCE    MANAGEMENT - JUL.   MANAGEMENT - OCT.      VARIANCE
                        ------------------   -----------------  ----------   -----------------   -----------------     ----------
CONSOLIDATED GOLDCAP
--------------------
Revenues                    $175,026            $173,435         ($1,591)         $190,938            $181,568            $(9,370)
        % Growth                10.3%                9.3%           (0.9)%             9.1%                4.7%              (4.9)%

EBITDA                       $25,699             $26,246            $547           $31,097             $29,505            $(1,592)
        % Growth                (7.6)%              (5.6)%           2.1%             21.0%               12.4%              (5.1)%
        % Margin               14.7%                15.1%                             16.3%               16.3%

Operating income             $19,834             $21,765          $1,931           $26,884             $25,123            $(1,761)
        % Growth               (10.1)%              (1.4)%           9.7%             35.5%               15.4%              (6.6)%
        % Margin                11.3%               12.5%                             14.1%               13.8%

Net income                    $9,541             $10,364            $823           $13,215             $12,127            $(1,088)
        % Growth               (13.9)%              (6.5)%           8.6%             38.5%               17.0%              (8.2)%
        % Margin                 5.5%                6.0%                              6.9%                6.7%

Benefits Company
Revenues                    $150,496            $148,231         ($2,265)         $163,785            $153,750           $(10,035)
        % Growth                (0.7)%              (2.2)%          (1.5)%             8.8%                3.7%              (6.1)%

EBITDA                       $24,489             $24,136           ($353)          $27,449             $25,718            $(1,731)
        % Growth                  NA                  NA           (1.4)%             12.1%                6.6%              (6.3)%
        % Margin                16.3%               16.3%                             16.8%               16.7%

DHMI
Revenues                     $24,530             $25,204            $674           $27,153             $27,818               $665
        % Growth               244.9%              254.3%            2.7%             10.7%               10.4%               2.4%

EBITDA                        $1,210              $2,110            $900            $3,648              $3,787               $139
        % Growth                  NA                  NA            74.4%            201.5%               79.5%               3.8%
        % Margin                 4.9%                8.4%                             13.4%               13.6%

The Robinson-Humphrey Company


PROJECT GOLDCAP
TRADING STATISTICS
JULY 27, 1998 - DECEMBER 28, 1998
-------------------------------------------------------------------------------

---------------------------------------------------------------------------
AVERAGE CLOSING PRICE:                     AVERAGE DAILY VOLUME:
----------------------                     ---------------------
SINCE 7/27/98 ANNOUNC.   $13.32            SINCE 7/27/98 ANNOUNC.    56,481
90 DAYS                  $12.73            90 DAYS                   49,240
60 DAYS                  $11.73            60 DAYS                   51,288
30 DAYS                  $10.99            30 DAYS                   61,920
5 DAYS                   $10.23            5 DAYS                    58,860

HIGH CLOSE  (7/29/98)    $16.88            HIGH VOLUME (12/16/98)   773,400
LOW CLOSE   (12/24/98)   $10.06            LOW VOLUME  (12/11/98)       200
---------------------------------------------------------------------------



  DATE                HIGH              LOW              CLOSE         VOLUME
  ----                ----              ---              -----         ------
12/28/98             $10.31           $10.06            $10.19          59,200
12/24/98              10.31            10.06             10.06           6,700
12/23/98              10.31            10.06             10.31          79,100
12/22/98              10.38            10.00             10.31          72,600
12/21/98              10.25            10.00             10.25          76,700
12/18/98              10.38            10.00             10.38          16,200
12/17/98              10.69            10.00             10.50          38,500
12/16/98              11.38            10.00             10.63         773,400
12/15/98              11.69            11.25             11.38           2,800
12/14/98              11.31            11.25             11.31             500
12/11/98              11.75            11.75             11.75             200
12/10/98              11.81            11.25             11.31           3,200

  DATE                HIGH              LOW              CLOSE           VOLUME
  ----                ----              ---              -----           ------
12/9/98               11.88            11.25             11.25              800
12/8/98               11.38            11.25             11.25           27,000
12/7/98               11.81            11.31             11.38           61,400
12/4/98               11.50            11.25             11.25            8,900
12/3/98               12.25            11.25             11.38           47,000
12/2/98               11.75            11.00             11.75          152,300
12/1/98               11.13            10.00             11.13          205,200
11/30/98              10.75             9.88             10.44           25,400
11/27/98              10.75            10.75             10.75            2,000
11/25/98              10.88            10.75             10.75            2,500
11/24/98              11.06            10.69             10.75           36,300
11/23/98              11.13            10.81             10.81           46,400
11/20/98              11.19            10.38             11.00           35,900
11/19/98              11.50            11.00             11.06           40,200
11/18/98              11.50            11.25             11.25            2,500
11/17/98              11.63            11.38             11.50           14,800
11/16/98              11.88            11.50             11.63           18,100
11/13/98              12.00            11.75             11.88            1,800
11/12/98              12.00            11.56             11.75            5,000
11/11/98              12.13            11.69             11.75           20,400
11/10/98              11.94            11.88             11.88           14,200
11/9/98               12.25            11.81             11.88           51,800
11/6/98               12.38            12.00             12.00            3,800
11/5/98               12.38            12.00             12.00           11,900
11/4/98               12.25            12.00             12.00           28,800
11/3/98               12.38            12.00             12.00           49,400
11/2/98               12.38            12.00             12.00          108,300
10/30/98              12.38            11.75             11.88           74,400
10/29/98              12.38            12.00             12.06           46,800
10/28/98              12.50            12.13             12.13          119,200
10/27/98              13.50            12.13             12.38          111,800
10/26/98              13.38            13.00             13.19            2,900
10/23/98              12.75            12.75             12.75            2,300
10/22/98              13.63            12.88             13.00           40,100
10/21/98              14.13            13.00             13.00           49,900
10/20/98              13.50            12.63             13.50            4,400

  DATE                HIGH              LOW              CLOSE           VOLUME
  ----                ----              ---              -----           ------
10/19/98              13.25            12.50             12.63           21,400
10/16/98              13.13            13.00             13.13            9,100
10/15/98              13.06            12.75             12.88           34,300
10/14/98              13.19            12.63             13.00           11,600
10/13/98              12.81            12.63             12.81           12,500
10/12/98              12.75            12.00             12.50           33,300
10/9/98               12.25            10.63             12.25           83,500
10/8/98               12.13            10.50             10.94           97,600
10/7/98               13.25            11.88             12.25          103,600
10/6/98               14.00            12.50             13.00           54,000
10/5/98               14.00            13.75             14.00            1,800
10/2/98               14.00            13.63             14.00           11,600
10/1/98               13.75            13.00             13.75           60,700
9/30/98               14.13            13.25             13.63          183,600
9/29/98               14.13            14.00             14.13            4,500
9/28/98               14.13            14.00             14.13           20,800
9/25/98               14.25            13.88             13.94           82,000
9/24/98               14.50            14.00             14.00           57,000
9/23/98               15.00            14.25             14.25           37,100
9/22/98               14.88            14.25             14.44           18,100
9/21/98               14.63            14.00             14.25           90,000
9/18/98               15.00            14.25             15.00           15,200
9/17/98               14.63            14.25             14.50           34,000
9/16/98               14.75            14.00             14.69           15,800
9/15/98               14.88            14.25             14.88            6,400
9/14/98               14.75            14.25             14.75            6,900
9/11/98               15.13            14.75             14.75           30,900
9/10/98               15.00            14.38             15.00            9,100
9/09/98               15.63            14.75             15.00           29,400
9/08/98               15.69            15.25             15.56           22,600
9/04/98               15.63            15.25             15.44           18,100
9/03/98               15.13            14.25             15.13           45,700
9/02/98               14.50            14.00             14.38           13,900
9/01/98               14.88            14.00             14.44           41,700
8/31/98               15.13            14.75             14.88           25,000
8/28/98               15.38            14.88             15.00          173,000

  DATE                HIGH              LOW              CLOSE           VOLUME
  ----                ----              ---              -----           ------
8/27/98               15.50            14.50             14.50           32,700
8/26/98               15.88            15.31             15.50          228,200
8/25/98               15.50            15.13             15.31           27,500
8/24/98               15.75            15.50             15.50           14,200
8/21/98               15.50            15.00             15.25            3,800
8/20/98               15.75            15.63             15.63            6,400
8/19/98               15.94            15.75             15.78           15,100
8/18/98               16.13            15.88             16.13           26,200
8/17/98               16.25            15.75             16.25            4,700
8/14/98               16.19            16.00             16.06            3,500
8/13/98               16.13            15.75             16.13           26,600
8/12/98               16.38            16.00             16.13           40,200
8/11/98               16.38            15.88             16.00          245,200
8/10/98               16.75            16.38             16.44          134,800
8/07/98               16.75            16.50             16.63           81,400
8/06/98               16.50            16.44             16.50           98,400
8/05/98               16.63            16.25             16.44          112,700
8/04/98               16.75            16.63             16.63           56,300
8/03/98               16.75            16.69             16.75           42,200
7/31/98               16.75            16.69             16.75           51,600
7/30/98               16.88            16.63             16.72           94,600
7/29/98               16.88            16.63             16.88          205,100
7/28/98               17.00            15.75             16.75          299,700
7/27/98               13.50            12.75             13.50          130,100

--------------------------------
Source: AT Financial

PROJECT GOLDCAP
DAILY PRICE AND TRADING VOLUME - JULY 27, 1998 THROUGH DECEMBER 28, 1998
-------------------------------------------------------------------------------


                                    (GRAPH)


[1] Goldcap announces TAGTCR merger.
[2] Goldcap announces third quarter
    earnings shortfall.
[3] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                          DAILY: 7/27/98 TO 12/28/98


                                    (GRAPH)

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/27/98 TO 12/28/98


                                    [GRAPH]

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/27/98 TO 12/28/98


                                    [GRAPH]

PROJECT GOLDCAP
LAST TWELVE MONTHS DAILY PRICE AND TRADING VOLUME SINCE JANUARY 2, 1998
-------------------------------------------------------------------------------


                                    (GRAPH)


[1] Goldcap warns of charges related to dental practice management business and negative impact on earnings.
[2] Goldcap announces that its fourth quarter earnings will fall short of estimates due to unusual charges.
[3] Goldcap charges weaken fourth quarter earnings; several analysts downgrade stock.
[4] Goldcap meets first quarter consensus estimates with earnings of $0.25 per share.
[5] Goldcap announces TAGTCR merger.
[6] Goldcap announces third quarter
    earnings shortfall.
[7] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 1/1/98 TO 12/28/98


                                    (GRAPH)

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/1/98 TO 12/28/98


                                    [GRAPH]

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/1/98 TO 12/28/98


                                    [GRAPH]

PROJECT GOLDCAP
WEEKLY PRICE AND TRADING VOLUME - IPO THROUGH DECEMBER 28, 1998
-------------------------------------------------------------------------------


                                    (GRAPH)


[1]  Goldcap IPO; shares rise 29% during the first day of trading.
[2] Goldcap announces record third quarter results with earnings up 300% over the previous year.
[3] Goldcap reports fourth quarter earnings of $0.19, missing consenseus estimates.
[4] Goldcap reports record first quarter earnings with a 240% increase in net income over the previous year.
[5] Phyllis Klock appointed president; several analysts reiterate favorable ratings.
[6] Goldcap reports record first quarter earnings with a 27% increase in net income over the previous year.
[7]  Goldcap reports third quarter earnings, meeting estimates.
[8] Goldcap warns of charges related to dental practice management business and negative impact on earnings.
[9]  Due to unusual and one-time charges,
     Goldcap earnings down; several analysts downgrade stock.
[10] Goldcap announces TAGTCR merger.
[11] Goldcap announces third quarter earnings shortfall.
[12] Goldcap announces possibility that TAGTCR merger would not take place at $18/share.

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                         WEEKLY: 5/26/95 TO 12/28/98


                                    (GRAPH)

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 5/26/95 TO 12/28/98

                                    (GRAPH)

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 5/26/95 TO 12/28/98

                                    (GRAPH)

The Robinson-Humphrey Company


PROJECT GOLDCAP
SHAREHOLDER OWNERSHIP ANALYSIS

----------------------------------------------------------------------------------------------------

                                                      NUMBER OF    AS A PERCENT              [GRAPH]
                                                        SHARES       OF TOTAL
                                                      ----------   ------------

Total Shares Outstanding as of September 30, 1998:    10,112,629       100.0%


Date       Institutional Ownership:
----       ------------------------

 9/30/98   AID ASSOC FOR LUTHERANS                         5,500        0.05%
12/31/97   ANB INVESTMENT MGMT & TR                        8,682        0.09%
 9/30/98   BANC ONE CORPORATION                           10,500        0.10%
 9/30/98   BANK OF NEW YORK                                6,000        0.06%
 9/30/98   BANKERS TRUST N Y CORP                         34,400        0.34%
 9/30/98   BARCLAYS BANK PLC                             133,342        1.32%
 9/30/98   BEAR STEARNS & CO                              41,200        0.41%
 9/30/98   BRANDYWINE ASSET MGMT.                         51,700        0.51%
 9/30/98   CAPSTONE ASSET MGMT. CO.                        1,890        0.02%
 9/30/98   COLLEGE RETIRE EQUITIES                        47,400        0.47%
 9/30/98   COLORADO PUBLIC EMPL RET                       13,900        0.14%
 9/30/98   DEERE & COMPANY                                13,800        0.14%
 6/30/98   DIMENSIONAL FUND ADVS.                        699,600        6.92%
 9/30/98   EATON VANCE MANAGEMENT                         97,300        0.96%
 9/30/98   EDGEMONT ASSET MGMT CORP                    1,158,300       11.45%
 9/30/98   EQUITABLE COMPANIES INC                         9,500        0.09%
 9/30/98   FIDELITY MGMT & RES CORP                    1,011,300       10.00%
 9/30/98   FIRST QUADRANT LP                              11,000        0.11%
 9/30/98   FLEET FINL GROUP INC                            9,400        0.09%
 9/30/98   GENERAL ELECTRIC COMPANY                      446,300        4.41%
 9/30/98   LASALLE NATIONAL BANK                         436,300        4.31%
 9/30/98   MASSACHUSETTS FINL SVCS                       275,800        2.73%
 9/30/98   MELLON BANK CORPORATION                        20,113        0.20%
 9/30/98   MERRILL LYNCH & CO INC                            623        0.01%
 9/30/98   NATIONSBANK CORPORATION                       127,800        1.26%
 9/30/98   NATIONWIDE ADVISORY SVCS                       19,000        0.19%
 9/30/98   NEUBERGER&BERM INST ASST                       87,800        0.87%
 9/30/98   NEUBERGER&BERMAN MGMT                         227,900        2.25%
 9/30/98   NEW YORK ST TEACHERS RET                       35,900        0.36%
 9/30/98   NOMURA ASSET MGMT CO LTD                        4,500        0.04%
 9/30/98   NORTHERN TRUST CORP                            16,500        0.16%
 9/30/98   NORWEST BK MINNESOTA N A                        3,600        0.04%
 9/30/98   PILGRIM BAXTER VALUE INV                       27,000        0.27%
 9/30/98   PRUDENTIAL INS CO/AMER                        692,400        6.85%
 9/30/98   PUTNAM INVESTMENT MGMT                        575,700        5.69%
 9/30/98   SELIGMAN J W & COMPANY                        595,900        5.89%
 9/30/98   STRONG CAPITAL MGMT INC                       490,600        4.85%
 9/30/98   TEXAS TEACHER RETIRM SYS                       35,000        0.35%
 9/30/98   VANGUARD GROUP INC                              5,600        0.06%
 9/30/98   WEISS PECK & GREER                                280        0.00%
 9/30/98   WORLD ASSET MANAGEMENT                          9,500        0.09%
                                                      ----------       -----

            Total Institutional Holdings               7,498,830        74.2%

Insider Ownership:

            Total Insider Holdings                       884,332 [1]     8.7%

            Total Retail Holdings                      1,729,467        17.1%


---------------------------------------
[1] All Directors and Executive Officers as a group as reported in the Goldcap proxy dated March 30, 1998.

Source: CDA Spectrum as of 1/13/99.

The Robinson-Humphrey Company


PROJECT GOLDCAP
INSTITUTIONAL OWNERSHIP HISTORY
QUARTERS ENDING SEPTEMBER 1995 THROUGH SEPTEMBER 1998

------------------------------------------------------------------------------------------------------------------------------

13F INSTITUTION                         9/30/98      6/30/98      3/31/98     12/31/97      9/30/97       6/30/97     3/31/97
----------------------------           ---------    ---------    ---------    ---------    ---------     ---------   ---------

EDGEMONT ASSET MGMT CORP               1,158,300    1,500,000    1,500,000    1,500,000    1,540,600     2,008,200     845,000
FIDELITY MGMT & RES CORP               1,011,300      718,100      750,400      618,400      463,400       355,900
PRUDENTIAL INS CO/AMER                   692,400      707,100      713,100      575,800      497,000       542,500       7,600
SELIGMAN J W & COMPANY                   595,900      755,700      755,700      750,900      750,900       747,800     436,500
PUTNAM INVESTMENT MGMT                   575,700      575,700      756,910      753,610      774,510       805,410   1,010,185
STRONG CAPITAL MGMT INC                  490,600      456,450      214,200        1,200      114,700         7,700      63,700
GENERAL ELECTRIC COMPANY                 446,300      446,300      446,300      446,300      295,800             0      11,000
LASALLE NATIONAL BANK                    436,300      436,300      436,300      437,400      297,000        10,800
MASSACHUSETTS FINL SVCS                  275,800      283,800      288,800      859,195      994,195       994,695     736,795
NEUBERGER&BERMAN MGMT                    227,900      252,900      252,900      302,900      302,900
BARCLAYS BANK PLC                        133,342      135,029      193,420      209,563      211,934       200,134     170,434
NATIONSBANK CORPORATION                  127,800       10,066       11,250
EATON VANCE MANAGEMENT                    97,300       97,300       90,400
NEUBERGER&BERM INST ASST                  87,800       89,700       84,500       89,800       89,800
BRANDYWINE ASSET MGMT.                    51,700       51,700        2,500
COLLEGE RETIRE EQUITIES                   47,400      101,400        9,100       15,100        9,100         9,100       6,100
BEAR STEARNS & CO                         41,200       23,200           16           49           40           600
NEW YORK ST TEACHERS RET                  35,900       35,900       35,900       35,900       35,900
TEXAS TEACHER RETIRM SYS                  35,000       35,000       35,000       35,000       35,000        20,000
BANKERS TRUST N Y CORP                    34,400       19,100      199,900      214,500      212,100       165,200     164,200
PILGRIM BAXTER VALUE INV                  27,000
MELLON BANK CORPORATION                   20,113       19,813       48,764       50,600       52,300        47,500      53,302
NATIONWIDE ADVISORY SVCS                  19,000       19,000       19,000       19,000       19,000
NORTHERN TRUST CORP                       16,500       12,500       10,500
COLORADO PUBLIC EMPL RET                  13,900                     7,900                         0         6,400
DEERE & COMPANY                           13,800       10,700       10,700       10,800       10,700        10,100      10,100
FIRST QUADRANT LP                         11,000
BANC ONE CORPORATION                      10,500       10,500       10,500                                       0      10,000
EQUITABLE COMPANIES INC                    9,500        8,200        2,200       15,900       15,900        16,200     192,600
WORLD ASSET MANAGEMENT                     9,500        9,400        9,300        9,800        9,800        11,500      10,800
FLEET FINL GROUP INC                       9,400        9,900        9,900        9,900        9,900
BANK OF NEW YORK                           6,000        5,700        5,400        2,400        2,400         2,300       2,200
VANGUARD GROUP INC                         5,600        5,000       39,600       37,100       37,100        37,100      37,100
AID ASSOC FOR LUTHERANS                    5,500        5,300        4,600
NOMURA ASSET MGMT CO LTD                   4,500        4,500        4,500        4,500
NORWEST BK MINNESOTA N A                   3,600
CAPSTONE ASSET MGMT. CO.                   1,890                     2,530                       386           386         386
MERRILL LYNCH & CO INC                       623            0           89        1,400          167
WEISS PECK & GREER                           280          280          280          200          200
AMERICAN GENERAL CORP                          0        2,500        2,500        2,500        2,500         2,000       2,000
BARON CAPITAL INC                              0       20,000                         0       30,000        25,000      17,500
QUAKER PARTNERS LLC                            0       20,000
AAL CAPITAL MGMT CORP
AELTUS INVESTMENT MGMT
AETNA LIFE INS & ANNUITY
AIM MGMT GROUP INC                                                                                               0   1,028,500



13F INSTITUTION                    12/31/96      9/30/96      6/30/96      3/31/96     12/31/95      9/30/95
----------------------------      ---------    ---------    ---------    ---------     --------      -------


EDGEMONT ASSET MGMT CORP            845,000      405,000      405,000      405,000      505,000      635,000
FIDELITY MGMT & RES CORP                                                         0       35,000      358,000
PRUDENTIAL INS CO/AMER                7,100
SELIGMAN J W & COMPANY              329,800      282,200      153,900      200,000
PUTNAM INVESTMENT MGMT            1,005,385    1,352,835    1,363,635    1,272,435      408,585      481,885
STRONG CAPITAL MGMT INC                   0       44,750        7,725      116,475       30,500       13,700
GENERAL ELECTRIC COMPANY             12,300       12,300       12,300
LASALLE NATIONAL BANK
MASSACHUSETTS FINL SVCS             649,395      248,805      159,300      175,400      199,100      199,100
NEUBERGER&BERMAN MGMT
BARCLAYS BANK PLC                   171,214      176,798      178,228
NATIONSBANK CORPORATION                                0       16,200
EATON VANCE MANAGEMENT
NEUBERGER&BERM INST ASST
BRANDYWINE ASSET MGMT.
COLLEGE RETIRE EQUITIES               4,600        4,100
BEAR STEARNS & CO
NEW YORK ST TEACHERS RET
TEXAS TEACHER RETIRM SYS
BANKERS TRUST N Y CORP              165,700      167,050      114,050       43,450      360,850      309,250
PILGRIM BAXTER VALUE INV
MELLON BANK CORPORATION              52,300       47,100       34,100       16,600       16,600
NATIONWIDE ADVISORY SVCS
NORTHERN TRUST CORP
COLORADO PUBLIC EMPL RET
DEERE & COMPANY                       8,100
FIRST QUADRANT LP
BANC ONE CORPORATION                106,522      106,522
EQUITABLE COMPANIES INC             168,600      134,700      119,400      143,200       93,800      108,300
WORLD ASSET MANAGEMENT               12,200          400          100          100          100
FLEET FINL GROUP INC
BANK OF NEW YORK                      2,200
VANGUARD GROUP INC
AID ASSOC FOR LUTHERANS
NOMURA ASSET MGMT CO LTD
NORWEST BK MINNESOTA N A
CAPSTONE ASSET MGMT. CO.
MERRILL LYNCH & CO INC                    0          100        2,700
WEISS PECK & GREER
AMERICAN GENERAL CORP                 2,000        2,000        1,100
BARON CAPITAL INC
QUAKER PARTNERS LLC
AAL CAPITAL MGMT CORP                                                            0       58,100
AELTUS INVESTMENT MGMT                    0       23,500
AETNA LIFE INS & ANNUITY                                        2,500
AIM MGMT GROUP INC                1,027,100    1,027,100      798,300      670,900       85,400

13F INSTITUTION                         9/30/98      6/30/98      3/31/98     12/31/97      9/30/97       6/30/97     3/31/97
----------------------------           ---------    ---------    ---------    ---------    ---------     ---------   ---------
ALLIED IRISH BANKS PLC
AMERICAN CENTURY COS
ANB INVESTMENT MGMT & TR                                                          8,682        9,600         9,800       9,800
APODACA INVT GROUP INC
ARTISAN PARTNERS L P                                                     0      442,000      368,800       245,600
BANK OF TOKYO LTD
BATTERYMARCH FINL MGMT
BENTLEY CAPITAL MGMT INC                                                              0       25,000
BERGER ASSOCIATES INC
BERKELEY CAPITAL MGMT
BZW BARCLAYS GLBL INVTS
CALIF STATE TEACHERS RET                                    0       32,800       32,800       32,800        32,800      32,700
CHARLES SCHWAB INVT MGMT                                                 0        4,400        4,400         4,400       4,400
COLUMBIA MANAGEMENT CO
COMERICA INC                                                                          0        9,700        11,500      10,800
DE GARMO & KELLEHER                                                                                                          0
DIMENSIONAL FUND ADVS.                                699,600      699,600      354,900      317,600       280,600
DRIEHAUS CAPITAL MGMT
DUNCAN-HURST CAP MGMT
FIDUCIARY TRUST CO INTL.                                                 0       26,100       87,600        48,300
FIRST INVESTORS MGMT CO                                                  0       19,600
FIRST OF AMER INVT-S C I
FIRSTAR CORPORATION
FRANKLIN RESOURCES INC
FRED ALGER MANAGEMENT                                                                                            0     346,750
FRONTIER CAPITAL MGMT CO
GARDNER LEWIS ASSET MGMT
GE INVESTMENT CORP
GEEWAX TERKER & COMPANY                                                                                          0      29,900
GENERAL MOTORS INVT MGMT
GRANAHAN INVT MGMT INC                                                                             0       205,000     321,100
GW CAPITAL MGMT INC                                         0       22,900       48,000       35,000
HANCOCK JOHN ADVISERS
HILLIARD JJB, LYONS WL
HINTZ HOLMAN & HECKSHER
INVESTMENT ADVISERS INC                                                                            0        20,000
JACOBS LEVY EQUITY MGMT                                                  0       14,100       14,100
JANUS CAPITAL CORP                                                                                               0     801,750
JMC CAPITAL MGMT INC                                                                  0       25,036        26,945     123,380
LGT ASSET MANAGEMENT INC
LOOMIS SAYLES & COMPANY                                     0      139,100      358,500      295,400        47,300
LUTHER KING CAPITAL MGMT                                                                                         0      35,000
MACKAY SHIELDS FINANCIAL                                                 0       40,500       40,500        40,500      40,500
MACKENZIE FINANCIAL CORP                                                              0       90,100        90,100      90,100
MASS MUTUAL LIFE INSUR                                                                                                       0
MENTOR INVT ADVISORS LLC                                                                                         0      45,370
METROPOLITAN LIFE INSUR                                                                            0         5,400         700
MITCHELL HUTCHINS ASSET
MONETTA FINL SVCS INC
MORGAN J P & CO INC
MORGAN STANLEY D WITTER                                                                                          0      17,000
NEW USA RESEARCH & MGMT
NEW YORK ST COMMON RET.
NICHOLAS CO                                                                                        0        95,000      75,000

13F INSTITUTION                     12/31/96      9/30/96      6/30/96      3/31/96      12/31/95      9/30/95
----------------------------       ---------     ---------    ---------    ---------     --------      -------
ALLIED IRISH BANKS PLC                                   0      152,700
AMERICAN CENTURY COS                        0      250,000      250,000      380,000
APODACA INVT GROUP INC                      0      157,400
ANB INVESTMENT MGMT & TR               10,400        1,500
ARTISAN PARTNERS L P
BANK OF TOKYO LTD                                                     0        2,500
BATTERYMARCH FINL MGMT                      0       21,000       14,900
BENTLEY CAPITAL MGMT INC
BERGER ASSOCIATES INC                       0      100,050      150,050      150,000      195,500      195,500
BERKELEY CAPITAL MGMT                                    0      153,100        2,700
BZW BARCLAYS GLBL INVTS                                                      173,000      143,600      100,700
CALIF STATE TEACHERS RET               32,700                    32,700            0       32,100       21,100
CHARLES SCHWAB INVT MGMT                4,400        4,400        4,100        2,700
COLUMBIA MANAGEMENT CO                                                             0      220,000
COMERICA INC                           12,200
DE GARMO & KELLEHER                    40,000       40,000       80,000
DIMENSIONAL FUND ADVS.
DRIEHAUS CAPITAL MGMT                                                              0      297,188      301,853
DUNCAN-HURST CAP MGMT                                    0      341,290      345,490      342,840      223,840
FIDUCIARY TRUST CO INTL.                                                                        0       10,000
FIRST INVESTORS MGMT CO
FIRST OF AMER INVT-S C I                    0      184,750      185,050      109,150      107,850      102,050
FIRSTAR CORPORATION                                      0       31,500                         0       54,400
FRANKLIN RESOURCES INC                                                                          0       12,000
FRED ALGER MANAGEMENT                 361,650      367,750      294,200      289,200      235,700      174,000
FRONTIER CAPITAL MGMT CO                                                           0      125,900      120,600
GARDNER LEWIS ASSET MGMT                                                                                     0
GE INVESTMENT CORP                                                                              0       20,300
GEEWAX TERKER & COMPANY
GENERAL MOTORS INVT MGMT                                                           0       47,500       65,500
GRANAHAN INVT MGMT INC
GW CAPITAL MGMT INC
HANCOCK JOHN ADVISERS                       0      417,000      413,000      410,000      400,000
HILLIARD JJB, LYONS WL                                              100          100
HINTZ HOLMAN & HECKSHER                                                                         0       10,000
INVESTMENT ADVISERS INC
JACOBS LEVY EQUITY MGMT
JANUS CAPITAL CORP                    961,750      671,925      377,425                                      0
JMC CAPITAL MGMT INC                  128,005      130,960      179,660      234,150      260,710
LGT ASSET MANAGEMENT INC                                                           0       15,000            0
LOOMIS SAYLES & COMPANY
LUTHER KING CAPITAL MGMT
MACKAY SHIELDS FINANCIAL               36,000       19,000       19,000       20,000       20,000       20,000
MACKENZIE FINANCIAL CORP               83,100       23,600       23,600       30,000
MASS MUTUAL LIFE INSUR                  8,500      190,000      279,700      218,800      194,000      212,700
MENTOR INVT ADVISORS LLC               83,770       76,220       74,220       77,870      133,520      135,470
METROPOLITAN LIFE INSUR
MITCHELL HUTCHINS ASSET                                                                         0      137,900
MONETTA FINL SVCS INC                                    0       39,250      190,485       80,000
MORGAN J P & CO INC                                                                             0      185,700
MORGAN STANLEY D WITTER                     0
NEW USA RESEARCH & MGMT                                                            0       10,000
NEW YORK ST COMMON RET.                                  0        7,600
NICHOLAS CO                            75,000       50,000       25,000


13F INSTITUTION                         9/30/98      6/30/98      3/31/98     12/31/97      9/30/97       6/30/97     3/31/97
----------------------------          ----------   ----------   ----------   ----------   ----------    ----------  ----------

NICHOLAS-APPLEGATE CAP.
NORTHERN TRUST CO/CONN                                                                                           0       9,000
NORTHWESTERN MUTUAL INVT                                                                                         0     186,600
NORTHWESTERN MUTUAL LIFE                                                                                         0     143,100
OBERWEIS ASSET MGMT INC                                                                                          0      15,000
ONE VALLEY BANK N A
PALISADE CAPITAL MGT LLC                                                              0       69,800       304,800     219,800
PATTERSON J O & CO
PELL RUDMAN TRUST CO NA                                                  0       39,425       37,675        35,050      14,800
PHOENIX HOME LIFE MUTUAL                                                                           0        17,500
PILGRIM BAXTER & ASSOCS                                                                                          0     574,075
PIMCO ADVISORS L P
PORTFOLIO ADVISORY SVCS
PROVIDENT INVT COUNSEL                                                                                           0     354,243
R S INVESTMENT MGMT INC                                                                                                      0
RENAISSANCE TECHNOLOGIES                                    0       12,400            0       10,200
REPUBLIC NATL BANK/N.Y.
ROBERT FLEMING(FLEM CAP)
ROBERTSON STEPHNS CO INV                                                                                                     0
ROTHSCHILD/PELL RUDMAN                                                   0       51,775       51,950        53,100      21,800
SAFECO CORPORATION                                                                                 0       293,500
SCHRODER CAP MGMT INTL.                                                  0      418,940      281,440       249,840     237,000
SCUDDER KEMPER INVTS INC                                                                           0       293,900     288,900
SEARS INVESTMENT MGMT                                                    0       15,100       19,000        19,000      13,200
SSI INVESTMENT MGMT INC
STACEY BRAUN ASSOC INC
STANDISH AYER & WOOD INC                                                              0       11,900
STATE STREET CORP                                           0       37,914       37,614       29,200        27,000      27,400
SUNTRUST BANKS INC                                                       0      160,824      202,302       214,170     217,089
T ROWE PRICE ASSOCIATES                                                  0       21,600       21,600        19,800      19,800
TCW GROUP INC
THOMSON HORSTMANN&BRYANT
TRAVELERS INC                                               0       19,065       14,119       12,048        18,781      31,605
TURNER INVT PARTNERS INC
UNITED STATES TR/BOSTON
UNIVERSITY OF TEXAS INVT                                                 0       46,600       41,300        28,700
USAA UNITED SVCS AUTO                                       0      150,000      110,000      110,000        45,000      45,000
VAN KAMPEN AMER CAPITAL
WALL STREET ASSOCIATES
WARBURG DILLON READ LLC                                                                                          0      50,500
WARBURG PINCUS ASSET MGT
WELLS FARGO BANK N A
WILLIAM BLAIR & CO LLC                                                                             0        56,100      65,900
WILMINGTON TRUST COMPANY
WISCONSIN INVESTMT BOARD
ZWEIG-DIMENNA PARTNERS
                                      ----------   ----------   ----------   ----------   ----------    ----------  ----------
TOTAL HOLDINGS                         6,790,548    7,593,638    8,078,638    9,275,296    9,069,283     8,866,011   9,335,064
TOTAL Number of Owners                        42           45           58           58           66            69          60
Shares Outstanding (Millions)              10.11        10.11        10.11        10.11        10.11         10.11       10.06
Price at End of Period                $    13.63   $    15.63   $    15.38   $    20.28   $    25.00    $    21.06  $    28.00
Average Price of Period               $    14.63   $    15.50   $    17.83   $    22.64   $    23.03    $    24.53  $    31.63
Top 15 Holders Percentage                   63.4%



13F INSTITUTION                         12/31/96      9/30/96      6/30/96      3/31/96     12/31/95      9/30/95
----------------------------           ----------   ----------   ----------   ----------   ----------   ----------

NICHOLAS-APPLEGATE CAP.                                                                0      239,000
NORTHERN TRUST CO/CONN
NORTHWESTERN MUTUAL INVT
NORTHWESTERN MUTUAL LIFE                  350,500      344,100      284,100      323,000      328,900      328,900
OBERWEIS ASSET MGMT INC                    15,000       15,000       15,000       15,000       15,000       15,000
ONE VALLEY BANK N A                             0        2,100        2,300        2,300        2,900
PALISADE CAPITAL MGT LLC                                                  0
PATTERSON J O & CO                                                                     0       46,000       55,000
PELL RUDMAN TRUST CO NA
PHOENIX HOME LIFE MUTUAL
PILGRIM BAXTER & ASSOCS                   987,100    1,004,900      998,200      426,900      552,200      772,900
PIMCO ADVISORS L P                                                        0      196,000      127,000
PORTFOLIO ADVISORY SVCS                                      0       88,290       66,110       58,610       42,030
PROVIDENT INVT COUNSEL                    427,900      389,600      353,200      337,500      286,100      261,800
R S INVESTMENT MGMT INC                     6,900        6,100       56,700       60,700       64,000
RENAISSANCE TECHNOLOGIES
REPUBLIC NATL BANK/N.Y.                         0        6,020
ROBERT FLEMING(FLEM CAP)                                                                            0       10,000
ROBERTSON STEPHNS CO INV                   22,300
ROTHSCHILD/PELL RUDMAN
SAFECO CORPORATION                                                                                               0
SCHRODER CAP MGMT INTL.                   232,400        6,000        6,000        6,000        6,000        9,000
SCUDDER KEMPER INVTS INC                  286,200      259,800      266,600      263,900      227,900      189,000
SEARS INVESTMENT MGMT                      12,000
SSI INVESTMENT MGMT INC                         0        1,000
STACEY BRAUN ASSOC INC                                                                 0       17,700       17,700
STANDISH AYER & WOOD INC
STATE STREET CORP                          33,800       11,500       27,100
SUNTRUST BANKS INC                        222,280       20,065      148,277       89,794       62,376       62,376
T ROWE PRICE ASSOCIATES                    16,500       12,000
TCW GROUP INC                                                                          0       50,000       40,000
THOMSON HORSTMANN&BRYANT                                                                            0       72,700
TRAVELERS INC                              98,739       73,378       80,962       86,414       12,999       13,039
TURNER INVT PARTNERS INC                        0       94,750       66,750       50,050       42,110       51,460
UNITED STATES TR/BOSTON                                      0        1,700
UNIVERSITY OF TEXAS INVT                                     0       14,500            0       16,400
USAA UNITED SVCS AUTO                      45,000       45,000       45,000       45,000       50,000       50,000
VAN KAMPEN AMER CAPITAL                                150,350      150,450      151,000       62,700       57,800
WALL STREET ASSOCIATES                          0      102,150       95,100       86,500       66,800      100,600
WARBURG DILLON READ LLC                                                   0       20,000
WARBURG PINCUS ASSET MGT                                     0       36,000
WELLS FARGO BANK N A                                                                                0       12,000
WILLIAM BLAIR & CO LLC                     25,900
WILMINGTON TRUST COMPANY                                                               0        5,300        5,300
WISCONSIN INVESTMT BOARD                                                                            0      175,700
ZWEIG-DIMENNA PARTNERS                                                    0       57,000       32,000       25,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
TOTAL HOLDINGS                          9,189,510    9,127,228    9,390,312    7,962,873    7,026,438    6,576,153
TOTAL Number of Owners                         59           63           64           60           63           52
Shares Outstanding (Millions)               10.06        10.06        10.06        10.06        10.02        10.02
Price at End of Period                 $    35.25   $    37.75   $    46.50   $    36.00   $     41.5   $    29.25
Average Price of Period                $    36.50   $    42.13   $    41.25   $    38.75   $    35.38   $    25.13







Source: CDA Spectrum as of December 28, 1998.

The Robinson-Humphrey Company


                                PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                (Dollars in Millions, Except Per Share Amounts)


                                                                                            52 WEEK        MARKET        PRICE
                                                                               LATEST    -------------     PRICE          AS %
COMPANY                                          TICKER    EXCHANGE     FYE    QUARTER   HIGH      LOW    12/28/98      OF HIGH
-------                                          ------    --------     ---    -------   ----      ---    --------      -------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                         FCWI           OTC      DC      9/98     $ 16.50  $ 9.25    $ 13.00      78.8%
Safeguard Health Enterprises, Inc.               SFGD           OTC      DC      9/98       13.62    3.50       3.50      25.7%

                                           ---------------------------------------------------------------------------- --------
                                           AVERAGE                                                                        52.2%
                                           MEDIAN                                                                         52.2%
                                           ---------------------------------------------------------------------------- --------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.                  FHS            NYSE     DC      9/98     $ 32.62  $ 5.87    $ 10.81      33.1%
Humana, Inc.                                     HUM            NYSE     DC      9/98       32.12   12.25      18.31      57.0%
Maxicare Health Plans, Inc.                      MAXI           OTC      DC      9/98       13.12    2.62       5.50      41.9%
Mid Atlantic Medical Services, Inc.              MME            NYSE     DC      9/98       14.00    4.43       9.69      69.2%
Oxford Health Plans, Inc.                        OXHP           OTC      DC      9/98       21.75    5.81      13.44      61.8%
PacifiCare Health Systems, Inc.                  PHSYA          OTC      DC      9/98       88.87   46.75      70.13      78.9%
United HealthCare Corp.                          UNH            NYSE     DC      9/98       73.93   29.56      44.50      60.2%

                                           -------------------------------------------------------------------------------------
                                           AVERAGE                                                                        57.5%
                                           MEDIAN                                                                         60.2%
                                           -------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners [2]                     ADPI           OTC      DC      9/98    $ 19.37  $ 7.12    $ 12.00      62.0%
Birner Dental Management Services [3]            BDMS           OTC      DC      9/98       8.37    2.81       4.00      47.8%
Castle Dental Centers, Inc.                      CASL           OTC      DC      9/98      13.43    4.00       6.44      47.9%
Coast Dental                                     CDEN           OTC      DC      9/98      30.87    7.68      10.63      34.4%
Dental Care Alliance, Inc.                       DENT           OTC      DC      9/98      15.75    7.87      10.88      69.0%
Gentle Dental Service Corp.                      GNTL           OTC      DC      9/98      12.50    5.12       7.25      58.0%
Monarch Dental Corporation                       MDDS           OTC      DC      9/98      19.75    3.62       4.03      20.4%
Pentegra Dental Group, Inc. [4]                  PEN            AMEX     MR      9/98       9.00    1.75       2.06      22.9%

                                           ------------------------------------------------------------------------------------
                                           AVERAGE                                                                       45.3%
                                           MEDIAN                                                                        47.9%
                                           ------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                          AOI            AMEX     DC      9/98     $16.50    2.25    $  3.38      20.5%
Orthalliance                                     ORAL           OTC      DC      9/98      17.25    7.00      12.00      69.6%
Orthodontic Centers of America                   OCA            NYSE     DC      9/98      24.06   11.75      18.25      75.9%

                                           ------------------------------------------------------------------------------------
                                           AVERAGE                                                                       55.3%
                                           MEDIAN                                                                        69.6%
                                           ------------------------------------------------------------------------------------

                                           -------------------------------------------------------------------------------------
                                           OVERALL AVERAGE                                                               51.7%
                                           OVERALL MEDIAN                                                                57.5%
                                           -------------------------------------------------------------------------------------

GOLDCAP                                                         OTC      DC      9/98    $ 20.87 $  9.00    $ 10.19     48.8%
---------------------------



                                             EARNINGS PER SHARE [1]              PRICE/EARNINGS RATIO
                                            ------------------------  5-YEAR    ----------------------   1999 P/E/
                                                      CAL.     CAL.   GROWTH             CAL.     CAL.    5-YEAR    MARKET   MARKET/
COMPANY                                     LTM      1998E    1999E   RATE [1]  LTM     1998E    1999E    GROWTH    CAP'N     BOOK
-------                                     ---      -----    -----   --------  ---     -----    -----   ---------  -----    ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                  $ 1.00    $ 1.05   $ 1.20    17.0%   13.0 x   12.4 x   10.8 x    0.64 x   $  47.4   1.8 x
Safeguard Health Enterprises, Inc.          0.04      0.66     0.83    38.0%   87.5 *    5.3 *    4.2 *    0.11        16.6   0.5 *

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       27.5%   13.0 x   12.4 x   10.8 x    0.37 x             1.8 x
                                         MEDIAN                        27.5%   13.0 x   12.4 x   10.8 x    0.37 x             1.8 x
                                         ------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.           $ 0.93    $ 0.95   $ 1.19    15.0%   11.6 x   11.4 x    9.1 x    0.61 x  $1,321.2   1.6 x
Humana, Inc.                                1.22      1.27     1.47    16.0%   15.0     14.4     12.5      0.78     3,065.2   1.9
Maxicare Health Plans, Inc.                (0.69)    (0.59)    0.47    10.0%     NM       NM     11.7      1.17        98.6   1.7
Mid Atlantic Medical Services, Inc.         0.44      0.42     0.66    15.0%   20.0 *   23.1 *   14.7 *    0.98       480.8   2.6
Oxford Health Plans, Inc.                  (3.54)    (4.57)   (1.23)   25.0%     NM       NM       NM        NM     1,080.3    NM *
PacifiCare Health Systems, Inc.             3.48      4.18     5.03    20.0%   20.2     16.8     13.9      0.70     3,191.7   1.5
United HealthCare Corp.                     2.53      2.61     2.94    19.0%   17.6     17.0     15.1      0.80     8,287.4   2.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       17.1%   17.3 x   17.8 x   13.6 x    0.84 x             1.9 x
                                         MEDIAN                        16.0%   17.6 x   16.9 x   13.9 x    0.79 x             1.8 x
                                         ------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners [2]              $ 0.51    $ 0.54   $ 0.82    35.0%   23.5 x   22.2 x   14.6 x    0.42 x  $   89.2   1.9 x
Birner Dental Management Services [3]       0.13      0.25     0.39    33.0%   30.8 *   16.0     10.3        NA *      26.8   1.4
Castle Dental Centers, Inc.                 0.47      0.52     0.74    35.0%   13.7     12.4      8.7      0.25        40.5   1.2
Coast Dental                                0.67      0.71     0.99    35.0%   15.9     15.0     10.7      0.31        81.0   1.2
Dental Care Alliance, Inc.                  0.42      0.52     0.71    40.0%   25.9     20.9     15.3      0.38        76.5   2.8
Gentle Dental Service Corp.                (0.08)     0.13     0.49    27.0%     NM     55.8 *   14.8      0.55        65.5   1.5
Monarch Dental Corporation                  0.49      0.46     0.42    35.0%    8.2      8.8      9.6      0.27        48.1   0.8
Pentegra Dental Group, Inc. [4]               NA      0.30     0.56    35.0%     NA *    6.9 *    3.7 *    0.11        15.6   1.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       34.4%   17.4 x   15.9 x   12.0 x    0.33 x             1.5 x
                                         MEDIAN                        35.0%   15.9 x   15.5 x   10.7 x    0.31 x             1.3 x
                                         ------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                   $ 0.32    $ 0.32   $ 0.38    17.0%   10.5 x   10.5 x    8.9 x    0.52 x  $   47.1   1.2 x
Orthalliance                                0.56      0.58     0.71    26.0%   21.4     20.7     16.9        NA       159.7   2.8
Orthodontic Centers of America              0.65      0.70     0.94    35.0%   28.1     26.1     19.4      0.55       872.2   4.0

                                         ------------------------------------------------------------------------------------------
                                         AVERAGE                       26.0%   20.0 x   19.1 x   15.1 x    0.54 x             2.6 x
                                         MEDIAN                        26.0%   21.4 x   20.7 x   16.9 x    0.54 x             2.8 x
                                         ------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------------------------
                                         OVERALL AVERAGE               26.4%   17.6 x   16.5 x   12.8 x    0.54 x             1.8 x
                                         OVERALL MEDIAN                26.5%   16.7 x   16.0 x   12.5 x    0.55 x             1.6 x
                                         ------------------------------------------------------------------------------------------

GOLDCAP                                    $1.00     $1.01    $1.12    17.0%   10.2 x   10.1 x    9.1 x    0.54 x  $  103.0   1.5 x

------------------------------------------------------
*  Excluded from average.
NA - Not Available        NM - Not Meaningful           F - Fiscal Year Estimate
[1] Earnings Estimates are consensus estimates from the First Call Research Network as of January 13, 1999 except for Orthodontic Centers of America and Goldcap which are from Robinson-Humphrey Research. Excludes all nonrecurring charges and gains.
[2]  Initial public offering priced on April 15, 1998 at $15.00 per share.
[3]  Initial public offering priced on February 11, 1998 at $7.00 per share.
[4]  Initial public offering priced on March 24, 1998 at $8.50 per share.

The Robinson-Humphrey Company


                                PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES


                                                                 DEBT/                                      LTM
                                           SHARES      TOTAL     TOTAL      TOTAL     FIRM      -----------------------------
COMPANY                                  OUTSTANDING    DEBT      CAP.      CASH    VALUE [1]   REVENUES    EBIT      EBITDA
-------                                  -----------   -----     ------     -----   ---------   --------    -----     -------
                                             (MM)      ($MM)     ($MM)      ($MM)     ($MM)      ($MM)      ($MM)      ($MM)
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                      3.646    $    0.0    0.0%   $   13.4  $   34.0   $    62.5     $5.6      $  6.6
Safeguard Health Enterprises, Inc.            4.747        42.7   55.0%        5.9      53.4        97.4      2.3         4.7

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.             122.191    $1,433.4   62.8%   $  913.7  $1,840.9   $ 8,429.5    $84.3      $204.1
Humana, Inc.                                167.381       907.0   35.8%    2,347.0   1,625.2     9,507.0     67.0       197.0
Maxicare Health Plans, Inc.                  17.925         0.0    0.0%       60.1      38.5       728.0    (26.2)      (25.4)
Mid Atlantic Medical Services, Inc.          49.634         2.5    1.4%      157.9     325.5     1,141.3     17.3        28.6
Oxford Health Plans, Inc.                    80.392       656.2   83.4%    1,121.4     615.1     4,635.4    744.6)     (676.0)
PacifiCare Health Systems, Inc.              45.514       751.3   25.6%    1,175.9   2,760.7     9,441.7    196.3 [2]   315.7 [2]
United HealthCare Corp.                     186.233       522.0   11.3%    1,189.0   7,620.4    15,519.0    417.0       590.0

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners                      7.436    $   12.1   20.5%   $    3.1  $   98.2   $    77.4     $5.7      $  9.5
Birner Dental Management Services             6.696         1.3    6.5%        1.7      26.4        20.3      1.9         3.0
Castle Dental Centers, Inc.                   6.292        27.7   44.7%        1.3      66.8        52.8      5.7         9.0
Coast Dental                                  7.622         6.2    8.7%       33.3      53.9        31.0      5.8         7.5
Dental Care Alliance, Inc.                    7.031         3.1   10.2%        7.7      71.9        23.1      3.8         4.6
Gentle Dental Service Corp.                   9.028        47.3   52.3%        1.8     110.9        82.4      2.1         5.5
Monarch Dental Corporation                   11.932        72.1   53.8%        5.9     114.3        71.1      9.5        14.5
Pentegra Dental Group, Inc.                   7.582         0.5    3.0%        0.7      15.4        16.2     (1.1)        0.4

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontics, Inc.                     13.945    $   20.3   33.2%   $    3.6  $   63.8   $    46.2    $ 6.8 [3]  $  9.5 [3]
Orthalliance                                 13.305         8.5   12.8%        4.0     164.1        67.4     12.1        14.0
Orthodontic Centers of America               47.792        23.9    9.8%        0.5     895.6       157.4     49.7        58.0

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------
             AVERAGE
             MEDIAN
            -----------------------------------------------------------------------------------------------------------------

GOLDCAP                                      10.113       $56.5   45.4%   $   10.0  $  149.5   $   171.1    $21.2      $ 26.9


                                                                                               3 YEAR CAGR
                                                                    FIRM VALUE TO:           ----------------
                                          EBIT      EBITDA    ----------------------------               NET
COMPANY                                  MARGIN     MARGIN    REVENUES    EBIT      EBITDA   REVENUES  INCOME
-------                                  -------    -------   --------    ----      ------   -------   ------

Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                   9.0%        10.6%     0.54 x     6.0 x      5.2 x    30.3%    28.8%
Safeguard Health Enterprises, Inc.         2.3%         4.9%     0.55      23.6 *     11.2 *    25.3%    (5.7)%

             --------------------------------------------------------------------------------------------------
             AVERAGE                       5.7%         7.7%     0.55 x     6.0 x      5.2 x    27.8%    11.6%
             MEDIAN                        5.7%         7.7%     0.55 x     6.0 x      5.2 x    27.8%    11.6%
             --------------------------------------------------------------------------------------------------

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.            1.0%         2.4%     0.22 x    21.8 x      9.0 x    18.8%    15.1%
Humana, Inc.                               0.7%         2.1%     0.17      24.3 *      8.2      30.8%   (22.4)%
Maxicare Health Plans, Inc.               (3.6)%       (3.5)%    0.05 *      NM         NM      17.9%      NM
Mid Atlantic Medical Services, Inc.        1.5%         2.5%     0.29      18.8 *     11.4 *     7.8%   (68.2)%
Oxford Health Plans, Inc.                (16.1)%      (14.6)%    0.13        NM         NM      54.7%      NM
PacifiCare Health Systems, Inc.            2.1%         3.3%     0.29      14.1        8.8      55.8%    10.8%
United HealthCare Corp.                    2.7%         3.8%     0.49      18.3       12.9      44.9%    30.1%

             --------------------------------------------------------------------------------------------------
             AVERAGE                      (1.7)%       -0.6%     0.29 x    19.5 x     10.1 x    33.0%    (6.9)%
             MEDIAN                        1.0%         2.4%     0.29 x    18.8 x      9.0 x    30.8%    10.8%
             --------------------------------------------------------------------------------------------------

Dental Practice Management Companies
------------------------------------
American Dental Partners                   7.4%        12.2%     1.27 x    17.2 x     10.4 x      NA       NA
Birner Dental Management Services          9.2%        14.6%     1.30      14.2        9.0        NA       NA
Castle Dental Centers, Inc.               10.8%        17.0%     1.27      11.7        7.4      31.2%      NM
Coast Dental                              18.7%        24.3%     1.74       9.3        7.1     145.5%   392.7%
Dental Care Alliance, Inc.                16.4%        19.8%     3.11 *    18.9       15.7 *   218.5%      NM
Gentle Dental Service Corp.                2.5%         6.7%     1.35      53.4 *     20.1 *      NA       NA
Monarch Dental Corporation                13.4%        20.4%     1.61      12.0        7.9     126.8%    16.2%
Pentegra Dental Group, Inc.               (7.0)%        2.4%     0.95        NM       39.0 *      NA       NA

             --------------------------------------------------------------------------------------------------
             AVERAGE                       8.9%        14.7%     1.36 x    13.9 x      8.4 x   130.5%   204.4%
             MEDIAN                       10.0%        15.8%     1.30 x    12.0 x      8.4 x   136.1%   204.4%
             --------------------------------------------------------------------------------------------------

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontics, Inc.                  14.8%        20.5%     1.38 x     9.3 x      6.7 x      NA       NA
Orthalliance                              17.9%        20.7%     2.43      13.6       11.7        NA       NA
Orthodontic Centers of America            31.6%        36.8%     5.69 *    18.0       15.4      68.0%    58.3%

             --------------------------------------------------------------------------------------------------
             AVERAGE                      21.4%        26.0%     1.91 x    13.7 x     11.3 x    68.0%    58.3%
             MEDIAN                       17.9%        20.7%     1.91 x    13.6 x     11.7 x    68.0%    58.3%
             --------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------
             AVERAGE                       6.8%        10.4%     0.99 x    15.2 x      9.8 x    62.6%    45.6%
             MEDIAN                        5.0%         8.6%     1.11 x    14.2 x      9.0 x    38.0%    15.6%
             --------------------------------------------------------------------------------------------------
GOLDCAP                                   12.4%        15.7%     0.87 x     7.1 x      5.6 x    22.0%    46.1%

------------------------------------
*  Excluded from average.
NA - Not Available                                          NM - Not Meaningful
[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and short term investments.
[2] Excludes approximately $173 million in one-time charges.
[3] Excludes approximately $3.7 million in special charges.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
       ------------------------------------------------------------------
                                    REVENUES
                              (DOLLARS IN MILLIONS)



                                          1995             1996                 1997        3 YEAR      FIRST THREE QUARTERS 1998
                                          ----      ----------------     ----------------   ------      -------------------------
                                         $ AMT      $ AMT     GROWTH     $ AMT     GROWTH    CAGR         $ AMT         GROWTH
                                         -----      -----     ------     -----     ------    ----         -----         ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                $   33.3   $   44.1    32.4%  $     56.6    28.3%    30.3%      $    47.7        14.1%
Safeguard Health Enterprises, Inc.          60.7       72.7    19.7%        95.4    31.1%    25.3%           72.9         2.8%
United Dental Care, Inc.                    78.6      112.7    43.4%       174.0    54.3%    48.8%           86.4 [1]    (2.8)%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.         $5,047.1   $6,620.8    31.2%  $  7,120.7     7.5%    18.8%      $ 6,556.3        24.9%
Humana, Inc.                             4,605.0    6,677.0    45.0%     7,880.0    18.0%    30.8%        7,170.0        29.4%
Maxicare Health Plans, Inc.                477.3      562.8    17.9%       663.8    18.0%    17.9%          553.5        13.1%
Mid Atlantic Medical Services, Inc.        942.9    1,119.4    18.7%     1,096.6    (2.0)%    7.8%          869.9         5.4%
Oxford Health Plans, Inc.                1,746.0    3,032.6    73.7%     4,179.8    37.8%    54.7%        3,525.5        14.8%
PacifiCare Health Systems, Inc.          3,683.0    4,587.5    24.6%     8,935.2    94.8%    55.8%        7,097.2         7.7%
United HealthCare Corp.                  5,511.0    9,889.0    79.4%    11,563.0    16.9%    44.9%       12,525.0        46.2%

GOLDCAP                                 $  106.7   $  141.1    32.3%  $    158.7    12.5%    22.0%      $   129.5        10.5%


-------------------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
     HISTORICAL MEMBERSHIP ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
     ----------------------------------------------------------------------
                             MEMBERSHIP INFORMATION
                             (MEMBERS IN THOUSANDS)



                                          1995               1996                   1997
                                          ----       -------------------    -------------------      3 YEAR
                                         MEMBERS     MEMBERS      GROWTH    MEMBERS      GROWTH       CAGR
                                         -------     -------      ------    -------      ------       ----
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                    364         458        25.8%       592        29.4%       27.6%
Safeguard Health Enterprises, Inc.          761         983        29.2%     1,165        18.5%       23.7%
United Dental Care, Inc.                    937       1,729        84.5%     1,965        13.6%       44.8%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.           1,900       3,326        75.1%     4,272        28.4%       49.9%
Humana, Inc.                              3,800       4,900        28.9%     6,200        26.5%       27.7%
Maxicare Health Plans, Inc.                 345         422        22.3%       517        22.5%       22.4%
Mid Atlantic Medical Services, Inc.       1,483       1,679        13.2%     1,687         0.5%        6.7%
Oxford Health Plans, Inc.                 1,007       1,535        52.4%     2,008        30.8%       41.2%
PacifiCare Health Systems, Inc.           1,816       2,045        12.6%     3,791        85.4%       44.5%
United HealthCare Corp.                  13,610      13,778         1.2%    13,064        (5.2)%      (2.0)%

GOLDCAP                                   1,400       2,400        71.4%     2,185        (9.0)%      24.9%

                                         FIRST QUARTER 1998      SECOND QUARTER 1998     THIRD QUARTER 1998
                                        ------------------      -------------------     ------------------
                                        MEMBERS     GROWTH [1]  MEMBERS    GROWTH [1]   MEMBERS   GROWTH [1]
                                        -------     ----------  -------    ----------   -------   ----------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                   693        16.9%        643       (7.1)%       644        0.1%
Safeguard Health Enterprises, Inc.          NA          NA          NA         NA          NA         NA
United Dental Care, Inc.                 1,845        (6.1)%     1,822       (1.2)%        NA         NA

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.          4,295         0.5%      4,351        1.3%      4,239       (2.6)%
Humana, Inc.                             6,200         0.0%      6,200        0.0%      6,200        0.0%
Maxicare Health Plans, Inc.                531         2.6%        530       (0.1)%       492       (7.2)%
Mid Atlantic Medical Services, Inc.      1,741         3.2%      1,775        2.0%      1,789        0.8%
Oxford Health Plans, Inc.                2,096         4.4%      2,005       (4.3)%     1,925       (4.0)%
PacifiCare Health Systems, Inc.          3,688        (2.7)%     3,659       (0.8)%     3,600       (1.6)%
United HealthCare Corp.                 13,055        (0.1)%    13,202        1.1%     13,367        1.2%

GOLDCAP                                  2,152        (1.5)%     2,141       (0.5)%     2,143        0.1%

------------------------------
[1]  Represents growth over prior quarter.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                     EBITDA
                              (DOLLARS IN MILLIONS)



                                                1995                        1996                               1997
                                          ----------------    ------------------------------      -------------------------------
                                          $ AMT     MARGIN    $ AMT        MARGIN     GROWTH      $ AMT       MARGIN       GROWTH
                                          -----     ------    -----        ------     ------      -----       ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                 $  3.6      10.7%    $  4.6        10.4%      29.3%     $   6.0       10.6%        29.8%
Safeguard Health Enterprises, Inc.          3.6       5.9%       4.2         5.8%      17.5%         6.8        7.2%        61.3%
United Dental Care, Inc.                    7.5       9.5%      13.9        12.3%      86.5%        11.2        6.4%       (19.5)%

Multi-Market HMOs
Foundation Health Systems, Inc.          $390.0       7.7%    $167.0         2.5%     (57.2)%    $ 354.3        5.0%       112.2%
Humana, Inc.                              272.0       5.9%     112.0         1.7%     (58.8)%      242.0        3.1%       116.1%
Maxicare Health Plans, Inc.                19.1       4.0%      11.0         2.0%     (42.2)%      (22.7)      (3.4)%         NM
Mid Atlantic Medical Services, Inc.        91.4       9.7%     (10.8)       (1.0)        NM         17.1        1.6%          NM
Oxford Health Plans, Inc.                  98.7       5.7%     176.9         5.8%      79.3%      (413.3)      (9.9)%         NM
PacifiCare Health Systems, Inc.           128.8       3.5%     161.8         3.5%      25.6%       267.9        3.0%        65.5%
United HealthCare Corp.                   549.0      10.0%     544.0         5.5%      (0.9)%      657.0        5.7%        20.8%

GOLDCAP                                  $ 12.9      12.1%    $ 24.0        17.0%      87.1%        27.8       17.5%        15.6%

                                                          FIRST THREE QUARTERS 1998
                                         3 YEAR       --------------------------------
                                          CAGR        $ AMT        MARGIN       GROWTH
                                          ----        -----        ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                  29.6%     $    5.1        10.6%        14.0%
Safeguard Health Enterprises, Inc.        37.7%          4.6         6.3%       (31.2)%
United Dental Care, Inc.                  22.5%          8.8 [1]    10.2%         6.5%

Multi-Market HMOs
Foundation Health Systems, Inc.           (4.7)%     $ 147.8         2.3%       (50.4)%
Humana, Inc.                              (5.7)%       138.0         1.9%       (24.6)%
Maxicare Health Plans, Inc.                 NM         (15.5)       (2.8)%        NM
Mid Atlantic Medical Services, Inc.      (56.7)%        22.0         2.5%       110.3%
Oxford Health Plans, Inc.                   NM        (272.2)       (7.7)%        NM
PacifiCare Health Systems, Inc.           44.2%        273.3         3.9%        21.2%
United HealthCare Corp.                    9.4%        417.0         3.3%       (13.8)%

GOLDCAP                                   47.1%     $   20.2        15.6%        (4.4)%

-------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                      EBIT
                              (DOLLARS IN MILLIONS)



                                               1995                        1996                              1997
                                         -----------------   ------------------------------     -------------------------------
                                         $ AMT      MARGIN   $ AMT       MARGIN      GROWTH     $ AMT       MARGIN       GROWTH
                                         -----      ------   -----       ------      ------     -----       ------       ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                 $  3.1      9.4%    $  4.0        9.0%       25.6%     $  5.1        9.0%        29.3%
Safeguard Health Enterprises, Inc.          2.0      3.3%       1.9        2.6%       (5.9)%       4.5        4.8%       141.4%
United Dental Care, Inc.                    6.3      8.0%      11.6       10.3%       85.7%        6.1        3.5%       (47.3)%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.          $300.6      6.0%    $ 54.0        0.8%      (82.0)%    $255.9        3.6%       373.6%
Humana, Inc.                              202.0      4.4%      14.0        0.2%      (93.1)%     134.0        1.7%       857.1%
Maxicare Health Plans, Inc.                17.8      3.7%       9.7        1.7%      (45.4)%     (23.5)      (3.5)%         NM
Mid Atlantic Medical Services, Inc.        85.3      9.1%     (18.6)      (1.7)%        NM         6.9        0.6%          NM
Oxford Health Plans, Inc.                  75.7      4.3%     134.0        4.4%       77.1%     (474.4)     (11.3)%         NM
PacifiCare Health Systems, Inc.           100.2      2.7%     129.7        2.8%       29.5%      151.0        1.7%        16.4%
United HealthCare Corp.                   455.0      8.3%     411.0        4.2%       (9.7)%     511.0        4.4%        24.3%

GOLDCAP                                  $ 10.1      9.5%    $ 18.9       13.4%       86.4%     $ 22.1       13.9%        16.8%

                                                           FIRST THREE QUARTERS 1998
                                          3 YEAR      ---------------------------------
                                           CAGR       $ AMT         MARGIN       GROWTH
                                           ----       -----         ------       ------
Dental Managed Care Companies
First Commonwealth, Inc.                   27.5%     $   4.3          9.1%        14.1%
Safeguard Health Enterprises, Inc.         50.7%         2.7          3.7%       (45.6)%
United Dental Care, Inc.                   (1.1)%        6.0 [1]      7.0%         3.3%

Multi-Market HMOs
Foundation Health Systems, Inc.            (7.7)%    $  52.8          0.8%       (76.5)%
Humana, Inc.                              (18.6)%       41.0          0.6%       (62.0)%
Maxicare Health Plans, Inc.                  NM        (16.0)        (2.9)%         NM
Mid Atlantic Medical Services, Inc.       (71.5)%       13.4          1.5%       343.0%
Oxford Health Plans, Inc.                    NM       (322.8)        (9.2)%         NM
PacifiCare Health Systems, Inc.            22.8%       180.7          2.5%        33.4%
United HealthCare Corp.                     6.0%       284.0          2.3%       (24.9)%

GOLDCAP                                    47.5%     $  16.0         12.3%        (5.4)%

--------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                           DILUTED EARNINGS PER SHARE



                                          1995          1996                  1997                       FIRST THREE QUARTERS 1998
                                          ----    ----------------     ------------------      3 YEAR    -------------------------
                                         $ AMT    $ AMT     GROWTH     $ AMT       GROWTH       CAGR        $ AMT        GROWTH
                                         -----    -----     ------     -----       ------       ----        -----        ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                 $0.67   $ 0.76      13.4%     $ 0.89       17.1%       15.3%       $ 0.77        18.5%
Safeguard Health Enterprises, Inc.        0.45     0.30     (33.3)%      0.38       26.7%       (8.1)%        0.16       (66.7)%
United Dental Care, Inc.                  0.68     1.00      47.1%       0.64      (36.0)%      (3.0)%        0.35 [1]     2.9%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.          $1.54   $ 0.52     (66.2)%    $ 1.37      163.5%       (5.7)%      $ 0.72       (44.6)%
Humana, Inc.                              1.16     0.95     (18.1)%      1.05       10.5%       (4.9)%        0.93        22.4%
Maxicare Health Plans, Inc.               1.53     1.05     (31.4)%      0.63      (40.0)%     (35.8)%       (0.65)        NM
Mid Atlantic Medical Services, Inc.       1.28    (0.06)       NM        0.31         NM       (50.8)%        0.31        72.2%
Oxford Health Plans, Inc.                 0.71     1.25      76.1%      (3.70)        NM          NM         (3.79)        NM
PacifiCare Health Systems, Inc.           3.62     4.18      15.5%       2.43      (41.9)%     (18.1)%        3.34        53.2%
United HealthCare Corp.                   1.57     1.76      12.1%       2.26       28.4%       20.0%         1.95        16.1%

GOLDCAP                                  $0.68   $ 0.97      42.6%     $ 1.10       13.4%       27.2%       $ 0.75       (11.8)%

--------------------------------
[1]  Represents first two quarters of 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------

                                                              AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                             -------------------------------------------------------------------------------
                               Goldcap             PRICE /             PRICE /             PRICE /             PRICE /
Valuation Parameter             Value             LTM EPS           CAL. 1998 EPS      CAL. 1999 EPS            BOOK
-------------------            -------            -------           -------------      -------------           -------

LTM EPS [2]                     $1.00 [3]         13.0 x

Est. 1998 EPS                   $1.01 [4]                             12.4 x

Est. 1999 EPS                   $1.12 [4]                                                 10.8 x

Book Value (as of 9/30/98)      $67,869                                                                            1.8 x

---------------------------------------------------------------------------------------------------------------------------------


                                       AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                                    LESS
                                     ----------------------------------------------------   IMPLIED                    PV OF DHDC
                            Goldcap       FIRM VALUE /     FIRM VALUE /     FIRM VALUE /      FIRM          LESS        DEFERRED
Valuation Parameter         Value        LTM REVENUES       LTM EBIT         LTM EBITDA      VALUE      NET DEBT [2]   LIABILITIES
-------------------         -------      -------------     -----------      ------------    --------    -------------  -----------
LTM Revenue [2]             $171,068          0.55 x                                         $ 93,398       $ 46,501      $22,376

LTM Operating Income [2]    $ 21,150 [3]                       6.0 x                         $127,192       $ 46,501      $22,376

LTM EBITDA [2]              $ 26,870 [3]                                        5.2 x        $138,381       $ 46,501      $22,376


                            ---------------------------
                            IMPLIED           IMPLIED
                            EQUITY         EQUITY VALUE
                            VALUE          PER SHARE [1]
                            -----          -------------
LTM EPS [2]                 $131,464         $13.00

Est. 1998 EPS               $126,456         $12.50

Est. 1999 EPS               $122,700         $12.13

Book Value (as of 9/30/98)  $122,570         $12.12




LTM Revenue [2]             $ 24,521*        $ 2.42*

LTM Operating Income [2]    $ 58,315         $ 5.77

LTM EBITDA [2]              $ 69,505         $ 6.87
                            -----------------------

---------------------------------------------------
MEAN EQUITY VALUE           $105,168         $10.40

MEDIAN EQUITY VALUE         $122,570         $12.12
---------------------------------------------------


----------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Robinson-Humphrey research.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                    AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                             -----------------------------------------------------------
                                  Goldcap      PRICE /         PRICE /          PRICE /        PRICE/
Valuation Parameter                Value      LTM EPS       CAL. 1998 EPS    CAL. 1999 EPS     BOOK
-------------------              ---------    --------      -------------    -------------     -----
LTM EPS [2]                    $  1.00 [3]      13.0 x

Est. 1998 EPS                  $  1.02 [4]                    12.4 x

Est. 1999 EPS                  $  1.17 [4]                                     10.8 x

Book Value (as of 9/30/98)     $67,869                                                          1.8 x
------------------------------------------------------------------------------



                                     AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                              LESS
                                     -----------------------------------------------   IMPLIED                 PV OF DHDC
                            Goldcap     FIRM VALUE/      FIRM VALUE /    FIRM VALUE/    FIRM        LESS        DEFERRED
Valuation Parameter          Value      LTM REVENUES     LTM EBIT       LTM EBITDA      VALUE    NET DEBT [2]  LIABILITIES
-------------------        ---------    ------------    -------------   -----------    --------  ------------  ----------

LTM Revenues [2]           $171,068         0.55 x                                     $ 93,398    $46,501       $22,376

LTM Operating Income [2]   $ 21,150 [3]                    6.0 x                       $127,192    $46,501       $22,376

LTM EBITDA [2]             $ 26,870 [3]                                   5.2 x        $138,381    $46,501       $22,376




                                                          IMPLIED       IMPLIED
                                                           EQUITY     EQUITY VALUE
                                                           VALUE      PER SHARE [1]
                                                          -------    -------------
Valuation Parameter
-------------------

LTM EPS [2]                                               $131,464     $  13.00

Est. 1998 EPS                                             $127,708     $  12.63

Est. 1999 EPS                                             $128,178     $  12.68

Book Value (as of 9/30/98)                                $122,570     $  12.12


Valuation Parameter
-------------------
                                                          $ 24,521 *   $  2.42 *
LTM Revenues [2]
                                                          $ 58,315     $  5.77
LTM Operating Income [2]
                                                          $ 69,505     $  6.87
LTM EBITDA [2]
                                  ---------------------------------------------

                                   MEAN EQUITY VALUE      $106,290     $ 10.51

                                   MEDIAN EQUITY VALUE    $122,570     $ 12.12
                                   --------------------------------------------






----------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

BENEFITS COMPANY

                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                               IMPLIED    IMPLIED
                                ----------------------------------------------                                EQUITY   EQUITY VALUE
                      Benefits         PRICE /             PRICE /                                            VALUE    PER SHARE [1]
Valuation Parameter    Value        CAL. 1998 EPS       CAL. 1999 EPS                                          -----  -------------
-------------------   --------      -------------       -------------

Est. 1998 Net Income  $ 9,605 [2]         12.4 x                                                              $118,919    $11.76

Est. 1999 Net Income  $10,344 [2]                           10.8 x                                            $112,060    $11.08


                              AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                              -----------------------------------------------
                                                                                                    LESS
                                                                             IMPLIED             PV OF DHDC   IMPLIED    IMPLIED
                      Benefits                 FIRM VALUE/                     FIRM     LESS       DEFERRED   EQUITY   EQUITY VALUE
Valuation Parameter    Value                   LTM EBITDA                     VALUE  NET DEBT[2] LIABILITIES  VALUE    PER SHARE [1]
-------------------  --------                  -----------                    -----  ----------- -----------  -----    -------------

LTM EBITDA [3]       $25,041 [4]                  5.2 x                      $128,962  $ 46,501    $ 22,376   $ 60,085    $5.94

                                                                             -------------------------------------------------------
                                                                             MEAN EQUITY VALUE                $ 97,021   $ 9.59
                                                                             MEDIAN EQUITY VALUE              $112,060   $11.08
                                                                             -------------------------------------------------------

DHMI
                              AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES                          IMPLIED   IMPLIED
                              ------------------------------------------------------                          EQUITY  EQUITY VALUE
                       DHMI           PRICE /              PRICE /                                            VALUE   PER SHARE [2]
Valuation Parameter    Value       CAL. 1998 EPS        CAL. 1999 EPS                                         -----   -------------
-------------------   -------      -------------        -------------

Est. 1998 Net Income  $  760[2]         15.9 x                                                                $ 12,064    $ 1.19

Est. 1999 Net Income  $1,783[2]                            12.0 x                                             $ 21,404    $ 2.12


                              AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES                           LESS
                                               MULTIPLES                     IMPLIED             PV OF DHDC   IMPLIED    IMPLIED
                              --------------------------------------------     FIRM     LESS       DEFERRED   EQUITY   EQUITY VALUE
                       DHMI                    Firm Value /                   VALUE  NET DEBT[2] LIABILITIES  VALUE    PER SHARE [2]
Valuation Parameter    Value                   LTM EBITDA                     -----  ----------- -----------  -----    -------------
-------------------    -----                   ----------

LTM EBITDA [3]        $1,829 [4]                8.4 x                        $ 15,290  $      0    $      0   $ 15,290    $ 1.51



                                                                             ---------------------------------------------------
                                                                             MEAN EQUITY VALUE                $ 16,253    $ 1.61
                                                                             MEDIAN EQUITY VALUE              $ 15,290    $ 1.51
                                                                             ---------------------------------------------------


                                                                             ---------------------------------------------------
                                                                             SUM OF MEANS                     $113,274    $11.20
                                                                             SUM OF MEDIANS                   $127,350    $12.59
                                                                             ---------------------------------------------------

----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANY MULTIPLES
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                            AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                       IMPLIED
                                          -----------------------------------------------        IMPLIED     EQUITY VALUE
                              Goldcap      PRICE/     PRICE /           PRICE /    PRICE/        EQUITY          PER
Valuation Parameter           Value [1]   LTM EPS   CAL. 1998 EPS   CAL. 1999 EPS  BOOK           VALUE       SHARE [1]
-------------------         -----------   -------   -------------   -------------  -----        ----------    ----------
LTM EPS [2]                 $  1.00 [3]     17.3 x                                                $174,733     $17.28

Est. 1998 EPS               $  1.01 [4]                17.8 x                                     $182,088     $18.01

Est. 1999 EPS               $  1.12 [4]                                 13.6 x                    $153,843     $15.21

Book Value (as of 9/30/98)  $67,869                                                1.9 x          $126,993     $12.56


----------------------------------------------------------------------------------------------------------------



                                    AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                         LESS
                                    -------------------------------------------- IMPLIED              PV OF DHDC
                           Goldcap    FIRM VALUE/   FIRM VALUE/    FIRM VALUE/    FIRM       LESS      DEFERRED
Valuation Parameter         Value     LTM REVENUES   LTM EBIT      LTM EBITDA    VALUE    NET DEBT[2] LIABILITIES
-------------------        ---------  -----------   ----------     -----------   ------- ----------- -----------

LTM Revenues [2]          $171,068       0.29 x                                 $ 49,904  $ 46,501     $ 22,376  $    NM   $   NM

LTM Operating Income [2]  $ 21,150 [3]                19.5 x                    $411,541  $ 46,501     $ 22,376  $342,664* $33.88*

LTM EBITDA [2]            $ 26,870 [3]                               10.1 x     $270,365  $ 46,501     $ 22,376  $201,489  $19.92

                                                                                ---------------------------------------------------
                                                                                MEAN EQUITY VALUE                $167,829  $16.60
                                                                                MEDIAN EQUITY VALUE              $174,733  $17.28
                                                                                ---------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------


                                                   AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                              ------------------------------------------------------
                              Goldcap         PRICE /           PRICE /         PRICE /      PRICE /
Valuation Parameter            Value          LTM EPS       CAL. 1998 EPS   CAL. 1999 EPS    BOOK
-------------------           -------         -------       -------------   -------------    -------

LTM EPS [2]                   $   1.00 [3]     17.3 x

Est. 1998 EPS                 $   1.02 [4]                  17.8 x

Est. 1999 EPS                 $   1.17 [4]                                  13.6 x

Book Value (as of 9/30/98)    $ 67,869                                                       1.9 x


------------------------------------------------------------------------------------------------------------------------------



                                           AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                                LESS
                                           --------------------------------------------  IMPLIED                    PV OF DHDC
                              Goldcap       FIRM VALUE/    FIRM VALUE/     FIRM VALUE/    FIRM           LESS        DEFERRED
Valuation Parameter            Value        LTM REVENUES    LTM EBIT       LTM EBITDA     VALUE      NET DEBT [2]  LIABILITIES
-------------------           --------      ------------    --------       ----------     -----      ------------  -----------

LTM Revenues [2]              $171,068         0.29 x                                   $ 49,904       $46,501       $22,376

LTM Operating Income [2]      $ 21,150 [4]                  19.5 x                      $411,541       $46,501       $22,376

LTM EBITDA [2]                $ 26,870 [4]                                  10.1 x      $270,365       $46,501       $22,376


-------------------------------------------------------
                             IMPLIED         IMPLIED
                             EQUITY       EQUITY VALUE
Valuation Parameter           VALUE       PER SHARE [1]
-------------------           -----       -------------

LTM EPS [2]                  $174,733        $17.28

Est. 1998 EPS                $183,891        $18.18

Est. 1999 EPS                $160,711        $15.89

Book Value (as of 9/30/98)   $126,993        $12.56



LTM Revenues [2]                   NM            NM

LTM Operating Income [2]     $342,664 *      $33.88 *

LTM EBITDA [2]               $201,489        $19.92

-------------------------------------------------------
MEAN EQUITY VALUE            $169,563        $16.77
MEDIAN EQUITY VALUE          $174,733        $17.28
-------------------------------------------------------

----------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                                      Purchase Price as a Multiple
                                                                                                      ----------------------------
                                                                                              Equity        LTM         Latest
                                                                               Date          Purchase       Net        Date Book
Acquiror                                Target                               Completed         Price       Income        Value
--------                                ------                               ---------         -----       ------        -----
CompDent Corporation                    DentiCare/UniLife                       12/94         $ 17.6           NMx         5.9x

CompDent Corporation                    CompDent                                7/5/95          33.0         20.8          7.4

Protective Life Corp.                   National Health Care                    3/21/95         38.3         19.2           NA

United Dental Care                      Int'l. Dental Health Inc.               9/1/94          14.3         23.0          3.8

United Dental Care                      U.S. Dental                             11/27/95        12.2         19.2          7.5

CompDent Corporation                    Texas Dental Plans                      1/8/96          23.0         15.1         87.5*

United Dental Care                      Associated Health Plans                 2/1/96          15.0        228.2*        19.6*

Protective Life                         Dental Care of Oklahoma                 3/19/96          4.5         17.0          6.9

CompDent Corporation                    Dental Care Plus                        5/9/96          38.0         17.2         71.0*

United Dental Care                      OraCare DPO                             11/21/96        30.5         26.0           NM

United Dental Care                      Kansas City Dental Care                 11/21/96        12.5         60.0*        25.9*

United Dental Care                      UICI Dental Companies                   11/21/96        14.4         29.5          6.1

Safeguard Health Enterprises, Inc.      Advantage Dental HealthPlans, Inc.      5/13/97          9.0           NM          7.2

Protective Life Corp.                   United Dental Care                      9/11/98        166.8         28.6          1.3


                                                                                             -----------------------------------
                                                                                             AVERAGE         21.6X         5.8X
                                                                                             MEDIAN          21.9X         7.3X
                                                                                             -----------------------------------


                                                                                        Adjusted Purchase Price as a Multiple of
                                                                                        ----------------------------------------
                                                                            Adjusted                    LTM Op.     LTM Op.
                                                                            Purchase       LTM         Cash Flow    Income
Acquiror                                Target                              Price[1]    Revenues[2]    (EBITDA)     (EBIT)
--------                                ------                              --------    -----------    --------     ------
CompDent Corporation                    DentiCare/UniLife                    $ 15.8         0.57x        7.9x         9.6x

CompDent Corporation                    CompDent                               28.6         0.89         9.6         11.4

Protective Life Corp.                   National Health Care                   32.3         1.45         9.6         10.2

United Dental Care                      Int'l. Dental Health Inc.              14.3         0.29*       10.8         13.7

United Dental Care                      U.S. Dental                            11.4         0.84         7.8          8.4

CompDent Corporation                    Texas Dental Plans                     22.4         2.52*        8.4          8.9

United Dental Care                      Associated Health Plans                14.6         1.03        27.9*        42.1*

Protective Life                         Dental Care of Oklahoma                 4.2         1.30         8.4          9.8

CompDent Corporation                    Dental Care Plus                       36.9         1.59         9.0          9.8

United Dental Care                      OraCare DPO                            32.4         2.82*       14.0         14.7

United Dental Care                      Kansas City Dental Care                11.9         1.33        30.2*        32.3*

United Dental Care                      UICI Dental Companies                  11.6         0.69        15.4         17.7

Safeguard Health Enterprises, Inc.      Advantage Dental HealthPlans, Inc.      9.0         1.70          NA         15.3

Protective Life Corp.                   United Dental Care                    160.0         0.93        13.7         25.3*


                                        ----------------------------------------------------------------------------------
                                        AVERAGE                                             1.12X        10.4X       11.8X
                                        MEDIAN                                              1.17X         9.6X       12.6X
                                        ----------------------------------------------------------------------------------

------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2]  Excludes investment income.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                     Selected Relevant Transaction Multiples
                                     ---------------------------------------
                                         Price/                                                         IMPLIED          IMPLIED
                    Goldcap               LTM         Price/                                            EQUITY        EQUITY VALUE
Valuation Parameter  Value                EPS          Book                                              VALUE        PER SHARE [1]
------------------- --------               ---          ----                                            --------      -------------
LTM Net Income[2]   $10,041[3,4]          21.6x                                                         $216,449         $21.40

9/30/98 Book Value  $67,869                            5.8x                                             $391,600*        $38.72*
                                     ---------------------------------------

-------------------------------------------------------------------------------
                           ----------------------------
                                 Selected Relevant
                               Transaction Multiples
                           ----------------------------
                                                                                                 Less
                                       Firm       Firm      Firm      Implied                PV of DHDC
                           Goldcap    Value/     Value/    Value/      Firm       Less Net    Deferred
Valuation Parameter         Value     Revenues    EBIT     EBITDA      Value       Debt[1]   Liabilities
-------------------         -----     --------    ----     ------    ---------    --------   -----------
LTM Revenues[2]           $171,068      1.12x                          $191,773     $46,501   $22,376       $122,896       $12.15

LTM Operating Income[2]   $ 21,150[3]             11.8x                $249,030     $46,501   $22,376       $180,153       $17.81

LTM EBITDA[2]             $ 26,870[3]                       10.4x      $280,060     $46,501   $22,376       $211,183       $20.88
                                      ----------------------------

                                                             --------------------------------------------------------------------
                                                             MEAN EQUITY VALUE                              $182,670       $18.06
                                                             MEDIAN EQUITY VALUE                            $211,183       $20.88
                                                             --------------------------------------------------------------------

--------------------------------------------
* - Excluded from mean.
[1]  Assumes 10,112,629 Goldcap shares outstanding.
[2]  LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($64.8 million after-tax).
[4]  Assumes 38% tax rate on excluded one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                          Adjusted Purchase Price as a Multiple of
                                                                                          ----------------------------------------
                                                                   Equity        Adjusted                                Projected
                                                       Date       Purchase      Purchase     Projected     Projected   Op. Income
Acquiror                    Target                   Completed      Price       Price [1]   Revenues [2]   (EBITDA)      (EBIT)
--------                    ------                   ---------    --------      ---------   ------------   --------      ------
CompDent Corporation        DentiCare/UniLife           12/94       $17.6         $15.8         0.49x*         5.8x        6.2x

CompDent Corporation        CompDent                    7/5/95       33.0          28.6         0.76           8.1         9.7

Protective Life Corp.       National Health Care       3/21/95       38.3          32.3         1.22            NA         8.3
                            Systems of Florida

CompDent Corporation        Texas Dental Plans          1/8/96       23.0          22.4         2.01*          7.1         7.4

United Dental Care          Kansas City Dental Care    11/21/96      12.5          11.9         1.24           7.0         7.5


                                                                   ------------------------------------------------------------
                                                                   AVERAGE                      1.07X          7.0X        7.8X
                                                                   MEDIAN                       1.23X          7.0X        7.5X
                                                                   ------------------------------------------------------------


-----------------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2]  Excludes investment income.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                        ----------------------------
                                           Selected Relevant
                                          Transaction Multiples
                                        ----------------------------
                                                                                              Less
                                         Firm       Firm      Firm     Implied              PV of DHDC    IMPLIED       IMPLIED
                             Goldcap     Value/     Value/    Value/    Firm    Less Net     Deferred     EQUITY     EQUITY VALUE
Valuation Parameter           Value     Revenues    EBIT     EBITDA     Value    Debt[1]   Liabilities    VALUE     PER SHARE [1]
-------------------          -------    --------    ----     ------   -------   --------   -----------   ------     -------------

Proj. 1998 Revenues         $173,162[3]  1.07x                        $185,365   $46,501     $22,376     $116,488      $11.52

Proj. 1998 Operating Income  $21,436[3]             7.8x              $167,576   $46,501     $22,376     $ 98,699      $ 9.76

Projected 1998 EBITDA        $27,060[3]                       7.0x    $188,786   $46,501     $22,376     $119,909      $11.86
                                        ----------------------------

                                                    -----------------------------------------------------------------------------
                                                    MEAN EQUITY VALUE                                    $111,698      $11.05
                                                    MEDIAN EQUITY VALUE                                  $116,488      $11.52
                                                    -----------------------------------------------------------------------------

--------------------------------------
* - Excluded from mean.
[1]  As of September 30, 1998.
[2]  Assumes 10,112,629 Goldcap shares outstanding.
[3]  Projections provided by Robinson-Humphrey research.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                        ----------------------------
                                           Selected Relevant
                                          Transaction Multiples
                                        ----------------------------
                                                                                              Less
                                         Firm       Firm      Firm    Implied              PV of DHDC    IMPLIED      IMPLIED
                             Goldcap     Value/    Value/    Value/    Firm     Less Net    Deferred     EQUITY     EQUITY VALUE
Valuation Parameter           Value     Revenues    EBIT     EBITDA    Value    Debt[1]    Liabilities    VALUE     PER SHARE [1]
-------------------          -------    --------   ------   --------  -------- --------    -----------   -------    -------------

Proj. 1998 Revenues         $173,435[3]   1.07x                       $185,657   $46,501     $22,376     $116,780      $11.55

Proj. 1998 Operating Income $ 21,765[3]              7.8x             $170,148   $46,501     $22,376     $101,271      $10.01

Projected 1998 EBITDA       $ 26,246[3]                        7.0x   $183,107   $46,501     $22,376     $114,230      $11.30
                                           -------------------------------------------

                                                    -----------------------------------------------------------------------------
                                                    MEAN EQUITY VALUE                                    $110,760      $10.95
                                                    MEDIAN EQUITY VALUE                                  $114,230      $11.30
                                                    -----------------------------------------------------------------------------

-------------------------------
* - Excluded from mean.
[1]  As of September 30, 1998.
[2]  Assumes 10,112,629 Goldcap shares outstanding.
[3]  Projections provided by Goldcap management.

The Robinson-Humphrey Company

PROJECT GOLDCAP
PROTECTIVE LIFE/ UNITED DENTAL CARE ACQUISITION MULTIPLES [1]
-------------------------------------------------------------------------------

                                                            ACQUISITION      ACQUISITION
                                                               FIRM            EQUITY
                                                             VALUE (MM)      VALUE (MM)
                                                            -----------      -----------
                                                             $160.0            $166.8


     EQUITY VALUE/ LTM NET INCOME:                           28.6 x          FIRM VALUE/ MEMBERS: [2]                   $88.90

     EQUITY VALUE/ PROJECTED 1998 NET INCOME: [3]            22.6 x          FIRM VALUE/ 1998 REVENUES: [4]               0.88 x

     EQUITY VALUE/ PROJECTED 1999 NET INCOME: [3]            18.9 x          FIRM VALUE/ 1998 EBIT: [4]                   14.4 x

     EQUITY VALUE/ BOOK VALUE:                               1.32 x          FIRM VALUE/ 1998 EBITDA: [4]                  9.5 x

     FIRM VALUE/ LTM REVENUES:                               0.93 x          FIRM VALUE/ 1999 REVENUES: [4]               0.77 x

     FIRM VALUE/ LTM EBIT: [5]                               25.3 x          FIRM VALUE/ 1999 EBIT: [4]                   11.7 x

     FIRM VALUE/ LTM EBITDA: [5]                             13.7 x          FIRM VALUE/ 1999 EBITDA: [4]                  7.8 x


     PREMIUMS:      1 DAY BEFORE ANNOUNCEMENT                20.5%
                    1 WEEK BEFORE ANNOUNCEMENT               49.2%
                    4 WEEKS BEFORE ANNOUNCEMENT              57.4%

----------------------------------------------------------
[1] Protective Life paid $9.31 per share in cash and to swap 0.2893 of its shares for each United Dental share.
[2]  1,800,000 members as of June 30, 1998.
[3] 1998 and 1999 estimates from the First Call Research Network as of July 26, 1998.
[4]  Estimates according to BT Alex Brown research as of February 23, 1998.
[5]  Excludes $9.6 million in one time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE HISTORICAL ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS AND MEMBERS IN THOUSANDS)

                                      Selected Relevant Transaction Multiples
                                      ---------------------------------------
                                        Price/
                      Goldcap            LTM                           Price/
Valuation Parameter    Value          Net Income                        Book
-------------------   -------         ----------                       ------
LTM Net Income [5]    $10,041 [3,4]         28.6 x

9/30/98 Book Value    $67,869                                             1.3 x
                                     ----------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Selected Relevant Transaction Multiples
                                               ---------------------------------------
                                                                                                                            Less
                                                                                                  Implied                PV of DHDC
                            Goldcap     Firm Value/    Firm Value/    Firm Value/   Firm Value/     Firm      Less        Deferred
Valuation Parameter          Value       Revenues        EBIT           EBITDA       Members       Value    Net Debt[5]  Liabilities
-------------------         -------     -----------    -----------    ----------   -----------    --------  -----------  -----------
LTM Revenues [2]           $171,068            0.93 x                                             $159,632   $ 46,501     $22,376

LTM Operating Income [2]   $ 21,150 [3]                        25.3 x                             $534,940   $ 46,501     $22,376

LTM EBITDA [2]             $ 26,870 [3]                                     13.7 x                $367,044   $ 46,501     $22,376

Members [5]                   2,143                                                   $  88.90 x  $190,521   $ 46,501     $22,376
                                        -------------------------------------------------------


                                                                                 TRANSACTION PREMIUMS
                                                                      ------------------------------------------
                                                                      1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
                                                                      -----------   ------------   -------------
Goldcap Stock Price 1 day prior to announcement [6]       $10.19             20.5%
Goldcap Stock Price 1 week prior to announcement [6]       10.31                            49.2%
Goldcap Stock Price 4 weeks prior to announcement [6]      11.13                                            57.4%


                                                                             IMPLIED           IMPLIED
                                                                             EQUITY          EQUITY VALUE
                                                                             VALUE           PER SHARE [1]
                                                                            --------         -------------
                                                                          $ 286,827            $ 28.36

                                                                          $  89,404            $  8.84






                                                                           $ 90,755             $ 8.97

                                                                           $466,063*            $46.09*

                                                                           $298,167             $29.48

                                                                           $121,644             $12.03

                                                                           $124,134             $12.28

                                                                           $155,576             $15.38

                                                                           $177,110             $17.51
                                               -------------------------------------------------------
                                               MEAN EQUITY VALUE           $167,952             $16.61
                                               MEDIAN EQUITY VALUE         $155,576             $15.38
                                               -------------------------------------------------------

---------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4] Assumes 38% tax rate on excluded one-time charges.
[5] As of September 30, 1998.
[6] Assumes announcement on December 29, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                             GOLDCAP          CURRENT YEAR      FORWARD YEAR
   VALUATION PARAMETER                        VALUE           P/E MULTIPLE      P/E MULTIPLE
----------------------------------------    ---------         --------------    ------------
Projected Cal. 1998 Net Income Per Share        $1.01 [2]             22.6 x
Projected Cal. 1999 Net Income Per Share        $1.12 [2]                               18.9 x

                                     ----------------------------------------------------------------------------------------------
                                                                 SELECTED RELEVANT TRANSACTION MULTIPLES
                                     ----------------------------------------------------------------------------------------------
                                      GOLDCAP       FIRM VALUE/     FIRM VALUE/   FIRM VALUE/  FIRM VALUE/  FIRM VALUE/  FIRM VALUE/
   VALUATION PARAMETER                 VALUE       1998 REVENUES   1999 REVENUES  1998 EBIT    1999 EBIT    1998 EBITDA  1999 EBITDA
------------------------------------ ---------     -------------   -------------  -----------  -----------  -----------  ----------
Projected Cal. 1998 Revenues         $ 173,162 [2]          0.88 x
Projected Cal. 1999 Revenues         $ 180,739 [2]                          0.77 x

Projected Cal. 1998 Operating Income $  21,436 [2]                                       14.4 x
Projected Cal. 1999 Operating Income $  23,152 [2]                                                    11.7 x

Projected Cal. 1998 EBITDA           $  27,060 [2]                                                                  9.5 x
Projected Cal. 1999 EBITDA           $  28,956 [2]                                                                             7.8 x
                                     ----------------------------------------------------------------------------------------------

                                                                 PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                      GOLDCAP       --------------------------------------------------------------
   VALUATION PARAMETER                 VALUE        1 DAY PRIOR            1 WEEK PRIOR             4 WEEKS PRIOR
------------------------------------ -----------    -----------            ------------             --------------
Stock Price 1 Day Prior [4]            $10.19              20.5%
Stock Price 1 Week Prior [4]            10.31                                      49.2%
Stock Price 4 Weeks Prior [4]           11.13                                                                 57.4%





                                                                                       IMPLIED       IMPLIED
                                                                                       EQUITY      EQUITY VALUE
                                                                                       VALUE       PER SHARE [1]
                                                                                      --------     -------------
                                                                                      $231,274        $22.87
                                                                                      $214,591        $21.22


                                                                          LESS
                                            IMPLIED                    PV OF DHDC
                                             FIRM          LESS         DEFERRED
                                            VALUE        NET DEBT [3]  LIABILITIES
                                           --------      -----------   -----------
                                           $152,176        $ 46,501      $22,376      $ 83,299        $ 8.24
                                           $139,825        $ 46,501      $22,376      $ 70,948        $ 7.02

                                           $308,677        $ 46,501      $22,376      $239,800        $23.71
                                           $270,967        $ 46,501      $22,376      $202,090        $19.98

                                           $258,234        $ 46,501      $22,376      $189,357        $18.72
                                           $226,710        $ 46,501      $22,376      $157,833        $15.61




                                                                                      $124,134        $12.28
                                                                                      $155,576        $15.38
                                                                                      $177,110        $17.51

                                               -------------------------------------------------------------
                                               MEAN EQUITY VALUE                      $167,819        $16.60
                                               MEDIAN EQUITY VALUE                    $177,110        $17.51
                                               -------------------------------------------------------------

----------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] As of September 30, 1998.
[4] Assumes announcement on December 29, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                             GOLDCAP          CURRENT YEAR      FORWARD YEAR
   VALUATION PARAMETER                        VALUE           P/E MULTIPLE      P/E MULTIPLE
----------------------------------------    ---------         --------------    ------------
Projected Cal. 1998 Net Income Per Share        $1.02 [2]             22.6 x
Projected Cal. 1999 Net Income Per Share        $1.17 [2]                                    18.9 x


                                      ---------------------------------------------------------------------------------------------
                                                                        SELECTED RELEVANT TRANSACTION MULTIPLES
                                      ---------------------------------------------------------------------------------------------
                                      GOLDCAP       FIRM VALUE/     FIRM VALUE/   FIRM VALUE/  FIRM VALUE/  FIRM VALUE/  FIRM VALUE
   VALUATION PARAMETER                 VALUE       1998 REVENUES   1999 REVENUES  1998 EBIT    1999 EBIT    1998 EBITDA  1999 EBITDA
------------------------------------ ---------     -------------   -------------  -----------  -----------  -----------  ----------
Projected Cal. 1998 Revenues         $ 173,435 [2]          0.88 x
Projected Cal. 1999 Revenues         $ 181,568 [2]                          0.77 x

Projected Cal. 1998 Operating Income $  21,765 [2]                                       14.4 x
Projected Cal. 1999 Operating Income $  25,123 [2]                                                    11.7 x

Projected Cal. 1998 EBITDA           $  26,246 [2]                                                                  9.5 x
Projected Cal. 1999 EBITDA           $  29,505 [2]                                                                             7.8 x
                                     ----------------------------------------------------------------------------------------------

                                                    --------------------------------------------------------------
                                                                    PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                      GOLDCAP       --------------------------------------------------------------
   VALUATION PARAMETER                 VALUE        1 DAY PRIOR            1 WEEK PRIOR             4 WEEKS PRIOR
------------------------------------ -----------    -----------            ------------             --------------
Stock Price 1 Day Prior [4]            $10.19              20.5%
Stock Price 1 Week Prior [4]            10.31                                      49.2%
Stock Price 4 Weeks Prior [4]           11.13                                                                 57.4%





                                                                                       IMPLIED       IMPLIED
                                                                                       EQUITY      EQUITY VALUE
                                                                                       VALUE       PER SHARE [1]
                                                                                      --------     -------------
                                                                                      $233,055     $23.05
                                                                                      $223,414     $22.09

                                                                          LESS
                                            IMPLIED                    PV OF DHDC
                                             FIRM          LESS         DEFERRED
                                            VALUE        NET DEBT [3]  LIABILITIES
                                           --------      -----------   -----------
                                           $152,416        $ 46,501      $22,376      $ 83,539        $ 8.26
                                           $140,466        $ 46,501      $22,376      $ 71,589        $ 7.08

                                           $313,415        $ 46,501      $22,376      $244,538        $24.18
                                           $294,036        $ 46,501      $22,376      $225,159        $22.27

                                           $250,466        $ 46,501      $22,376      $181,589        $17.96
                                           $231,009        $ 46,501      $22,376      $162,132        $16.03




                                                                                      $124,134        $12.28
                                                                                      $155,576        $15.38
                                                                                      $177,110        $17.51

                                               -------------------------------------------------------------
                                               MEAN EQUITY VALUE                      $171,076        $16.92
                                               MEDIAN EQUITY VALUE                    $177,110        $17.51
                                               -------------------------------------------------------------

-------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] As of September 30, 1998.
[4] Assumes announcement on December 29, 1998.

The Robinson-Humphrey Company

PROJECT GOLDCAP
DENTAL PRACTICE MANAGEMENT COMPANY ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                             Purchase Price as a Multiple of
                                                                                   Equity    -------------------------------
                                                                   Date           Purchase         LTM       Latest Date
Acquiror                          Target                           Completed        Price       Net Income    Book Value
--------                          ------                           ---------        -----       ----------    ----------
Gentle Dental Services Corp.      Pinehurst Dental Clinic          7/95             $ 0.6           NMx          NMx

Gentle Dental Services Corp.      Scott Campbell, DDS, PS          9/95[1]            0.6           NM         23.1

Coast Dental                      Volusia (Richard J. Shawn, DDS)  4/96               1.8           NM           NA

Castle Dental Centers             1st Dental Care                  5/96               6.0         39.5           NM

Castle Dental Centers             Mid-South Dental Centers         5/96               4.8           NM         36.4*

Birner Dental Management          Family Dental Group              6/96               3.3           NM           NA

Castle Dental Centers             Horizon Dental Centers           8/96               3.2         36.0           NM

Monarch Dental                    Midwest Dental                   8/96              10.9        157.0*        10.7

Coast Dental                      Seminole                        11/96               2.5           NA          8.0

Dentalco, Inc.                    Nanston, Inc.                    1/97              20.8           NM         12.8

Dentalco, Inc.                    The Dental Center, Inc.          2/97               4.0           NM        132.0*

Dentalco, Inc.                    Modern Dental                    5/97               9.6         29.3           NM

Castle Dental Centers             SW Dental                        8/97               6.8         18.3         44.8*

Birner Dental Management          Gentle Dental & Affiliate        9/97               3.5         14.2          6.3

Gentle Dental Service Corp.       Dental Care Alliance Inc.        Pending           67.0         35.4          2.6

Monarch Dental                    Valley Forge Dental              9/98              18.5           NM         11.6*

                                                                                  -------------------------------------
                                                                                  AVERAGE         28.8X        10.6X
                                                                                  MEDIAN          35.4X        12.2X
                                                                                  -------------------------------------


                                                                                       Adjusted Purchase Price as a
                                                                                              Multiple of
                                                                                   ------------------------------------
                                                                        Adjusted   Adjusted       LTM Op.    LTM Op.
                                                                        Purchase      LTM        Cash Flow   Income
Acquiror                          Target                                Price[1]   Revenues[2]   (EBITDA)    (EBIT)
--------                          ------                                --------   -----------   --------    ------
Gentle Dental Services Corp.      Pinehurst Dental Clinic                $ 0.7        0.90x        9.0x        15.1x

Gentle Dental Services Corp.      Scott Campbell, DDS, PS                  0.6        0.90           NM          NM

Coast Dental                      Volusia (Richard J. Shawn, DDS)          1.8        0.62           NM          NM

Castle Dental Centers             1st Dental Care                          7.1        1.10         10.5        16.1

Castle Dental Centers             Mid-South Dental Centers                 5.3        0.98         33.4*         NM

Birner Dental Management          Family Dental Group                      3.3        0.69           NM          NM

Castle Dental Centers             Horizon Dental Centers                   4.3        0.79         22.6*       22.8*

Monarch Dental                    Midwest Dental                          12.4        0.81         19.7        74.7*

Coast Dental                      Seminole                                 2.3        0.69          5.3         5.3

Dentalco, Inc.                    Nanston, Inc.                           23.9        1.13         28.2*       182.7*

Dentalco, Inc.                    The Dental Center, Inc.                  4.2        0.99         83.4*         NM

Dentalco, Inc.                    Modern Dental                           13.4        0.91         12.3        19.7

Castle Dental Centers             SW Dental                                6.4        1.21          8.6        10.1

Birner Dental Management          Gentle Dental & Affiliate                3.3        0.67          6.9         8.3

Gentle Dental Service Corp.       Dental Care Alliance Inc.               60.1        3.47*        20.2*       24.4*

Monarch Dental                    Valley Forge Dental                     60.5        1.64         22.1*       50.4*

                                  ------------------------------------------------------------------------------------
                                  AVERAGE                                             0.94X        10.3X       12.4X
                                  MEDIAN                                              0.91X        19.7X       19.7X
                                  ------------------------------------------------------------------------------------


-----------------------------------------------
* - Excluded from average.
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2]  Excludes investment income.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------
BENEFITS COMPANY
----------------

                                     Average Dental Managed
                                   Care Acquisition Multiples
                                   --------------------------    Implied             PV of DHDC      Implied          Implied
                    Benefits       Firm Value/      Firm Value/    Firm     Less      Deferred        Equity         Equity Value
Valuation Parameter  Value        LTM Revenues      LTM EBITDA    Value  Net Debt[1] Liabilities      Value          Per Share[2]
-------------------  -----        ------------      ----------    -----  ----------- -----------      -----          ------------
LTM Revenues[3]     $150,087       1.12x                         $168,252  $46,501    $22,376        $ 99,375           $ 9.83

LTM EBITDA[3]       $ 25,041[4]                       10.4x      $260,997  $46,501    $22,376        $192,120           $19.00

                                                                 ----------------------------------------------------------------
                                                                 MEAN EQUITY VALUE                   $145,747           $14.41
                                                                 MEDIAN EQUITY VALUE                 $145,747           $14.41
                                                                 ----------------------------------------------------------------

DHMI
----

                                    Average Dental Practice
                                Management Acquisition Multiples                         Less
                                -------------------------------- Implied              PV of DHDC      Implied        Implied
                       DHMI       Firm Value/      Firm Value/    Firm      Less      Deferred         Equity       Equity Value
Valuation Parameter    Value      LTM Revenues     LTM EBITDA     Value   Net Debt[1] Liabilities      Value        Per Share[2]
-------------------    -----      ------------     ----------     -----   ----------- -----------      -----        ------------
LTM Revenues[3]       $20,981        0.94x                       $19,645     $0           $0         $ 19,645           $ 1.94

LTM EBITDA[3]         $ 1,829[4]                      10.3x      $18,884     $0           $0         $ 18,884           $ 1.87


                                                                 ----------------------------------------------------------------
                                                                 Mean Equity Value                   $ 19,265           $ 1.90
                                                                 Median Equity Value                 $ 19,265           $ 1.90
                                                                 ----------------------------------------------------------------

                                                                 ----------------------------------------------------------------
                                                                 Sum of Means                        $165,012           $16.32
                                                                 Sum of Medians                      $165,012           $16.32
                                                                 ----------------------------------------------------------------

----------
* - Excluded from mean.
[1]  As of September 30, 1998.
[2]  Assumes 10,112,629 Goldcap shares outstanding.
[3]  LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE HMO INDUSTRY
-------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                                       Equity Value as Multiple of
                                                                                            Equity      ---------------------------
                                                                               Date        Purchase        LTM        Latest Date
Acquiror                               Target                               Completed       Price       Net Income     Book Value
--------                               ------                               ---------       -----       ----------    -----------
Aetna, Inc.                            Prudential Healthcare                 Pending       $1,000.0           NA *          NA
WellPoint Health Networks, Inc.        Cerulean Companies, Inc.              Pending          500.0        148.6 *         2.5
United HealthCare Corp.                Humana Inc.                           Pending        5,450.0         70.1 *         3.4
Foundation Health Corp.                Physicians Health Services           01/02/98          166.2           NM           1.7
Humana, Inc.                           Physician Corp. of America           09/09/97          271.8           NM            NM
CRA Managed Care                       Occusystems                          09/02/97          683.4         47.0 *         4.8
Humana, Inc.                           ChoiceCare                            Pending          250.0           NA            NA
CIGNA Corporation                      Healthsource Inc.                    08/01/97        1,392.1         47.5 *         3.6
Foundation Health Corp.                Health Systems International, Inc.   04/01/97        2,200.0         21.2           6.3
WellPoint Health Networks, Inc.        GBO Operations of John Hancock       03/01/97           86.7         17.7            NM
PacifiCare Health Systems Inc.         FHP International Corp.              02/14/97        2,100.0         49.9 *         1.8
Forstmann Little & Co.                 Community Health Systems Inc.        07/23/96        1,078.2         28.4           4.3
Merck-Medco Managed Care Inc.          SysteMed Inc.                        07/22/96           67.0         40.4 *         1.8
Aetna Life & Casualty                  U.S. Healthcare, Inc.                07/19/96        8,900.0         23.4           9.2 *
United HealthCare Corp.                HealthWise of America, Inc.          04/12/96          290.0         33.6           8.3
United HealthCare Corp.                Physicians Health Plan, Inc. [3]     04/01/96          139.0         19.7           5.3
Foundation Health Corp.                Managed Health Network               03/08/96           45.0           NM           9.3 *
Healthsource, Inc.                     Central Mass. Health Care            02/06/96           46.5           NA            NA *
Humana, Inc.                           Emphesys Financial Group, Inc.       10/13/95          639.9         10.4           1.8
United HealthCare Corp.                MetraHealth Companies [4]            10/03/95        1,650.0           NA            NA
Coventry Corp.                         HealthCare USA Inc.                  08/01/95           45.2         37.8          14.5 *
Value Health, Inc.                     Diagnostek, Inc.                     07/28/95          450.0         37.0           2.3
Healthsource, Inc.                     Provident Life & Accident Ins.       06/01/95          231.0         27.7           1.2 *
United HealthCare Corp.                Gencare Health systems               01/03/95          515.4         27.1           6.6
Humana, Inc.                           CareNetwork, Inc.                    12/20/94          120.2           NM           8.4 *
Coventry Corp.                         Southern Health Management [5]       12/01/94           71.6         22.0           6.1
Foundation Health Corp.                Intergroup Healthcare                11/01/94          255.7         12.2           2.9
FHP International Corp.                TakeCare, Inc.                       06/17/94        1,019.8         33.0           4.3
United HealthCare Corp.                Complete Health Services, Inc.       05/31/94          242.4         69.0 *        24.2 *
United HealthCare Corp.                Ramsay-HMO, Inc.                     05/31/94          537.9         33.7           4.1
Value Health, Inc.                     Preferred Health Care Ltd.           12/14/93          382.2         47.5 *         6.7
Physician Corp. of America             Family Health Systems Inc.           12/10/93           44.0         27.5           5.7
TakeCare Inc.                          Comprecare Inc.                      09/09/93           85.7         25.8           5.6
United HealthCare Corp.                HMO America Inc.                     08/31/93          388.9         31.1           5.7
Healthsource, Inc.                     Physician Health Systems, Inc.       03/31/93           34.9          9.7 *         3.3

                                                                                     ---------------------------------------------
                                                                                     AVERAGE   26.1 x        4.3 x
                                                                                     MEDIAN    31.1 x        4.8 x
                                                                                     ---------------------------------------------

                                                                                                    Firm Value as Multiple of
                                                                                              -----------------------------------
                                                                                Firm            LTM           LTM            LTM
Acquiror                               Target                                 Value [1]       Revenues       EBITDA          EBIT
--------                               ------                                 ---------       --------       ------          ----
Aetna, Inc.                            Prudential Healthcare                  $1,000.0         0.14 [2]*       NA             NA
WellPoint Health Networks, Inc.        Cerulean Companies, Inc.                  500.0         0.31 *        46.0 *           NM
United HealthCare Corp.                Humana Inc.                             6,300.0         0.75          25.3 *         44.7 *
Foundation Health Corp.                Physicians Health Services                166.2         0.30 *          NM             NM
Humana, Inc.                           Physician Corp. of America                403.7         0.29 *          NM             NM
CRA Managed Care                       Occusystems                               782.5         4.17 *        22.8           29.9
Humana, Inc.                           ChoiceCare                                250.0         0.84            NA             NA
CIGNA Corporation                      Healthsource Inc.                       1,639.4         0.96          16.4           26.7
Foundation Health Corp.                Health Systems International, Inc.      2,565.0         0.82          10.0           12.5
WellPoint Health Networks, Inc.        GBO Operations of John Hancock             86.7         0.13 *          NA           11.5
PacifiCare Health Systems Inc.         FHP International Corp.                 2,219.3         0.51           8.4           11.5
Forstmann Little & Co.                 Community Health Systems Inc.           1,276.3         1.48          11.2           16.3
Merck-Medco Managed Care Inc.          SysteMed Inc.                              73.3         0.50          14.4           25.0
Aetna Life & Casualty                  U.S. Healthcare, Inc.                   8,900.0         2.37          13.4           14.2
United HealthCare Corp.                HealthWise of America, Inc.               256.0         1.23          15.9           17.1
United HealthCare Corp.                Physicians Health Plan, Inc. [3]          139.0         0.93          14.6           17.2
Foundation Health Corp.                Managed Health Network                     46.6         1.79          28.0 *         53.8 *
Healthsource, Inc.                     Central Mass. Health Care                  46.5           NA            NA             NA
Humana, Inc.                           Emphesys Financial Group, Inc.            649.0         0.41 *         5.9            6.4
United HealthCare Corp.                MetraHealth Companies [4]               1,650.0         0.42 *          NA             NA
Coventry Corp.                         HealthCare USA Inc.                        37.2         1.38          27.4 *         32.1 *
Value Health, Inc.                     Diagnostek, Inc.                          455.7         0.66          19.3           25.9
Healthsource, Inc.                     Provident Life & Accident Ins.            225.5         0.95           7.6           17.7
United HealthCare Corp.                Gencare Health systems                    443.4         1.92          15.7           16.8
Humana, Inc.                           CareNetwork, Inc.                         101.1         0.70          57.1 *           NM
Coventry Corp.                         Southern Health Management [5]             69.6         1.20          12.7           13.6
Foundation Health Corp.                Intergroup Healthcare                     244.5         0.52           6.4            7.1
FHP International Corp.                TakeCare, Inc.                            916.3         1.09          13.4           14.8
United HealthCare Corp.                Complete Health Services, Inc.            183.8         0.63          19.9           22.8
United HealthCare Corp.                Ramsay-HMO, Inc.                          438.2         1.26          14.7           17.2
Value Health, Inc.                     Preferred Health Care Ltd.                374.0         4.76 *        27.5 *         36.3 *
Physician Corp. of America             Family Health Systems Inc.                 44.0         0.59          14.7           17.2
TakeCare Inc.                          Comprecare Inc.                           101.1         0.41 *         6.8           17.1
United HealthCare Corp.                HMO America Inc.                          331.4         0.94          16.8           16.8
Healthsource, Inc.                     Physician Health Systems, Inc.             35.0         1.06           6.5            6.9

                                                                                --------------------------------------------------
                                                                                               1.04 x        13.1 x         16.6 x
                                                                                               0.83 x        14.7 x         17.1 x
                                                                                --------------------------------------------------


-----------------------------------------
*Excluded from average
NA - Not Available
NM - Not Meaningful
[1] Firm value equals equity value plus debt less cash.
[2] Annualized nine months of 1998 revenues
[3] LTM financials for Physicians Health Plan reflect annualized third quarter numbers.
[4] Does not include $525 million in potentila earn-put payments.
[5] Data for Conventry/Sothern Helth merger taken from Securities Data Company.

The Robinson-Humphrey Company


PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING HMO HISTORICAL ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                           Selected Relevant Transaction Multiples
                                           ---------------------------------------                                         IMPLIED
                                                    Price/                                                       IMPLIED    EQUITY
                          Goldcap                   LTM           Price/                                         EQUITY    VALUE PER
Valuation Parameter        Value                    EPS            Book                                           VALUE    SHARE [1]
-------------------       -------                   -----         ------                                         --------- ---------
LTM Income [2]           $10,041 [3,4]               26.1 x                                                       $261,690   $25.88

9/30/98 Book Value       $67,869                                    4.3 x                                         $292,309   $28.91
                                           ----------------------------------------

------------------------------------------------------------------------------------------------------------------

                                       Selected Relevant Transaction Multiples                            Less
                                       ----------------------------------------   Implied              PV of DHDC
                          Goldcap       Firm Value/   Firm Value/   Firm Value/    Firm       Less      Deferred
Valuation Parameter        Value        Revenues      Op. Income     EBITDA       Value    Net Debt[5] Liabilities
-------------------       ------        -----------   -----------   -----------   -------  ----------- -----------
LTM Revenues [2]         $171,068        1.04 X                                  $178,521    $46,501     $22,376  $109,644  $10.84

LTM Operating Income [2] $ 21,150 [3]                   16.6 x                   $351,445    $46,501     $22,376  $282,568  $27.94

LTM EBITDA [2]           $ 26,870 [3]                                 13.1 X     $350,968    $46,501     $22,376  $282,091  $27.89
                                       ----------------------------------------

                                                              ---------------------------------------------------------------------
                                                              MEAN EQUITY VALUE                                   $245,660  $24.29
                                                              MEDIAN EQUITY VALUE                                 $282,091  $27.89
                                                              ---------------------------------------------------------------------



---------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4] Assumes 38% tax rate on one-time charges.
[5] As of September 30,1998.

The Robinson-Humphrey Company


PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION FORWARD MULTIPLES AND TRANSACTION PREMIUMS FOR DEALS IN THE HMO INDUSTRY
--------------------------------------------------------------------------------

                                                                                             VALUE OF      PRICE
  DATE         DATE                                                                         TRANSACTION     PER     CURRENT YEAR
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                             ($MM)        SHARE     P/E RATIO
---------    ---------   ------                          --------                             -----        -----     ---------
  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.             $5,538.6      32.06       30.2 x
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                           405.1       7.00       10.9
  08/05/96    02/14/97   FHP International Corp.         PacifiCare Health Systems, Inc.      2,000.1      33.27       17.4
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.          64.8       3.00       21.4
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little & Co.               1,080.0      52.00       23.1
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.                271.1      40.63       31.7
  08/10/95    10/13/95   Emphesys Financial Group, Inc.  Humana, Inc.                           642.8      37.50       10.7
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.                564.9      74.66       35.9 *


                                                         ----------------------------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE                               20.8 X
                                                         SELECT HMO TRANSACTIONS MEDIAN                                22.3 X
                                                         ----------------------------------------------------------------------







                                                                                                             PREMIUM       PREMIUM
                                                                                                              1 DAY        1 WEEK
                                                                                                            PRIOR TO      PRIOR TO
  DATE         DATE                                                                         FORWARD YEAR  ANNOUNCEMENT  ANNOUNCEMENT
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                            P/E RATIO      DATE          DATE
---------    ---------   ------                          --------                            ---------      ----          ----

  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.              24.3 X        22.1 %        22.1 %
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                          8.2          12.0          12.0
  08/05/96    02/14/97   FHP International Corp.         PacifiCare Health Systems, Inc.      23.3          19.4          27.4
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.        9.1          (4.0)*         4.3 *
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little Co.                 19.3          20.2          19.9
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.Inc.          26.0          37.5          37.3
  08/10/95    10/13/95   Emphesys Financial Group, INc.  Humana, Inc.                          9.5          33.0          39.0
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.              29.4 *        62.7 *        62.7 *


                                                         ----------------------------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE      17.1 X        24.0 %        26.3 %
                                                         SELECT HMO TRANSACTIONS MEDIAN       21.3 X        21.2 %        24.8 %
                                                         ----------------------------------------------------------------------




                                                                                                      PREMIUM
                                                                                                      4 WEEKS
                                                                                                      PRIOR TO
  DATE         DATE                                                                                 ANNOUNCEMENT
ANNOUNCED    EFFECTIVE   TARGET                          ACQUIROR                                       DATE
---------    ---------   ------                          --------                                   ------------
  05/28/98    Pending    Humana, Inc.                    United HealthCare Corp.                       18.8 %
  06/03/97    09/09/97   Physician Corp. of America      Humana, Inc.                                  23.1
  08/05/96    02/14/97   FHP International Corp.         PacifiCareaHealth Systems, Inc.               19.1
  06/10/96    07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.                 9.1 *
  06/11/96    07/23/96   Community Health Systems, Inc.  Forstmann Little Co.                          18.9
  02/01/96    04/12/96   HealthWise of America, Inc.     United HealthCare Corp.Inc.                   34.3
  08/10/95    10/13/95   Emphesys Financial Group, INc.  Humana, Inc.                                  37.0
  02/15/94    05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.                       81.0 *

                                                         ---------------------------------------------------
                                                         SELECT HMO TRANSACTIONS AVERAGE              25.2 %
                                                         SELECT HMO TRANSACTIONS MEDIAN               21.1 %
                                                         ---------------------------------------------------








*  Excluded from average    NA - Not Available    NM - Not Meaningful

------------------------------------
Source: Securities Data Company, Inc.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AND TRANSACTION PREMIUMS IN THE HMO INDUSTRY
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                        CURRENT YEAR       FORWARD YEAR                     IMPLIED    IMPLIED
                                            GOLDCAP     P/E MULTIPLE       P/E MULTIIPLE                     EQUITY  EQUITY VALUE
      VALUATION PARAMETER                    VALUE      -------------     --------------                     VALUE   PER SHARE [1]
----------------------------------------   ---------                                                        -------  -------------
Projected Cal. 1998 Net Income Per Share    $1.01 [2]       20.8 x                                           $212,354   $21.00

Projected Cal. 1999 Net Income Per Share    $1.12 [2]                        17.1 x                          $193,641   $19.15
                                                                                                             --------   ------


                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $202,997   $20.07
                                                                       MEDIAN EQUITY VALUE                   $202,997   $20.07
                                                                       -----------------------------------------------------------




                                                          PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                            GOLDCAP    ----------------------------------------
     VALUATION PARAMETER                     VALUE     1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------   ---------   ----------------------------------------
Stock Price 1 Day Prior [3]                 $10.19       24.0%                                               $127,790   $12.64
Stock Price 1 Week Prior [3]                 10.31                      26.3%                                $131,687   $13.02
Stock Price 4 Weeks Prior [3]                11.13                                   25.2%                   $140,823   $13.93

                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $133,433   $13.19
                                                                       MEDIAN EQUITY VALUE                   $131,687   $13.02
                                                                       -----------------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] Assumes announcement on December 29, 1999.

The Robinson-Humphrey Company

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AND TRANSACTION PREMIUMS IN THE HMO INDUSTRY
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                        CURRENT YEAR       FORWARD YEAR                     IMPLIED    IMPLIED
                                            GOLDCAP     P/E MULTIPLE       P/E MULTIIPLE                     EQUITY  EQUITY VALUE
      VALUATION PARAMETER                    VALUE      -------------     --------------                     VALUE   PER SHARE [1]
----------------------------------------   ---------                                                        -------- -------------
Projected Cal. 1998 Net Income Per Share    $1.02 [2]       20.8 x                                           $213,989   $21.16

Projected Cal. 1999 Net Income Per Share    $1.17 [2]                        17.1 x                          $201,602   $19.94
                                                                                                             ------------------


                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $207,796   $20.55
                                                                       MEDIAN EQUITY VALUE                   $207,796   $20.55
                                                                       -----------------------------------------------------------




                                                       PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                            GOLDCAP    ----------------------------------------
     VALUATION PARAMETER                     VALUE     1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------   ---------   ----------------------------------------

Stock Price 1 Day Prior [3]                 $10.19       24.0%                                               $127,790   $12.64
Stock Price 1 Week Prior [3]                 10.31                      26.3%                                $131,687   $13.02
Stock Price 4 Weeks Prior [3]                11.13                                   25.2%                   $140,823   $13.93

                                                                       -----------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $133,433   $13.19
                                                                       MEDIAN EQUITY VALUE                   $131,687   $13.02
                                                                       -----------------------------------------------------------



----------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] Assumes announcement on December 29, 1999.

The Robinson-Humphrey Company


               SUMMARY OF RECENT MERGER AND ACQUISITION ACTIVITY
                              (Dollars in Millions)

                                                     1992        1993        1994        1995       1996       1997      AVERAGE
                                                   -------     --------    --------    --------   --------   --------    -------

ALL INDUSTRIES:
Total Number of Net Acquisition Announcements        2,574        2,663       2,997       3,510      5,848      7,800
Total Dollar Value Paid  [1]                       $96,688     $176,400    $226,671    $356,016   $494,962   $657,063




Average Premium Paid Over Market                      41.0%        38.7%       41.9%       44.7%      36.6%      35.7%     39.8%
Median Premium Paid Over Market                       34.7%        33.0%       35.0%       29.2%      27.3%      27.5%     31.1%
Average Price/Earnings Ratio Paid                     22.7 x       24.4 x      24.5 x      23.8 x     26.2 x     27.4 x    24.8 x
Median Price/Earnings Ratio Paid                      18.1 x       20.0 x      20.2 x      19.1 x     20.3 x     22.9 x    20.1 x



                                                     1992         1993        1994        1995       1996       1997     AVERAGE
                                                    ------      -------      ------      ------    -------    -------    -------

HEALTH SERVICES:
Total Number of Net Acquisition Announcements          205          156         129         179        325        437
Total Dollar Value Paid  [1]                        $1,686      $12,608      $9,288      $7,333    $15,533    $15,047




Average Premium Paid Over Market                      37.0%        41.9%       46.5%       32.2%      31.2%      26.5%     35.9%
Average Price/Earnings Ratio Paid                     20.4 x       31.5 x      28.7 x      24.7 x     27.1 x     24.7 x    26.2 x

----------------------------------
[1]  Includes only transactions with a publicly disclosed purchase price.

Source: Mergerstat Review

The Robinson-Humphrey Company

                M&A PREMIUMS AND P/E RATIOS OFFERED BY DEAL SIZE
                                   1992 - 1997

I. MEDIAN PERCENT PREMIUM OFFERED

PURCHASE PRICE:                1992  (BASE)    1993  (BASE)    1994  (BASE)    1995  (BASE)    1996  (BASE)    1997  (BASE)
                               ------------    ------------    ------------    ------------    ------------    ------------

$25.0 million or less          33.3%   (35)    32.3%   (38)    42.9%   (45)    42.9%   (53)    32.2%   (39)    36.9%   (52)
$25.0 through $50.0 million    21.6%   (30)    36.7%   (28)    33.9%   (36)    24.4%   (53)    26.4%   (56)    22.4%   (40)
$50.0 through $100.0 million   32.3%   (22)    31.5%   (31)    27.8%   (53)    35.4%   (44)    27.3%   (68)    26.6%   (63)
$100.0 million or more         39.0%   (55)    32.0%   (76)    35.8%  (126)    29.0%  (174)    26.6%  (218)    27.6%  (332)

Cash Consideration             29.6%   (35)    32.5%   (46)    36.8%   (59)    28.4%   (91)    26.7%  (115)    25.8%  (191)



II. MEDIAN P/E RATIO OFFERED

PURCHASE PRICE:                1992  (BASE)    1993  (BASE)    1994  (BASE)    1995  (BASE)    1996  (BASE)    1997  (BASE)
                               ------------    ------------    ------------    ------------    ------------    ------------

$25.0 million or less          15.5    (29)    17.6    (17)    17.5    (23)    17.0    (31)    16.2    (64)    15.9    (99)
$25.0 through $50.0 million    18.4    (22)    20.3    (18)    20.3    (27)    14.8    (33)    20.3    (53)    18.7    (48)
$50.0 through $100.0 million   21.1    (17)    18.1    (26)    17.1    (42)    19.2    (38)    20.5    (54)    22.7    (69)
$100.0 million or more         23.2    (36)    24.2    (66)    21.8   (110)    21.1   (153)    21.3   (186)    25.2   (315)


Cash Consideration             17.4    (27)    19.9    (32)    23.3    (38)    18.0    (68)    21.1   (106)    21.0   (183)
Public Companies               18.1    (89)    19.7   (113)    19.8   (184)    19.4   (239)    21.7   (288)    25.0   (389)

The Robinson-Humphrey Company


                      DISTRIBUTION OF M&A PREMIUMS OFFERED
                                   1987 - 1997

                                 OVER 20%          OVER 40%         OVER 60%        OVER 80%
YEAR          UNDER 20%        THROUGH 40%       THROUGH 60%      THROUGH 80%     THROUGH 100%     OVER 100%           TOTAL
----         ----------        ----------        ----------       ----------      -----------     ----------       ------------

1987          76   32.1%        79   33.3%       49   20.7%       17    7.2%        8   3.4%        8   3.4%       237   100.0%
1988         131   32.0%       124   30.2%       65   15.9%       48   11.7%       16   3.9%       26   6.3%       410   100.0%
1989         109   36.0%        78   25.7%       63   20.8%       25    8.3%        9   3.0%       19   6.3%       303   100.0%
1990          61   34.9%        44   25.1%       34   19.4%       14    8.0%        7   4.0%       15   8.6%       175   100.0%
1991          50   36.5%        42   30.7%       28   20.4%        7    5.1%        4   2.9%        6   4.4%       137   100.0%
1992          42   29.6%        42   29.6%       21   14.8%       19   13.4%       14   9.9%        4   2.8%       142   100.0%
1993          47   27.2%        63   36.4%       34   19.7%       14    8.1%        9   5.2%        6   3.5%       173   100.0%
1994          66   25.4%        89   34.2%       52   20.0%       28   10.8%        7   2.7%       18   6.9%       260   100.0%
1995         106   32.7%       108   33.3%       55   17.0%       22    6.8%        6   1.9%       27   8.3%       324   100.0%
1996         136   35.7%       117   30.7%       70   18.4%       34    8.9%       10   2.6%       14   3.7%       381   100.0%
1997         171   35.1%       169   34.7%       84   17.2%       35    7.2%       15   3.1%       13   2.7%       487   100.0%


                     DISTRIBUTION OF M&A P/E RATIOS OFFERED
                                   1992 - 1997

                                OVER 8.5x        OVER 10.5x       OVER 13.0x       OVER 17.0x
Year          UNDER 8.5x      THROUGH 10.5x    THROUGH 13.0x    THROUGH 17.0x    THROUGH 25.0x    OVER 25.0x           TOTAL
----          ----------      -------------    -------------    -------------    -------------    -----------      ------------

1992          10    9.6%         2    1.9%       17   16.3%       16   15.4%       26  25.0%       33   31.7%      104   100.0%
1993           5    3.9%         5    3.9%        6    4.7%       27   21.3%       41  32.3%       43   33.9%      127   100.0%
1994          10    5.0%        12    5.9%       16    7.9%       39   19.3%       48  23.8%       77   38.1%      202   100.0%
1995          14    5.5%        14    5.5%       29   11.4%       45   17.6%       68  26.7%       85   33.3%      255   100.0%
1996          29    8.1%        16    4.5%       24    6.7%       60   16.8%       96  26.9%      132   37.0%      357   100.0%
1997          45    8.5%        17    3.2%       29    5.5%       54   10.2%      153  28.8%      233   43.9%      531   100.0%

The Robinson-Humphrey Company

PROJECT GOLDCAP

IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM
M&A TRANSACTIONS IN GENERAL

------------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                                           6-YR AVERAGE VALUE
                                                                 ----------------------------------                     IMPLIED
                                                                    PREMIUM 1                              IMPLIED      EQUITY
                                               GOLDCAP              DAY PRIOR      PRICE / EARNINGS        EQUITY      VALUE PER
   VALUATION PARAMETER                          VALUE            TO ANNOUNCEMENT       RATIO PAID           VALUE      SHARE [1]
------------------------------------------     -------           ---------------   ----------------       --------     ---------

Stock Price 1 Day Prior to Announcement [2]     $ 10.19               39.8 %                              $143,991       $14.24

LTM Net Income [3]                              $10,041  [4,5]                           24.8 x            249,352        24.66



                                                                           6-YR AVERAGE VALUE
                                                                 ----------------------------------                     IMPLIED
                                                                    PREMIUM 1                              IMPLIED      EQUITY
                                              GOLDCAP               DAY PRIOR      PRICE / EARNINGS        EQUITY      VALUE PER
     VALUATION PARAMETER                       VALUE             TO ANNOUNCEMENT       RATIO PAID           VALUE      SHARE [1]
------------------------------------------    --------           ---------------   ----------------       --------     ---------

Stock Price 1 Day Prior to Announcement [2]     $10.19                31.1 %                              $135,080       $13.36

LTM Net Income [3]                             $10,041  [4,5]                            20.1 x            201,824        19.96



-------------------------------------------------------------
* Excluded from the unweighted average.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Assumes announcement on December 29, 1998.
[3] LTM ended September 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[5] Assumes 38.0% tax rate on excluded one-time charges.

The Robinson-Humphrey Company

PROJECT GOLDCAP

IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN THE HEALTH SERVICES INDUSTRY

-----------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)



                                                                                   6-YR AVERAGE VALUE
                                                                           ---------------------------------                IMPLIED
                                                                              PREMIUM 1                          IMPLIED    EQUITY
                                                     GOLDCAP                  DAY PRIOR     PRICE / EARNINGS      EQUITY   VALUE PER
         VALUATION PARAMETER                          VALUE                TO ANNOUNCEMENT     RATIO PAID         VALUE      SHARE
-------------------------------------------          -------               ---------------  ----------------      -----      -----

Stock Price 1 Day Prior to Announcement [1]          $ 10.19                    35.9 %                           $139,990   $13.84

LTM Net Income [2]                                   $10,041  [3,4]                              26.2 x           262,907    26.00


                                                                           AVERAGE PRICE / EARNINGS RATIO PAID   $238,027   $23.54

                                                                           AVERAGE PREMIUM PAID                  $139,687   $13.81


-----------------------------------------------------
* Excluded from the unweighted average.
[1] Assumes announcement on December 29, 1998.
[2] LTM ended September 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[4] Assumes 38.0% tax rate on excluded one-time charges.

The Robinson-Humphrey Company


PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
JULY 24, 1997 THROUGH DECEMBER 28, 1998
--------------------------------------------------------------------------------

    DATE      DATE
  EFFECTIVE  ANNOUNCED            TARGET NAME                   TARGET BUSINESS DESCRIPTION              ACQUIROR NAME
  ---------  ---------    ------------------------------       ------------------------------      ------------------------------
   11/12/97   10/03/96    Pittencrieff Communications          Pvd radiotelephone commun svcs      Nextel Communications Inc
   08/04/97   11/14/96    Indiana Federal,Valparaiso,IN        Commercial bank;holding co          Pinnacle Financial Svcs Inc,MI
   08/29/97   02/13/97    Portsmouth Bank Shares,NH            Bank holding company                CFX Corp,Keene,New Hampshire
   12/09/97   02/20/97    NHP Inc(Apartment Investment)        Own,op apartment buildings          Apartment Investment & Mgmt Co
   08/01/97   03/07/97    Micro Bio-Medics Inc                 Whl,mnfr medical equip              Henry Schein Inc
   08/25/97   03/11/97    First Citizens Financial,MD          Bank holding company                Provident Bankshares,Maryland
   08/29/97   03/24/97    Community Bankshares,NH              Bank holding company                CFX Corp,Keene,New Hampshire
   08/05/97   03/24/97    OnTrak Systems Inc                   Mnfrs semiconductor cap equip       Lam Research Corp
   10/13/97   04/29/97    SC Bancorp,Anaheim,California        Bank holding co                     Western Bancorp,California
   01/05/98   05/06/97    Physicians Health Services Inc       Own and operate HMO's               Foundation Health Systems Inc
   12/01/97   05/06/97    Virginia First Finl Corp,VA          Bank holding co                     BB&T Corp,Winston-Salem,NC
   06/03/98   05/07/97    Reliable Life Insurance Co           Insurance company                   Unitrin Inc
   10/16/97   05/12/97    Dynamics Corp of America             Mnfr electrical appliances          CTS Corp
   08/26/97   05/13/97    Aurum Software Inc                   Dvlp sales, mktg info software      Baan Co NV
   08/08/97   05/27/97    Alamco Inc                           Oil & gas exploration, prod         Columbia Natural Resources Inc
   08/15/97   06/03/97    Alexander Haagen Properties          Real estate investment trust        Lazard Freres & Co
   07/28/97   06/04/97    Maxis Inc                            Develop educational software        Electronic Arts Inc
   09/12/97   06/09/97    Amrion Inc                           Own,op food stores                  Whole Foods Market Inc
   08/29/97   06/16/97    Core Industries Inc                  Manufacture electronic equip        United Dominion Industries Ltd
   09/25/97   06/17/97    Hechinger Co                         Own,op retail home centers          Leonard Green & Partners LP
   07/24/97   06/17/97    McFarland Energy Inc                 Oil and gas exploration, prodn      Monterey Resources Inc
   07/25/97   06/17/97    Seda Specialty Packaging Corp        Mnfr specialty packaging prods      CCL Industries Inc
   08/15/97   06/19/97    Advanced Logic Research Inc          Mnfr microcomputer systems          Gateway 2000 Inc
   03/05/98   06/19/97    American Greetings Corp              Mnfr greeting cards                 American Greetings Corp
   10/23/97   06/20/97    Convest Energy Corp                  Oil and gas exploration,prodn       Forcenergy Inc
   10/23/97   06/20/97    Edisto Resources Corp                Oil and gas exploration,prodn       Forcenergy Inc
   10/14/97   06/24/97    American Exploration Co              Oil and gas exploration, prodn      Louis Dreyfus Natural Gas
   09/23/97   07/02/97    American Filtrona Corp               Mnfr bonded fiber                   Bunzl PLC
   09/26/97   07/03/97    Krystal Co                           Own,op fast food restaurants        Port Royal Holdings Inc
   11/06/97   07/07/97    Cairn Energy USA Inc                 Oil and gas exploration,prodn       Meridian Resource Corp
   09/30/97   07/08/97    Delchamps Inc                        Own and operate supermarkets        Jitney-Jungle Stores of Amer
   09/23/97   07/09/97    Control Data Systems Inc             Mnfr computers,peripherals          CDSI Holding Corp
   10/02/97   07/15/97    DH Technology Inc                    Mnfr,whl computer printers          Axiohm SA
   10/28/97   07/15/97    Intl Imaging Materials               Mnfr thermal transfer ribbons       Paxar Corp
   02/01/98   07/16/97    ArgentBank,Thibodaux,Louisiana       Commercial bank                     Hibernia Corp,New Orleans,LA
   11/07/97   07/22/97    Elexsys International Inc            Manufacture circuit boards          Sanmina Corp
   12/18/97   07/23/97    Alliance Imaging Inc                 Pvd diagnostic imaging svcs         Newport Investment LLC
   10/28/97   07/24/97    Astrotech International Corp         Pvd storage tank maintenance        ITEQ Inc
   12/01/97   07/25/97    Homegate Hospitality Inc             Own and operate hotels              Prime Hospitality Corp
   08/28/97   07/25/97    Imo Industries Inc                   Mnfr industrial controls,pumps      Constellation Capital Partners
   09/24/97   07/31/97    Bucyrus International Inc            Mnfr surface mining machinery       American Industrial Partners
   01/27/98   07/31/97    Santa Monica Bank                    Commercial bank                     Western Bancorp,California
   10/23/97   07/31/97    Sterling House Corp                  Own,op nursing homes                Alternative Living Services
   11/12/97   08/07/97    1st United Bancorp,FL                Baank holding co                    Wachovia Corp,Winston-Salem,NC
   12/22/97   08/08/97    Titan Holdings Inc                   Auto,property,casualty ins co       USF&G Corp
   09/30/97   08/11/97    National Sanitary Supply Co          Sanitary maintenance supplies       Unisource Worldwide Inc
   12/30/97   08/11/97    ProNet Inc                           Mnfr pagers;pager leasing svcs      Metrocall Inc
   12/22/97   08/11/97    Vacation Break USA Inc               Real estate development firm        Fairfield Communities Inc
   09/17/97   08/12/97    Isomedix Inc                         Pvd contract sterilization svc      Steris Corp
   09/16/97   08/14/97    American Medserve Corp               Wholesale pharmaceuticals           Omnicare Inc
   09/24/97   08/14/97    Talbert Medical Management           Own,op medical,dental clinics       MedPartners Inc



                                                                                                PREMIUM
                                                   VALUE OF       -----------------------------------------------------------
          ACQUIROR SHORT                         TRANSACTION       1 DAY PRIOR TO        1 WEEK PRIOR TO     4 WEEKS PRIOR TO
       BUSINESS DESCRIPTION                        ($ MIL)        ANNOUNCEMENT DATE     ANNOUNCEMENT DATE   ANNOUNCEMENT DATE
   ---------------------------                   -----------      -----------------     -----------------   -----------------
   Pvd cellular telephone svcs                      158.4                9.0                 14.4                 30.7
   Commercial bank;holding co                       120.5               22.2                 26.9                 17.9
   Savings and loan                                 102.2               33.2                 38.4                 38.4
   Real estate investment trust                     114.5               28.3                 25.2                 16.9
   Whl med supplies                                 136.1               12.2                 12.2                 10.4
   Bank holding company                             107.8               26.5                 42.3                 47.3
   Savings and loan                                 101.6               63.3                 64.1                 54.7
   Mnfr equip to mnfr semiconduct                   217.9               (0.9)                 3.0                 13.9
   Bank holding co                                  105.0               20.0                 31.0                 37.3
   Own,op HMO's; holding company                    268.2               23.5                 27.0                 51.7
   Bank holding company                             145.3               77.3                 77.3                 74.1
   Insurance company                                261.1               51.1                 51.1                 52.1
   Mnfr electronic components                       244.6               91.3                 94.2                112.7
   Develop software                                 259.9               33.0                 40.4                 55.8
   Operate natural gas pipeline                     102.8                7.7                 11.5                 16.7
   Investment bank                                  235.0               (0.4)                11.1                  3.4
   Develop,wholesale software                       127.5                2.3                  2.3                 40.6
   Own,op natural foods stores                      152.6                8.1                 19.2                 47.0
   Mnfr structural metal                            275.2               26.6                 37.9                 49.3
   Merchant banking firm                            127.0              (14.3)                (7.7)               (11.1)
   Oil and gas exploration, prodn                   111.2               11.6                 41.3                 44.8
   Mnfr,pvd specialty packaging                     182.6               31.8                 36.5                 52.6
   Mnfr personal computers                          206.8               29.2                 30.5                 34.8
   Mnfr greeting cards                              158.1                0.0                 (0.9)                 1.8
   Oil,gas exploration and prodn                    102.0               11.1                 11.1                 18.9
   Oil,gas exploration and prodn                    147.7               (6.6)                (6.6)                (0.4)
   Oil and gas exploration,prodn                    275.5               13.0                 15.0                 21.6
   Whl,mnfr paper,constn material                   183.5                8.8                  2.2                  3.4
   Investment company                               145.4              132.0                169.8                176.2
   Oil and gas exploration, prodn                   233.6               22.3                 29.0                 26.7
   Own and operate grocery stores                   213.6               (2.4)                (0.8)                 6.7
   Investment holding company                       273.9               29.1                 30.6                 35.0
   Mnfr,whl computer printers                       169.5               57.5                 56.3                 57.5
   Mnfr label systems                               244.4               67.3                 60.2                 64.9
   Bank holding co                                  171.2               29.8                 31.2                 39.0
   Mnfr printed circuit boards                      219.9                1.5                 (8.6)                40.2
   Investment company                               114.2                7.3                  3.5                 14.3
   Mnfr air purification equip                      116.7               45.7                 63.4                 78.4
   Own,operate,franchise hotels                     133.2               30.3                 33.8                 28.6
   Investment company                               117.3               18.7                 20.0                 22.6
   Pvd fund mgmt & fin adv svcs                     193.3               33.3                 46.9                 71.4
   Bank holding co                                  198.2               14.3                 17.6                 28.7
   Pvd residential care svcs                        170.0               30.4                 29.5                 40.5
   Bank holding company                             182.2                5.7                 16.0                 27.5
   Insurance holding company                        278.1               16.0                 19.1                 24.9
   Wholesale printing paper                         155.9               (6.7)                20.0                 47.4
   Pvd local paging services                        239.3              (10.0)                (0.7)                27.1
   Construct vacation resorts                       178.1               41.6                 39.1                 95.8
   Mnfr sterile processing sys                      139.8                5.8                 15.5                 13.9
   Whl,retail pharmaceuticals                       233.2                2.5                 16.1                 25.8
   Pvd medical services to HMO's                    189.0               10.5                 18.9                 37.0

    DATE      DATE
  EFFECTIVE  ANNOUNCED            TARGET NAME                   TARGET BUSINESS DESCRIPTION              ACQUIROR NAME
  ---------  ---------    ------------------------------       ------------------------------      ------------------------------
   12/29/97   08/14/97    Tuesday Morning Corp                 Own, operate giftware stores        Madison Dearborn Partners
   12/05/97   08/14/97    Uniforce Services Inc                Pvd temporary personnel svcs        Comforce Corp
   03/27/98   08/15/97    Keystone Heritage Group              Bank holding company                Fulton Finl Corp,Lancaster,PA
   04/23/98   08/18/97    CENFED Financial,Pasadena,CA         Bank holding company                Golden State Bancorp Inc,CA
   10/21/97   08/25/97    ACC Consumer Finance Corp            Pvd auto financing services         Household International Inc
   10/03/97   08/25/97    BioWhittaker Inc                     Mnfr,whl medical testing prods      Cambrex Corp
   01/23/98   08/25/97    PerSeptive Biosystems Inc            Mnfr chromatography equipment       Perkin-Elmer Corp
   02/25/98   08/28/97    Value Property Trust                 Real estate investment trust        Wellsford Real Properties Inc
   10/10/97   08/28/97    Versa Technologies Inc               Mnfr rubber components,molds        Applied Power Inc
   02/24/98   09/03/97    Norwich Financial Corp,CT            Savings and loan; holding co        Peoples Bk of Bridgeport,CT
   01/16/98   09/05/97    Technology Modeling Assoc Inc        Dvlp simulation software            Avant! Corp
   12/31/97   09/08/97    Fuqua Enterprises Inc                Manufacture tanned leather          Graham-Field Health Products
   11/28/97   09/10/97    Data Documents Inc                   Manufacture tabulating cards        Corporate Express Inc
   04/01/98   09/11/97    George Mason Bankshares Inc          Bank holding company                United Bankshares Inc,WV
   04/01/98   09/12/97    Coml Bancshares,Parkersburg,WV       Bank holding company                WesBanco Inc,Wheeling,WV
   12/09/97   09/12/97    Unison Software Inc                  Develop network mgmt software       Tivoli Systems Inc(IBM Corp)
   01/16/98   09/12/97    WHG Resorts & Casino Inc             Own,op resorts and casino           Patriot Amer Hosp/Wyndham Intl
   12/16/97   09/18/97    Guaranty National Corp               Insurance company                   Orion Capital Corp
   01/16/98   09/19/97    Sterling Electronics Corp            Whl electronic components           Marshall Industries
   01/06/98   09/24/97    Vectra Banking Corp,Denver,CO        Bank holding company                Zions Bancorp,Utah
   04/30/98   10/02/97    Kapson Senior Quarters Corp          Provide residential care svcs       Prometheus Senior Quarters
   12/19/97   10/06/97    EndoVascular Technologies Inc        Mnfr surgical instruments           Guidant Corp
   12/23/97   10/09/97    Melamine Chemicals Inc               Manufacture melamine crystal        Borden Chemical Inc(Borden)
   01/22/98   10/13/97    Netcom On-Line Communication         Internet service provider           ICG Communications Inc
   12/19/97   10/14/97    Physician Support Systems Inc        Pvd business mgmt services          National Data Corp
   02/12/98   10/16/97    Omni Insurance Group Inc             Insurance company                   Hartford Financial Services
   02/27/98   10/17/97    ATC Group Services Inc               Pvd engineering svcs                Investor Group
   12/29/97   10/17/97    Computational Systems Inc            Manufacture measuring devices       Emerson Electric Co
   02/09/98   10/17/97    Tranzonic Cos                        Mnfr sanitary paper prod            Linsalata Capital Partners II
   04/24/98   10/23/97    Poughkeepsie Financial Corp          Savings bank;bank holding co        Hubco Inc,Mahwah,New Jersey
   12/19/97   10/23/97    Premenos Technology Corp             Develop EDI software                Harbinger Corp
   03/12/98   10/31/97    ILC Technology Inc                   Mnfr high intensity lamps           BEC Group Inc
   04/01/98   11/03/97    Advantage Bancorp,Kenosha,WI         Savings & loan holding company      Marshall & Ilsley,Milwaukee,WI
   05/22/98   11/03/97    CoBancorp Inc                        Commercial bank                     FirstMerit Corp,Akron,OH
   01/09/98   11/03/97    Sequana Therapeutics                 Mnfr diagnostic substances          Arris Pharmaceuticals Corp
   01/12/98   11/04/97    ComputerVision Corp                  Mnfr computers,peripherals          Parametric Technology Corp
   03/25/98   11/13/97    Chartwell Leisure Inc                Own,op hotels and motels            Investor Group
   05/12/98   11/17/97    Century Finl Corp,Rochester,PA       Commercial bank                     Citizens Bancshares Inc,OH
   02/26/98   11/17/97    Granite Financial Inc                Pvd business credit services        Fidelity National Financial
   03/02/98   11/17/97    Visigenic Software Inc               Dvlp database access software       Borland International Inc
   01/20/98   11/21/97    New Jersey Steel(Von Roll)           Mnfr steel reinforcing bars         Co-Steel Inc
   02/03/98   11/24/97    Communications Central Inc           Pvd telecommunications svcs         Davel Communications Group Inc
   02/25/98   11/26/97    Universal Hospital Services          Pvd med equip rental services       Investor Group
   07/13/98   11/28/97    RedFed Bancorp Inc,Redlands,CA       Savings and loan                    Golden State Bancorp Inc,CA
   02/19/98   12/01/97    Raptor Systems Inc                   Develop security mgmt software      AXENT Technologies Inc
   03/31/98   12/11/97    First State Corp,Albany,Ga           Bank holding co; coml bank          Regions Finl,Birmingham,AL
   03/30/98   12/16/97    FFVA Financial Corp,VA               Savings and loans                   One Valley Bancorp Inc,WV
   07/02/98   12/16/97    Franklin Bancorp,Washington,DC       Bank holding company                BB&T Corp,Winston-Salem,NC
   07/01/98   12/16/97    Progressive Bank,Pawling,NY          Savings and loan holding co         Hudson Chartered Bancorp,NY
   01/23/98   12/17/97    Suburban Ostomy Supply Co Inc        Whl medical and hospital equip      InvaCare Corporation
   12/18/97   12/18/97    Central Newspapers Inc               Publish newspapers                  Central Newspapers Inc
   03/30/98   12/19/97    ASR Investments Corp                 Real estate investment trust        United Dominion Realty Tr Inc
   05/01/98   12/19/97    IPC Information Systems Inc          Mnfr telecommunications equip       Cable Systems International
   06/03/98   12/19/97    Eclipse Telecommunications Inc       Pvd radiotelecommunication svc      IXC Communications Inc
   01/27/98   12/19/97    Software Artistry Inc                Develop help-desk software          Tivoli Systems Inc(IBM Corp)
   03/17/98   12/29/97    Heartstream Inc                      Mnfr defibrillators                 Hewlett-Packard Co
   02/09/98   12/29/97    Holmes Protection Group Inc          Provide security systems svcs       Tyco International Ltd
   05/22/98   12/31/97    Red Lion Inns LP                     Own,op hotels                       Boykin Lodging Co
   04/01/98   01/06/98    Schult Homes Corp                    Manufacture mobile homes            Oakwood Homes Corp
   06/30/98   01/12/98    CBT Corp,Paducah,Kentucky            Bank holding co                     Mercantile Bancorp,St Louis,MO



                                                                                                PREMIUM
                                                   VALUE OF       -----------------------------------------------------------
          ACQUIROR SHORT                         TRANSACTION       1 DAY PRIOR TO        1 WEEK PRIOR TO     4 WEEKS PRIOR TO
       BUSINESS DESCRIPTION                        ($ MIL)        ANNOUNCEMENT DATE     ANNOUNCEMENT DATE   ANNOUNCEMENT DATE
   ---------------------------                   -----------      -----------------     -----------------   -----------------
   Investors                                        298.6               22.7                 25.8                 11.1
   Pvd help supply services                         140.7               37.6                 37.6                 52.6
   Bank holding co                                  210.9               43.8                 49.9                 65.1
   Bank holding company                             208.4                1.3                  0.5                  3.5
   Provide financical services                      186.9               35.8                 34.7                 29.6
   Mnfr specialty chemicals                         130.5               17.8                 38.9                 47.7
   Mnfr analytical instruments                      288.1               16.8                 24.9                 50.4
   Real estate investment trust                     186.6               25.0                 20.9                 18.7
   Mnfr tools,equip,consumables                     141.9               36.8                 33.1                 31.3
   Savings bank                                     164.0               (0.5)                15.4                 30.4
   Develop software                                 144.3               29.5                 52.8                 43.2
   Mnfr medical supply,healthcare                   231.0               42.3                 52.8                 78.8
   Retail office supplies                           159.4               10.9                 14.9                 26.1
   Bank holding company                             207.6               12.1                 20.9                 20.9
   Bank holding company                             126.7               47.9                 46.8                 66.8
   Dvlp systems mgmt software                       183.0                9.1                 25.0                 22.4
   Real estate investment trust                     266.0               35.1                 72.3                 78.5
   Insurance company;holding co                     117.2               10.8                 23.9                 27.7
   Whl electronic components                        217.6               16.3                 30.2                 57.0
   Bank holding company                             162.3               19.2                 18.6                 47.3
   Pvd nursing care services                        247.4               (0.9)                 9.4                  1.8
   Mnfr cardiovascular equipment                    187.8               22.1                 22.1                 73.9
   Mnfr formaldehyde,resins                         119.7               70.8                 72.6                 70.8
   Pvd telecommunications svcs                      269.4               49.8                 70.9                 78.5
   Pvd info,transaction svcs                        175.2               (1.0)                (3.7)                 4.8
   Provide insurance services                       184.7               78.9                 75.8                130.9
   Investor group                                   150.0                0.0                 (8.1)                10.3
   Mnfr appliance components                        158.6               45.1                 48.3                 62.5
   Investment firm                                  104.8               (1.5)                (2.9)                 4.5
   Bank holding company                             142.4                1.1                  2.9                 17.1
   Dvle electn commerce software                    234.7               55.2                 49.1                 27.8
   Mnfr,whl eyeglass lenses,frame                   130.8              108.7                107.6                108.7
   Bank holding company                             215.8               11.2                 12.2                 11.2
   Commercial bank                                  157.3               10.6                 30.9                 52.1
   Manufacture synthetic drugs                      169.4               44.0                 47.3                 23.4
   Develop,wholesale software                       250.3               28.3                 69.9                 18.6
   Investor group                                   240.8               11.3                  4.5                 11.3
   Commercial bank                                  137.4               39.8                 41.7                 61.0
   Title insurance company                          132.4               89.8                 89.8                 87.6
   Develop software                                 148.4               92.0                 64.0                 92.0
   Mnfr steel and steel products                    173.5              162.9                170.6                166.7
   Pvd pay telephone commun svcs                    102.4               30.2                 25.4                 12.0
   Investor group                                   133.0               29.2                 29.2                 25.3
   Bank holding company                             159.5                1.8                  1.8                  7.1
   Develop software                                 253.7                5.4                 20.7                 16.5
   Bank holding company                             161.2               18.4                 23.9                 16.9
   Bank holding company                             209.4               22.4                 27.3                 30.0
   Bank holding company                             160.2               21.4                 32.1                 54.8
   National commercial bank                         167.6               14.3                 16.3                 26.8
   Mnfr surgical,medical supplies                   130.8                8.0                 13.3                 13.3
   Publish newspapers                               100.0               (1.1)                 0.6                 (0.3)
   Real estate investment trust                     277.0                4.4                  1.1                  2.6
   Mnfr telecommun equip                            201.7               14.3                 31.3                 14.3
   Pvd long distance tele svcs                      122.2               18.0                 19.9                 14.4
   Dvlp systems mgmt software                       201.9                0.0                 62.0                 57.4
   Mnfr computers, testing equip                    130.6               (6.7)                18.2                 (8.6)
   Mnfr fire protection systems                     117.1               (5.6)                (5.6)               (13.9)
   Real estate investment trust                     276.0               (6.4)                (5.5)                (3.4)
   Mnfr,ret factory-built homes                     101.4                1.1                 10.4                 19.2
   Commercial bank holding co                       275.8                3.3                  1.8                 19.5

    DATE      DATE
  EFFECTIVE  ANNOUNCED            TARGET NAME                   TARGET BUSINESS DESCRIPTION              ACQUIROR NAME
  ---------  ---------    ------------------------------       ------------------------------      ------------------------------
   05/06/98   01/26/98    TransAmerican Waste Industries       Pvd waste management services       USA Waste Services Inc
   03/03/98   01/27/98    State of the Art Inc                 Develop financial software          Sage Group PLC
   02/02/98   02/02/98    Comdisco Inc                         Whl,lease computers                 Investor Group
   06/09/98   02/04/98    TresCom International Inc            Pvd communications svcs             Primus Telecommunications
   06/30/98   02/09/98    PonceBank                            Savings and loan                    Banco Bilbao Vizcaya SA
   04/16/98   02/09/98    Summit Care Corp                     Provide nursing services            Fountain View(Heritage)
   03/11/98   02/10/98    Liberty Corp                         Life ins co;own,op TV stn           Liberty Corp
   06/10/98   02/11/98    MTL Inc                              Pvd tank truck carrier svcs         Sombrero Acquisition Corp
   06/02/98   02/19/98    California State Bank                Bank holding company                First Security Corp,Utah
   04/21/98   02/19/98    Mastering Inc                        Provied computer training svcs      PLATINUM Technology Inc
   05/04/98   02/24/98    Somatogen Inc                        Dvlp human blood substitutes        Baxter International Inc
   04/30/98   03/02/98    First Alert Inc                      Mnfr fire and burglar alarms        Sunbeam Corp
   07/02/98   03/13/98    Beverly Bancorp,Tinley Park,IL       Bank holding company                St. Paul Bancorp,Chicago,IL
   07/10/98   03/16/98    International Murex Tech Corp        Mnfr in-vitro test systems          Abbott Laboratories
   05/28/98   03/16/98    Logic Works Inc                      Develop client/server software      PLATINUM Technology Inc
   05/27/98   03/17/98    ForeFront Group Inc                  Develop software                    CBT Group PLC
   04/01/98   03/19/98    Lawter International Inc             Mnfr printing ink and resins        Lawter International Inc
   03/23/98   03/23/98    BET Holdings Inc                     Own and operate TV stations         Investor Group
   06/24/98   03/24/98    Walsh International Inc              Provide programming svcs            Cognizant Corp
   06/29/98   03/31/98    IBAH Inc                             Mnfr pharmaceutical products        Omnicare Inc
   04/04/98   04/04/98    America Online Inc                   Internet Service Provider           Goldman Sachs & Co
   07/10/98   04/06/98    MoneyGram Payment Systems Inc        Pvd money wire transfer svcs        Viad Corp
   05/19/98   04/08/98    Blessings Corp                       Mnfr plastic film products          Huntsman Packaging Corp
   05/15/98   04/09/98    Dart Group Corp                      Own,operate auto part stores        Richfood Holdings Inc
   06/15/98   05/08/98    Authentic Specialty Foods Inc        Whl,mnfr Mexican foods              Agrobios(Desc SA de CV)
   07/02/98   05/18/98    Graco Inc                            Mnfr fluid handling equipment       Graco Inc
   07/07/98   05/28/98    Donnelley Enterprise Solutions       Pvd info management services        Bowne & Co Inc
   05/30/98   05/30/98    Panavision Inc                       Mnfr camera systems                 Mafco Holdings Inc
   06/19/98   06/19/98    Tremont Corp                         Mnfr drilling lubricants            Valhi Inc
   07/01/98   07/01/98    Sotheby's Holdings Inc               Provide auctioning, RE svcs         Investor Group
   12/23/98   07/06/98    Peoples Telephone Co Inc             Own,op public pay telephones        Davel Communications Group Inc
   10/28/98   07/09/98    Eltron International Inc             Mnfr computer printers              Zebra Technologies Corp
   09/02/98   07/17/98    DeCrane Aircraft Holdings Inc        Mnfr avionics components            DLJ Merchant Banking Inc
   10/30/98   07/23/98    IMNET Systems Inc                    Develop imaging software            HBO & Co
   10/08/98   07/23/98    Innova Corp                          Mnfr millimeter wave radios         Digital Microwave Corp
   09/10/98   07/28/98    CyberMedia Inc                       Dvlp,whl support software prod      Network Associates Inc
   10/16/98   08/03/98    Continental Natural Gas Inc          Gas utility                         CMS Energy Corp
   11/17/98   08/03/98    Freeport-McMoRan Sulphur Inc         Sulphur mining company              McMoRan Oil & Gas Co
   09/21/98   08/10/98    Molecular Dynamics Inc               Mnfr,whl laboratory equipment       Amersham Pharmacia Biotech Ltd
   08/18/98   08/18/98    Saville Systems PLC                  Pvd billing svcs                    Investors
   12/01/98   09/02/98    Altron Inc                           Mnfr,mkt circuit board prods        Sanmina Corp
   12/10/98   09/02/98    Home Choice Holdings Inc             Pvd equip rental svcs               Rent-Way Inc
   12/18/98   09/09/98    Integrated Systems Consulting        Provide consulting services         First Consulting Group Inc
   09/14/98   09/14/98    Icon CMT Corp                        Pvd Internet svcs,products          Qwest Commun Int Inc
   12/17/98   09/23/98    J&L Specialty Steel Inc              Mnfr steel,steel products           Usinor SA
   10/07/98   09/29/98    Newmont Gold Co                      Gold mining                         Newmont Mining Corp
   11/24/98   10/08/98    Mecklermedia Corp                    Publishing company                  Penton Media Inc
   12/15/98   10/16/98    BRC Holdings Inc                     Develop health care software        Affiliated Computer Services
   12/14/98   10/27/98    Citizens Corp(Hanover Ins Co)        Auto,workers comp insurance co      Allmerica Financial Corp
   12/10/98   11/02/98    AquaPenn Spring Water Co Inc         Produce,whl spring water            Danone Group
   12/22/98   11/09/98    Global Motorsport Group Inc          Wholesale motorcycle parts          Stonington Partners Inc
   12/22/98   11/10/98    Intensiva Healthcare Corp            Pvd acute,long-term care svcs       Select Medical Corp
   12/16/98   11/10/98    Steel of West Virginia Inc           Manufacture steel products          Roanoke Electric Steel
   12/14/98   12/14/98    Qwest Commun Int Inc                 Pvd telephone commun svcs           Microsoft Corp



                                                                                                PREMIUM
                                                   VALUE OF       -----------------------------------------------------------
          ACQUIROR SHORT                         TRANSACTION       1 DAY PRIOR TO        1 WEEK PRIOR TO     4 WEEKS PRIOR TO
       BUSINESS DESCRIPTION                        ($ MIL)        ANNOUNCEMENT DATE     ANNOUNCEMENT DATE   ANNOUNCEMENT DATE
   ---------------------------                   -----------      -----------------     -----------------   -----------------
   Pvd waste disposal services                      142.3               51.4                 36.6                 78.6
   Dvlp,whl accounting software                     245.2               33.3                 35.4                 35.4
   Investor group                                   109.0                0.0                  6.6                  3.8
   Pvd telecommunications svcs                      134.7               25.2                 30.9                 51.5
   Bank;insurance;holding co                        164.5               12.6                 14.1                 25.8
   Own,op healthcare facilities                     275.1               14.3                 31.3                 37.7
   Life ins co;own,op TV stn                        124.8               11.2                 15.2                 11.5
   Investment company                               250.1               37.9                 38.5                 56.1
   Bank holding co                                  276.9               11.4                 14.0                 18.8
   Develop integrated software                      198.7               31.6                 25.0                 33.3
   Mnfr health care products                        232.9               35.8                 39.8                 92.0
   Mnfr,whl household appliances                    129.2               68.0                 90.9                110.0
   Bank holding company                             161.8               16.5                 17.4                 19.6
   Mnfr pharmaceuticals,med equip                   232.7               21.6                 38.2                 50.7
   Develop integrated software                      212.9               13.0                 36.2                 57.1
   Dev educational sofatware                        147.5               17.3                 29.4                 48.5
   Mnfr printing ink and resins                     130.8                0.0                  1.7                 (2.7)
   Investor group                                   121.7                0.0                  0.3                 10.2
   Pvd information services                         176.8                0.0                 36.8                 53.3
   Whl,retail pharmaceuticals                       154.3               12.2                 61.4                 58.6
   Investment bank                                  111.4               66.1                 79.3                  1.9
   Provide food catering services                   293.6               11.5                 15.7                 42.4
   Prod printed,laminated films                     269.7               18.7                 18.3                 34.9
   Wholesale groceries                              193.3               14.3                 11.9                 19.4
   Mnfr,whl foods products                          141.9                6.3                 13.3                 37.4
   Mnfr fluid handling equipment                    190.9               (6.5)                (3.2)                (9.1)
   Pvd printing svcs                                105.2               60.8                 61.5                 83.6
   Mnfr toilet preparations                         154.4                1.2                  1.4                  1.7
   Mnfr chemicals and pigments                      165.1                6.0                  5.2                  0.2
   Investor group                                   118.6                0.6                 (1.1)                 1.1
   Pvd pay telephone commun svcs                    114.5               87.5                 80.3                118.0
   Mnfr bar code printing sys                       287.7               25.8                 34.6                 57.4
   Merchant banking firm                            181.5               30.5                 28.7                 33.8
   Dvlp healthcare software                         261.5               55.6                 59.3                 62.5
   Mnfr telecommunications prod                     115.7               16.2                 36.5                 30.0
   Develop network software                         130.1               25.6                 38.2                117.1
   Electric and gas utility                         154.2                8.8                 35.6                 46.8
   Oil and gas exploration, prodn                   124.2               14.9                  6.4                  4.2
   Mnfr,whl biotechnology prods                     222.2               36.7                 47.7                100.0
   Investors                                        212.9              132.2                106.5                 56.0
   Mnfr printed circuit boards                      195.3               16.6                  6.5                  7.7
   Pvd equipment rental services                    294.4                7.2                  4.1                  7.7
   Pvd mgmt consulting services                     209.1              125.6                119.6                 90.2
   Pvd telephone commun svcs                        202.9               65.5                 60.0                 (4.0)
   Manufacture,wholesale steel                      115.0              100.0                112.5                 37.8
   Gold,coal mining; oil,gas expl                   264.8               (5.2)                20.8                 62.4
   Publish bus,trade magazines                      273.7               43.7                 52.6                 39.8
   Pvd data processing services                     165.4               17.1                 16.9                 15.2
   Pvd insurance services                           212.4               20.6                 17.2                 20.9
   Produce,whl milk,cookies,jams                    110.3               34.2                100.0                160.0
   Investment firm                                  109.0               13.5                 33.8                 31.1
   Own,op acute hospitals                           115.2               54.0                 60.4                 92.5
   Mnfr steel bar products                          116.8               75.5                100.0                 79.2
   Dvlp,whl computer software                       200.0                3.7                  3.7                  5.3

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
-------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                             AVERAGE PREMIUM      AVERAGE PREMIUM    AVERAGE PREMIUM    IMPLIED        IMPLIED
                                              1 DAY PRIOR TO      1 WEEK PRIOR TO    4 WEEKS PRIOR TO    EQUITY      EQUITY VALUE
                                          ANNOUNCEMENT DATE [1]  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE    VALUE       PER SHARE [2]
                                          ---------------------  -----------------  -----------------    -----       ------------
Goldcap Stock Price 1 Day
Prior to Announcement Date:     $10.19          26.4%                                                   $130,236        $12.88


Goldcap Stock Price 1 Week
Prior to Announcement Date:     $10.31                            32.7%                                  138,407         13.69


Goldcap Stock Price 4 Weeks
Prior to Announcement Date:     $11.13                                                   39.6%           157,020         15.53

                                                                   -----------------------------------------------------------
                                                                   AVERAGE                              $141,888        $14.03
                                                                   -----------------------------------------------------------


                                                                   -----------------------------------------------------------
                                                                   MEDIAN                               $138,407        $13.69
                                                                   -----------------------------------------------------------


--------------------------------------------------
[1] Assumes announcement on December 29, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                  PROJECTED CASH FLOWS - CONSOLIDATED COMPANY
                             (Dollars in Thousands)
-------------------------------------------------------------------------------

                                                 Dec.        Dec.        Dec.       Dec.         Dec.         Dec.     Terminal
Projections Used In Valuation:                   1998        1999  (1)   2000  (1)  2001   (1)   2002   (1)   2003 (2)  Value
------------------------------                   ----        ----        ----       ----         ----         ----      -----
Revenues:
       Benefits Company                       $ 148,231   $ 153,750   $ 161,438   $ 171,124   $ 183,102   $ 195,920    $195,920
       DHMI                                      25,204      27,818      30,703      33,887      37,402      41,281      41,281
                                              ---------    --------   ---------   ---------   ---------   ---------    --------
Total Revenues                                  173,435     181,568     192,141     205,011     220,504     237,201     237,201

Expenses:
       Dental Care Providers' Fees
         and Claim Costs                         79,413      81,488      85,562      90,696      97,044     103,837     103,837
       Commissions                               13,235      14,453      15,337      16,257      17,395      18,612      18,612
       Premium Taxes                                908         942         989       1,048       1,122       1,200       1,200
       General and Administrative                30,539      31,149      31,772      32,726      33,707      34,719      34,719
       DHMI Operating Expenses                   23,094      24,031      26,523      29,274      32,310      35,661      35,661
       Depreciation (2)                           1,951       1,814       2,155       2,581       2,676       2,787       2,787
       Goodwill Amortization                      2,530       2,568       2,568       2,568       2,568       2,568       2,568
                                              ---------    --------   ---------   ---------   ---------   ---------    --------
Total Expenses                                  151,670     156,445     164,906     175,150     186,822     199,384     199,384
       Operating Expenses                          87.5%       86.2%       85.8%       85.4%       84.7%       84.1%       84.1%

Operating Income (EBIT)                          21,765      25,123      27,235      29,861      33,682      37,817      37,817
Inc. Taxes                                        9,285      10,632      11,520      12,631      14,247      16,000      16,000
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
After Tax Operating Income                    $  12,480    $ 14,491   $  15,715   $  17,230   $  19,435   $  21,817    $ 21,817
       Operating Margin                             8.4%        9.4%        9.7%       10.1%       10.6%       11.1%       11.1%

CASH SOURCES
       After Tax Operating Income             $  12,480    $ 14,491   $  15,715   $  17,230   $  19,435   $  21,817    $ 21,817
       Depreciation and Amortization              4,481       4,382       4,723       5,149       5,244       5,355       5,355
       Other Cash Sources                          (240)        287         399         502         622         665         665
                                              ---------    --------   ---------   ---------   ---------   ---------   ---------
TOTAL SOURCES                                 $  16,721    $ 19,160   $  20,837   $  22,881   $  25,301   $  27,837    $ 27,837
                                              =========    ========   =========   =========   =========   =========   =========
CASH USES
Capital Expenditures                          $   2,000    $  2,500   $   3,000   $   3,000   $   3,000   $   3,000    $  3,000

       Increase in Current Assets
         Except Cash                               (360)        350         674         921       1,367       1,474       1,474
       Increase in Current Liabilities
         Except Debt                               (599)        918       1,293       1,634       2,044       2,191       2,191

Increase/(Decrease) in Net Working Capital          239        (568)       (619)       (713)       (677)       (717)       (717)
Other Cash Uses                                    (263)        302         454         585         766         822         822
                                              ---------    --------   ---------   ---------   ---------   ---------    --------
TOTAL USES                                    $   1,976    $  2,234   $   2,835   $   2,872   $   3,089   $   3,105    $  3,105
                                              =========    ========   =========   =========   =========   =========    ========
-------------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                             $ 16,926   $  18,002   $  20,009   $  22,212   $  24,732    $ 24,732
-------------------------------------------------------------------------------------------------------------------------------

                                              ---------------------------------------------------------------------------------
                                                       Discount Rate (WACC)        Present Value of Cash Flows
                                              ---------------------------------------------------------------------------------
                                                              11.00%                        $73,798
                                                              12.00%                        $71,854
                                                              13.00%                        $69,990
                                                              14.00%                        $68,200
                                                              15.00%                        $66,482
                                                              16.00%                        $64,831
                                              ---------------------------------------------------------------------------------

(1) Projections provided by the Company as of October 13, 1998.
(2) Depreciation excludes transaction cost amortization.

The Robinson-Humphrey Company, LLC

                                 PROJECT GOLDCAP
          EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)


                                    SUMMARY:

WACC :                                                         13.00%
Multiple:                                                        8.00
EBIT Terminal Value:                                         $ 37,817

Present Value of Cash Flows:                                 $ 69,990
Present Value of Terminal Value:                             $164,204
                                                             --------
Total Value:                                                 $234,194
                                                             ========

Plus: Cash  (1)                                              $  9,980
Less: Debt  (1)                                              $ 78,857
                                                             --------

Equity Value                                                 $165,317
                                                             ========
Equity Value per share                                       $  16.35


(1) As of September 30, 1998. Includes present value of remaining DentLease funding obligation and preferred stock purchase obligation.



Weighted Average Cost of Capital (WACC)               11.00%       12.00%        13.00%        14.00%        15.00%       16.00%
-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                        $ 73,798      $ 71,854      $ 69,990      $ 68,200      $ 66,482      $ 64,831

-----------------------------------------------------------------------------------------------------------------------------------


Present Value of Terminal Value:
                                             6.0x   $134,655      $128,750      $123,153      $117,846      $112,810      $108,031
                                             7.0    $157,098      $150,209      $143,679      $137,487      $131,612      $126,036
Multiple                                     8.0    $179,540      $171,667      $164,204      $157,128      $150,414      $144,041
                                             9.0    $201,983      $193,125      $184,730      $176,769      $169,216      $162,046
                                            10.0    $224,425      $214,584      $205,256      $196,410      $188,017      $180,052
                                            11.0    $246,868      $236,042      $225,781      $216,051      $206,819      $198,057
                                            12.0    $269,311      $257,501      $246,307      $235,692      $225,621      $216,062
-----------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                             6.0x   $208,453      $200,605      $193,143      $186,046      $179,292      $172,862
                                             7.0    $230,896      $222,063      $213,669      $205,687      $198,094      $190,867
Multiple                                     8.0    $253,338      $243,521      $234,194      $225,328      $216,896      $208,872
                                             9.0    $275,781      $264,980      $254,720      $244,969      $235,697      $226,877
                                            10.0    $298,223      $286,438      $275,245      $264,610      $254,499      $244,882
                                            11.0    $320,666      $307,897      $295,771      $284,251      $273,301      $262,887
                                            12.0    $343,108      $329,355      $316,296      $303,892      $292,102      $280,893
-----------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                             6.0x   $139,576      $131,728      $124,266      $117,169      $110,415      $103,985
                                             7.0    $162,019      $153,186      $144,792      $136,810      $129,217      $121,990
Multiple                                     8.0    $184,461      $174,644      $165,317      $156,451      $148,019      $139,995
                                             9.0    $206,904      $196,103      $185,843      $176,092      $166,820      $158,000
                                            10.0    $229,346      $217,561      $206,368      $195,733      $185,622      $176,005
                                            11.0    $251,789      $239,020      $226,894      $215,374      $204,424      $194,010
                                            12.0    $274,231      $260,478      $247,419      $235,015      $223,225      $212,016
-----------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                             6.0x   $  13.80      $  13.03      $  12.29      $  11.59      $  10.92      $  10.28
                                             7.0    $  16.02      $  15.15      $  14.32      $  13.53      $  12.78      $  12.06
Multiple                                     8.0    $  18.24      $  17.27      $  16.35      $  15.47      $  14.64      $  13.84
                                             9.0    $  20.46      $  19.39      $  18.38      $  17.41      $  16.50      $  15.62
                                            10.0    $  22.68      $  21.51      $  20.41      $  19.36      $  18.36      $  19.18
                                            11.0    $  24.90      $  23.64      $  22.44      $  21.30      $  20.21      $  19.18
                                            12.0    $  27.12      $  25.76      $  24.47      $  23.24      $  22.07      $  20.97
-----------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Calendar 1998 EBIT Multiple:
                                             6.0x        8.3x          8.0x          7.7x          7.4x          7.1x          6.9x
                                             7.0         9.2           8.8           8.5           8.2           7.9           7.6
Multiple                                     8.0        10.1           9.7           9.3           9.0           8.6           8.3
                                             9.0        11.1          10.5          10.1           9.8           9.4           9.0
                                            10.0        11.9          11.4          11.0          10.5          10.1           9.7
                                            11.0        12.8          12.3          11.8          11.3          10.9          10.5
                                            12.0        13.7          13.1          12.6          12.1          11.6          11.2
-----------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                          EBITDA MULTIPLE METHODOLOGY
                             (DOLLARS IN THOUSANDS)

                       SUMMARY:

WACC:                               13.00%
Multiple:                             6.5
EBITDA Terminal Value:            $43,172


Present Value of Cash Flows:      $ 69,990
Present Value of Terminal Value:  $152,308
                                  --------
Total Value:                      $222,298
                                  ========

Plus: Cash (1)                    $  9,980
Less: Debt (1)                    $ 78,857
                                  --------


Equity Value:                     $153,421
Equity Value per Share            $  15.17
                                  ========


(1) As of September 30, 1998. Includes present value of remaining DentLease funding obligation and preferred stock purchase obligation.

 ---------------------------------------------------------------------------------------------------------------------------
 Weighted Average Cost of Capital (WACC)    11.00%            12.00%     13.00%       14.00%      15.00%           16.00%
 ---------------------------------------------------------------------------------------------------------------------------

 Present Value of Cash Flows:              $73,798          $71,854     $69,990     $68,200     $66,482          $64,831

 ---------------------------------------------------------------------------------------------------------------------------

 Present Value of Terminal Value:
                             5.0 x        $128,102         $122,485    $117,160    $112,111    $107,321         $102,774
                             5.5          $140,913         $134,733    $128,876    $123,322    $118,053         $113,051
                             6.0          $153,723         $146,982    $140,592    $134,533    $128,785         $123,329
 Multiple                    6.5          $166,533         $159,230    $152,308    $145,744    $139,517         $133,606
                             7.0          $179,343         $171,479    $164,024    $156,955    $150,249         $143,883
                             7.5          $192,154         $183,727    $175,740    $168,166    $160,981         $154,161
                             8.0          $204,964         $195,976    $187,456    $179,377    $171,713         $164,438
                             8.5          $217,774         $208,224    $199,172    $190,589    $182,445         $174,715
                             9.0          $230,584         $220,473    $210,888    $201,800    $193,177         $184,993
 --------------------------------------------------------------------------------------------------------------------------


 Total Value:
                             5.0 x        $201,900         $194,339    $187,150    $180,311    $173,802         $167,604
                             5.5          $214,710         $206,588    $198,866    $191,522    $184,435         $177,882
                             6.0          $227,521         $218,836    $210,582    $202,733    $195,266         $188,159
                             6.5          $240,331         $231,085    $222,298    $213,944    $205,998         $198,436
 Multiple                    7.0          $253,141         $243,333    $234,014    $225,155    $216,730         $208,714
                             7.5          $265,951         $255,581    $245,730    $236,367    $227,463         $218,991
                             8.0          $278,762         $267,830    $257,446    $247,578    $238,195         $229,269
                             8.5          $291,572         $280,078    $269,162    $258,789    $248,927         $239,546
                             9.0          $304,382         $292,327    $280,878    $270,000    $259,659         $249,823
 --------------------------------------------------------------------------------------------------------------------------

 Equity Value:
                             5.0 x        $133,023         $125,462    $118,273    $111,434    $104,925          $98,727
                             5.5          $145,833         $137,711    $129,989    $122,645    $115,657         $109,005
                             6.0          $158,644         $149,959    $141,705    $133,856    $126,389         $119,282
                             6.5          $171,454         $162,208    $153,421    $145,067    $137,121         $129,559
 Multiple                    7.0          $184,264         $174,456    $165,137    $156,278    $147,853         $139,837
                             7.5          $197,074         $186,704    $176,853    $167,490    $158,586         $150,114
                             8.0          $209,885         $198,953    $188,569    $178,701    $169,318         $160,392
                             8.5          $222,695         $211,201    $200,285    $189,912    $180,050         $170,669
                             9.0          $235,505         $223,450    $212,001    $201,123    $190,782         $180,946
 --------------------------------------------------------------------------------------------------------------------------

 Equity Value:
                             5.0 x          $13.15           $12.41      $11.70      $11.02      $10.38            $9.76
                             5.5            $14.42           $13.62      $12.85      $12.13      $11.44           $10.78
                             6.0            $15.69           $14.83      $14.01      $13.24      $12.50           $11.80
                             6.5            $16.95           $16.04      $15.17      $14.35      $13.56           $12.81
 Multiple                    7.0            $18.22           $17.25      $16.33      $15.45      $14.62           $13.83
                             7.5            $19.49           $18.46      $17.49      $16.56      $15.68           $14.84
                             8.0            $20.75           $19.67      $18.65      $17.67      $16.74           $15.86
                             8.5            $22.02           $20.88      $19.81      $18.78      $17.80           $16.88
                             9.0            $23.29           $22.10      $20.96      $19.89      $18.87           $17.89
 --------------------------------------------------------------------------------------------------------------------------

 Implied Total Value / Calendar 1998 EBITDA Multiple:
                             5.0 x             6.8 x            6.6 x       6.3 X       6.1 x       5.9 x            5.7 x
                             5.5               7.3              7.0         6.7         6.5         6.3              6.0
                             6.0               7.7              7.4         7.1         6.9         6.6              6.4
                             6.5               8.1              7.8         7.5         7.3         7.0              6.7
 Multiple                    7.0               8.6              8.2         7.9         7.6         7.3              7.1
                             7.5               9.0              8.7         8.3         8.0         7.7              7.4
                             8.0               9.4              9.1         8.7         8.4         8.1              7.8
                             8.5               9.9              9.5         9.1         8.8         8.4              8.1
                             9.0              10.3              9.9         9.5         9.2         8.8              8.5
 =========================================================================================================================

The Robinson-Humphrey Company, LLC

                                PROJECT GOLDCAP
                           BALANCE SHEET ASSUMPTIONS
                             (DOLLARS IN THOUSANDS)



----------------------------------------------------------------------------------------------------------------------------------
                                                                DEC.       DEC.    DEC.       DEC.      DEC.      DEC.      DEC.
BALANCE SHEET DATA (1)                                          1997       1998    1999       2000      2001      2002      2003
                                                                ----       ----    ----       ----      ----      ----      ----
Current Assets Less Cash and Equivalents
        Premiums Receivable                                   $ 6,192  $  6,334  $ 6,430    $  6,678  $  7,035  $  7,619  $  8,253
        Patient Accounts Receivable                             1,668     1,631    1,691       1,776     1,882     2,014     2,155
        Income Taxes Receivable                                   175       222      231         242       257       275       294
        Deferred Income Taxes                                   5,027     4,966    5,151       5,408     5,733     6,134     6,563
        Other Current Assets                                    2,921     2,470    2,470       2,543     2,661     2,893     3,144
                                                              -------   -------  -------     -------   -------   -------   -------
                                                               15,983    15,623   15,973      16,647    17,568    18,935    20,409

Current Liabilities Less Current Debt
        Unearned Revenue                                      $ 9,538  $  8,894  $ 9,225    $  9,686  $ 10,267  $ 10,986  $ 11,755
        Accounts Payable                                       12,016    11,858   12,300      12,915    13,690    14,648    15,674
        Accrued Interest Payable                                  109        74       77          81        86        92        98
        Dental Claims Reserves                                  1,502     1,482    1,538       1,614     1,711     1,831     1,959
        Other Current Liabilities                               2,407     2,665    2,751       2,888     3,064     3,305     3,567
                                                              -------   -------  -------     -------   -------   -------   -------
                                                               25,572    24,973   25,891      27,184    28,818    30,862    33,053

Working Capital Less Cash and Equivalents                     $(9,589) $ (9,350) $(9,918)   $(10,537) $(11,250) $(11,927) $(12,644)
  and Current Debt

           -----------------------------------------------------------------------------------------------------------------------
           CHANGE IN NET WORKING CAPITAL                               $    239  $  (568)   $   (619) $   (713) $   (677) $   (717)
           -----------------------------------------------------------------------------------------------------------------------

Restricted Funds                                              $ 2,321  $  2,223  $ 2,306    $  2,422  $  2,567  $  2,747  $  2,939
Reinsurance Receivable                                          5,417     5,559    5,766       6,054     6,417     6,866     7,347
Other Assets                                                    1,792     1,475    1,487       1,537     1,614     1,751     1,900
Aggregate Reserves for Life Policies                            5,331     5,188    5,381       5,650     5,989     6,409     6,857
Deferred Tax Liability                                          1,887     1,838    1,907       2,002     2,122     2,270     2,429
Other Liabilities                                                 715       667      692         727       770       824       882

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
        Premiums Receivable                                      3.90%     3.65%    3.54%       3.48%     3.43%     3.46%     3.46%
        Patient Accounts Receivable - % of Benefits Revenues     1 10%     1.10%    1.10%       1.10%     1.10%     1.10%     1.10%
        Income Taxes Receivable - % of Benefits Revenues         0.12%     0.15%    0.15%       0.15%     0.15%     0.15%     0.15%
        Deferred Income Taxes - % of Benefits Revenues           3.32%     3.35%    3.35%       3.35%     3.35%     3.35%     3.35%
        Other Current Assets                                     1.84%     1.42%    1.36%       1.32%     1.30%     1.31%     1.31%

Current Liabilities Less Current Debt
        Unearned Revenue - % of Benefits Revenues                6.29%     6.00%    6.00%       6.00%     6.00%     6.00%     6.00%
        Accounts Payable - % of Benefits Revenues                7.93%     8.00%    8.00%       8.00%     8.00%     8.00%     8.00%
        Accrued Interest Payable - % of Benefits Revenues        0.07%     0.05%    0.05%       0.05%     0.05%     0.05%     0.05%
        Dental Claims Reserves - % of Benefits Revenues          0.99%     1.00%    1.00%       1.00%     1.00%     1.00%     1.00%
        Other Current Liabilities                                1.52%     1.54%    1.52%       1.50%     1.49%     1.50%     1.50%

Restricted Funds - % of Benefits Revenues                        1.53%     1.50%    1.50%       1.50%     1.50%     1.50%     1.50%
Reinsurance Receivable - % of Benefits Revenues                  3.57%     3.75%    3.75%       3.75%     3.75%     3.75%     3.75%
Other Assets                                                     1.12%     0.85%    0.82%       0.80%     0.79%     0.79%     0.79%
Aggregate Reserves for Life Policies - % of Benefits Revenues    3.52%     3.50%    3.50%       3.50%     3.50%     3.50%     3.50%
Deferred Tax Liability - % of Benefits Revenues                  1.24%     1.24%    1.24%       1.24%     1.24%     1.24%     1.24%
Other Liabilities - % of Benefits Revenues                        047%     0.45%    0.45%       0.45%     0.45%     0.45%     0.45%

(1) Projections provided by the Company as of October 13, 1998

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
           ASSUMING $152.388 MILLION ($15.00 PER SHARE) PURCHASE PRICE
                            FOR 100.0% OF THE EQUITY
                                BENEFITS COMPANY


                                TABLE OF CONTENTS
-----------------------------------------------------------------------------

               EXHIBIT                                                  PAGE
---------------------------------------                               -------
 Sources and Uses of Funds                                                1

 Forecasting Assumptions                                                  2

 Income Statement                                                         3

 Cash Flow Statement                                                      4

 Balance Sheet                                                            5

 Balance Sheet - Adjustments                                              6

 Coverage Ratios and Financial Analysis                                   7

 Return Analysis at 7.00x EBITDA                                          8

 Return Analysis at 8.00x EBITDA                                          9

 Return Analysis at 9.00x EBITDA                                         10

 Return Analysis Including Dental Practice Management at 7.00x EBITDA    11

 Return Analysis Including Dental Practice Management at 8.00x EBITDA    12

 Return Analysis Including Dental Practice Management at 9.00x EBITDA    13

The Robinson-Humphrey Company                                             Page 1




                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
        ASSUMING $152.388 MILLION ($15.00 PER SHARE) PURCHASE PRICE FOR
                              100.0% OF THE EQUITY
                             (DOLLARS IN THOUSANDS)


                -------------------------------------------------------------------------------------
                                                SOURCES & USES OF FUNDS
                -------------------------------------------------------------------------------------
                SOURCES OF ACQUISITION FUNDS:                      APPLICATIONS OF ACQUISITION FUNDS:
                -----------------------------                      ----------------------------------
                Cash From Balance Sheet              $0.0   0.0%  Cash to Purchase 100.0%
                Revolving Facility                2,197.0   1.0%   of Equity                $152,388.0
                Senior Term Loan                 50,000.0  23.2%  Paydown of Existing Debt    52,854.0
                Subordinated Debt                70,000.0  32.4%  Cash Fees and Expenses      10,585.0
                Redeemable Preferred Stock       88,547.9  41.0%                            ----------
                Common Stock                      4,660.4   2.2%
                Management Investment               421.7   0.2%
                                                    -----

                TOTAL SOURCES                  $215,827.0         TOTAL APPLICATIONS        $215,827.0
                                               ==========                                   ==========



                                                                               Projected Years Ending December 31,
                                                           -----------------------------------------------------------------------
                                                               1999           2000         2001          2002            2003
----------------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT ITEMS:
----------------------
Net Sales                                                $ 153,750.0    $  161,438.0   $ 171,124.0     $183,102.0      $ 195,920.0

EBIT                                                        20,130.5        21,869.0      24,084.0       27,450.0         31,084.0
   % of Net Sales                                              13.09%          13.55%        14.07%         14.99%           15.87%

Pretax Income                                                9,089.7        11,470.5       15,260.3      19,806.2         24,861.0
   % of Net Sales                                                5.9%            7.1%           8.9%         10.8%            12.7%
                                                         --------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                               $  (4,249.9)   $   (3,730.8)   $  (2,468.8)   $   (858.2)     $     945.6
   % OF NET SALES                                              (2.76)%         (2.31)%        (1.44)%       -0.47%            0.48%
----------------------------------------------------------------------------------------------------------------------------------


CASH FLOW ITEMS:
---------------

Cash Flow From Operations                                $   1,558.9    $    2,487.6    $   4,287.1    $  5,980.8      $   7,898.8

Cash Flow From Investing                                    (1,890.1)       (2,346.2)      (2,193.3)     (2,313.5)        (2,304.2)

Cash Flow From Financing                                     5,754.8         4,640.3        3,614.3       2,685.7          1,864.3
                                                         -------------------------------------------------------------------------

Cash Flow (Deficit) Available to Decrease (Increase)
     Revolver or Increase Cash                           $   5,423.6    $    4,781.6    $   5,708.1    $  6,353.0      $   7,459.0
                                                         =========================================================================

                                            Pro Forma
BALANCE SHEET ITEMS:                          1998
-------------------                          -----

Cash and Equivalents                      $  13,000.0    $  16,226.7    $   21,008.3    $  26,716.4    $ 33,069.4      $  40,528.3

Revolving Facility                            2,197.0            0.0             0.0            0.0           0.0              0.0
Senior Term Loan                             50,000.0       46,900.0        41,800.0       34,700.0      25,600.0         14,500.0
Subordinated Debt                            70,000.0       70,000.0        70,000.0       70,000.0      70,000.0         70,000.0
Preferred Stock                              88,547.9       97,402.7       107,143.0      117,857.3     129,643.0        142,607.3
                                          ----------------------------------------------------------------------------------------
     Total Debt and Preferred Stock         210,744.9      214,302.7       218,943.0      222,557.3     225,243.0         27,107.3

Total Stockholders' Equity                 (121,064.9)    (125,314.8)     (129,045.6)    (131,514.4)    (132,372.5)     (131,427.0)
                                          ----------------------------------------------------------------------------------------
Total Invested Capital                    $  89,680.0    $  88,987.9    $   89,897.4    $  91,042.9    $  92,870.5     $  95,680.3
                                          ========================================================================================


The Robinson-Humphrey Company                                            Page 2

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

FORECASTING ASSUMPTIONS

                                                                                     Projected Years Ending December 31,
                                                                     Proj.    --------------------------------------------------
INCOME STATEMENT                                                     1998        1999       2000      2001     2002       2003
---------------------------------------------------------------------------------------------------------------------------------
Revenue Growth
     Subscriber Premiums                                               3.37%      3.72%      5.00%     8.00%     6.00%      6.00%
     Dental Health Management                                            NM         NM         NM        NM        NM         NM
     Other Revenue                                                  -100.00%        NM         NM        NM        NM         NM
                                                                  -------------------------------- -------------------------------
        Total Revenue Growth                                          -6.61%      3.72%      5.00%     6.00%     7.00%      7.00%

Provider Fees and Claim Costs as a % of Subscriber Premiums           53.57%     53.00%     53.00%    53.00%    53.00%     53.00%
Commissions as a % of Subscriber Premiums                              8.93%      9.40%      9.50%     9.50%     9.50%      9.50%
Premium Taxes as a % of Subscriber Premiums                            0.61%      0.61%      0.61%     0.61%     0.61%      0.61%
Benefits Co. G&A Expense as a % of Subscriber Premiums                20.60%     20.26%     19.68%    19.12%    18.41%     17.72%
DHMI G&A Expense as a % of DHMI Revenues                                 NA       0.00%      0.00%     0.00%     0.00%      0.00%

        EBITDA Margin                                                 16.28%     16.73%     17.21%    17.76%    18.48%     19.17%

Depreciation                                                      $ 1,747.0   $1,622.0   $1,943.0  $2,347.0  $2,418.0   $2,502.0
Depreciation as a % of Net Sales                                       1.18%      1.05%      1.20%     1.37%     1.32%      1.28%

Existing Amortization                                             $ 1,849.0   $1,849.0   $1,849.0  $1,849.0  $1,849.0   $1,849.0
Existing Amortization as a % of Net Sales                              1.25%      1.20%      1.15%     1.08%     1.01%      0.94%

        EBIT Margin                                                    13.9%      13.1%      13.5%     14.1%     15.0%      15.9%

Interest Expense:
  Revolving Facility                                                     NM       8.25%      8.25%     8.25%     8.25%      8.25%
  Senior Term Loan                                                       NM       8.45%      8.45%     8.45%     8.45%      8.45%
  Subordinated Debt                                                      NM      11.00%     11.00%    11.00%    11.00%     11.00%

Interest Income as % of Average Cash Balance                             NM       5.00%      5.00%     5.00%     5.00%      5.00%
Other Non-Operating Exp (Inc) as a % of Net Sales                      0.00%      0.00%      0.00%     0.00%     0.00%      0.00%

Income Taxes as a % of Pretax                                         39.45%     41.00%     41.00%    41.00%    41.00%     41.00%

Total Capital Expenditures                                        $ 1,500.0   $2,000.0   $2,500.0  $2,500.0  $2,500.0   $2,500.0
% Net Sales                                                            1.01%      1.30%      1.55%     1.46%     1.37%      1.28%

Acquisition Expenditures (At Beginning of Year)                   $13,832.0       $0.0       $0.0      $0.0      $0.0       $0.0
     Less Fair Value of Assets Acquired                                 0.0        0.0        0.0       0.0       0.0        0.0
     Plus Liabilities Assumed                                           0.0        0.0        0.0       0.0       0.0        0.0
                                                                  -------------------------------- -------------------------------
Additional Goodwill                                               $13,832.0       $0.0       $0.0      $0.0      $0.0       $0.0


                                                                    Actual           Projected Years Ending December 31,
                                                                             ----------------------------------------------------
BALANCE SHEET                                                        1998       1999       2000      2001     2002       2003
---------------------------------------------------------------------------------------------------------------------------------
Premiums Receivable as a % of Revenues                                 3.73%      3.73%      3.73%    3.73%     3.73%      3.73%

        Days in Receivables                                            13.6       13.6       13.6     13.6      13.6       13.6

Other Current Assets as a % of Revenues                                1.50%      1.50%      1.50%    1.50%     1.50%      1.50%

Restricted Funds as a % of Subscriber Premiums                         1.50%      1.50%      1.50%    1.50%     1.50%      1.50%

Other Assets as a % of Subscriber Premiums                             4.50%      4.50%      4.50%    4.50%     4.50%      4.50%

Transaction Costs, Net                                            $10,585.0   $8,468.0   $6,351.0 $4,234.0  $2,117.0       $0.0
Goodwill, Net                                                           0.0        0.0        0.0      0.0       0.0        0.0

Accts Payable as a % of Revenues                                       8.00%      8.00%      8.00%    8.00%     8.00%      8.00%
        Days in Payables                                               29.2       29.2       29.2     29.2      29.2       29.2

Unearned Revenue as a % of Net Sales                                   6.00%      6.00%      6.00%    6.00%     6.00%      6.00%
Accrued Interest Payable as a % of Net Sales                           0.05%      0.05%      0.05%    0.05%     0.05%      0.05%
Dental Claims Reserves as a % of Net Sales                             1.00%      1.00%      1.00%    1.00%     1.00%      1.00%
Other Current Liabilities as % Net Sales                               0.50%      0.50%      0.50%    0.50%     0.50%      0.50%

---------------------------------------------------------------------------------------------------------------------------------
DEBT AS A PERCENTAGE OF ORIGINAL BALANCE:
  REVOLVING FACILITY                                                 100.00%      0.00%      0.00%    0.00%     0.00%      0.00%
  SENIOR TERM LOAN                                                   100.00%     93.80%     83.60%   69.40%    51.20%     29.00%
  SUBORDINATED DEBT                                                  100.00%    100.00%    100.00%  100.00%   100.00%    100.00%
  REDEEMABLE PREFERRED STOCK                                         100.00%    110.00%    121.00%  133.10%   146.41%    161.05%
---------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company                                            Page 3

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                    Projected Years Ending December 31,
                                                                       -----------------------------------------------------------
                                                  Actual        Proj.
INCOME STATEMENT                                   1997         1998       1999        2000        2001       2002         2003
----------------------------------------------------------------------------------------------------------------------------------
Net Sales
     Subscriber  Premiums                       $143,396.0  $148,231.0  $153,750.0  $161,438.0  $171,124.0  $183,102.0  $195,920.0
     Dental Health Management                      7,113.0         0.0         0.0         0.0         0.0         0.0         0.0
     Other Revenue                                 8,217.0         0.0         0.0         0.0         0.0         0.0         0.0
                                                ----------------------------------------------- ----------------------------------
        TOTAL NET SALES                          158,726.0   148,231.0   153,750.0   161,438.0   171,124.0   183,102.0   195,920.0

Expenses
     Provider Fees and Claim Costs                79,690.0    79,413.0    81,487.5    85,562.0    90,696.0    97,044.0   103,837.0
     Commissions                                  13,272.0    13,235.0    14,453.0    15,337.0    16,257.0    17,395.0    18,612.0
     Premium Taxes                                 1,047.0       908.0       942.0       989.0     1,048.0     1,122.0     1,200.0
     Benefits Co. G&A Expense                     36,918.0    30,539.0    31,149.0    31,772.0    32,726.0    33,707.0    34,719.0
     DHMI G&A Expense                                  0.0         0.0         0.0         0.0         0.0         0.0         0.0
                                                ----------------------------------------------- ----------------------------------
        Total Expenses                           130,927.0   124,095.0   128,031.5   133,660.0   140,727.0   149,268.0   158,368.0

        EBITDA                                    27,799.0    24,136.0    25,718.5    27,778.0    30,397.0    33,834.0    37,552.0

Depreciation                                       5,735.0     1,747.0     1,622.0     1,943.0     2,347.0     2,418.0     2,502.0
Existing Amortization                                  0.0     1,849.0     1,849.0     1,849.0     1,849.0     1,849.0     1,849.0
Acquisition-Related Amortization (30 Years)            0.0         0.0         0.0         0.0         0.0         0.0         0.0
Goodwill Amortization (40 Years)                       0.0         0.0         0.0         0.0         0.0         0.0         0.0
Amortization of Transaction Costs (5 Years)            0.0         0.0     2,117.0     2,117.0     2,117.0     2,117.0     2,117.0
                                                ----------------------------------------------- ----------------------------------

        EBIT                                      22,064.0    20,540.0    20,130.5    21,869.0    24,084.0    27,450.0    31,084.0

Interest Expense:
  Revolving Facility                                   0.0         0.0        90.6         0.0         0.0         0.0         0.0
  Senior Term Loan                                     0.0         0.0     4,094.0     3,747.6     3,232.1     2,547.7     1,694.2
  Subordinated Debt                                    0.0         0.0     7,700.0     7,700.0     7,700.0     7,700.0     7,700.0
  Other Interest Expense/(Income)                  2,514.0         0.0      (843.9)   (1,049.1)   (2,108.4)   (2,603.9)   (3,171.2)
                                                ----------------------------------------------- ----------------------------------
    Net Cash Interest Expense                      2,514.0         0.0    11,040.8    10,398.5     8,823.7     7,643.8     6,223.0

Other Non-Operating Expense (Inc.)                     2.0         0.0         0.0         0.0         0.0         0.0         0.0
                                                ----------------------------------------------- ----------------------------------

        INCOME BEFORE INCOME TAXES                19,548.0    20,540.0     9,089.7    11,470.5    15,260.3    19,806.2    24,861.0

Income Taxes                                       8,466.0     8,832.0     4,484.9     5,461.0     7,014.8     8,878.6    10,951.1
Extraordinary Loss                                     0.0         0.0         0.0         0.0         0.0         0.0         0.0
Preferred Dividend - 10% PIK                           0.0         0.0     8,854.8     9,740.3    10,714.3    11,785.7    12,964.3
                                                ----------------------------------------------- ----------------------------------

NET INCOME AVAIL. TO COMMON                     $ 11,082.0  $ 11,708.0  $ (4,249.9) $ (3,730.8) $ (2,468.8)  $  (858.2)  $   945.6
===================================================================================================================================

INCOME RATIOS & ANALYSIS:
EBITDA as a % of Net Sales                           17.51%      16.28%      16.73%      17.21%      17.76%      18.48%      19.17%
EBIT as a % of Net Sales                             13.90%      13.86%      13.09%      13.55%      14.07%      14.99%      15.87%
Pretax Profit as a % of Net Sales                    12.32%      13.86%       5.91%       7.11%       8.92%      10.82%      12.69%
Net Income as a % of Net Sales                        6.98%       7.90%      (2.76%)     (2.31%)     (1.44%)     (0.47%)      0.48%

The Robinson-Humphrey Company                                            Page 4

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                    Projected Years Ending December 31,
                                                                       -----------------------------------------------------------
CASH FLOW STATEMENT                                                      1999        2000         2001          2002       2003
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
Net Income Available to Common                                        $(4,249.9)  $(3,730.8)   $(2,468.8)   $  (858.2)  $    945.6
Adjustments to Reconcile Net Income to Net Cash Provided
by (Used for) Operating Activities:
    Depreciation and Exisitng Amortization                              3,471.0     3,792.0      4,196.0      4,267.0      4,351.0
    Acquisition-Related Amortization (30 Year Amortization)                 0.0         0.0          0.0          0.0          0.0
    Transaction Costs (5 Year Amortization)                             2,117.0     2,117.0      2,117.0      2,117.0      2,117.0
    Goodwill (40 Year Amortization)                                         0.0         0.0          0.0          0.0          0.0
                                                                      ------------------------------------------------------------
RECONCILIATION SUB TOTAL                                                5,588.0     5,909.0      6,313.0      6,384.0      6,468.0

         Change in Current Assets Except Cash                            (482.6)     (670.1)      (846.5)    (1,045.4)    (1,118.3)
         Change in Current Liabilities Except Debt                        858.2     1,195.5      1,506.2      1,862.6      1,993.2
                                                                      ------------------------------------------------------------

NET SOURCE (USE) OF CASH PROVIDED BY WORKING CAPITAL                      375.6       525.4        659.6        817.2        874.9
                                                                      ------------------------------------------------------------

         Change in Deferred Tax Asset                                       0.0         0.0          0.0          0.0          0.0
         Change in Other Assets                                          (248.0)     (346.0)      (435.0)      (539.0)      (577.0)
         Change in Other Liabilities                                       93.3       129.9        218.3        176.8        187.4
                                                                      ------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) OPERATIONS                              1,558.9     2,487.6      4,287.1      5,980.8      7,898.8
                                                                      ============================================================


CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of Property and Equipment                              (2,000.0)   (2,500.0)    (2,500.0)    (2,500.0)    (2,500.0)
    Acquisition of Businesses, Net of Cash Acquired                         0.0         0.0          0.0          0.0          0.0
    Change in Restricted Funds                                            (83.3)     (115.3)      (145.3)      (179.7)      (192.3)
    Change in Aggregate Reserves for Life Policies and Contracts          193.2       269.1        452.0        366.1        388.1
                                                                      ------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) INVESTMENTS                            (1,890.1)   (2,346.2)    (2,193.3)    (2,313.5)    (2,304.2)
                                                                      ============================================================


CASH FLOWS FROM FINANCING ACTIVITIES:
    Net Borrowings (Repayments) Under Senior Debt                      (3,100.0)   (5,100.0)    (7,100.0)    (9,100.0)   (11,100.0)
    Net Borrowings (Repayments) Under Subordinated Debt                     0.0         0.0          0.0          0.0          0.0
    Paydown of Assumed Liabilities                                          0.0         0.0          0.0          0.0          0.0
    Payments of Dividends on Preferred Stock                            8,854.8     9,740.3     10,714.3     11,785.7     12,964.3
                                                                      ------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) FINANCING                             $ 5,754.8   $ 4,640.3    $ 3,614.3    $ 2,685.7   $  1,864.3
                                                                      ============================================================


AFFECT ON SENIOR REVOLVING FACILITY:
Cash From Balance Sheet (previous year)                               $13,000.0   $16,226.7    $21,008.3    $26,716.4   $ 33,069.4
Minimum Cash Balance                                                   14,812.5    15,453.2     16,260.3     17,258.5     18,326.7
                                                                      ------------------------------------------------------------
Cash Available (Required) From Balance Sheet                           (1,812.5)      773.5      4,747.9      9,457.9     14,742.7

Cash Flow (Deficit) Available to (Increase) Decrease Revolver           5,423.6     4,781.6      5,708.1      6,353.0      7,459.0
Total Cash Available (Required)                                         3,611.1     5,555.1     10,456.1     15,810.9     22,201.7

Beginning Balance of Senior Revolving Facility                          2,197.0         0.0          0.0          0.0          0.0
Cash Used to Decrease (Increase) Senior Revolving Facility              2,197.0         0.0          0.0          0.0          0.0
                                                                      ------------------------------------------------------------

Ending Balance of Senior Revolving Facility                           $     0.0   $     0.0    $     0.0    $     0.0   $      0.0
                                                                      ============================================================

The Robinson-Humphrey Company                                            Page 5

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                                                   Projected Years Ending December 31,
                                                   Pro Forma   ------------------------------------------------------------------
BALANCE SHEET                                        1998        1999          2000         2001         2002         2003
---------------------------------------------------------------------------------------------------------------------------------

Cash and Equivalents                               $  13,000.0   $  16,226.7   $  21,008.3  $  26,716.4  $  33,069.4  $  40,528.3
Receivable, Net                                        5,529.0       5,734.9       6,021.6      6,382.9      6,829.7      7,307.8
Income Tax Receivable                                    222.0         231.0         242.0        257.0        275.0        294.0
Deferred Tax Asset                                     4,966.0       5,151.0       5,408.0      5,733.0      6,134.0      6,563.0
Other Current Assets                                   2,223.0       2,305.8       2,421.1      2,566.3      2,746.0      2,938.2
                                                   ------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                              25,940.0      29,649.3      35,101.0     41,655.6     49,054.0     57,631.3

Restricted Funds                                       2,223.0       2,306.3       2,421.6      2,566.9      2,746.5      2,938.8

Fixed Assets                                           4,247.0       6,247.0       8,747.0     11,247.0     13,747.0     16,247.0
Less: Accumulated Depreciation                         1,203.0       2,825.0       4,768.0      7,115.0      9,533.0     12,035.0
                                                   ------------------------------------------------------------------------------
         NET FIXED ASSETS                              3,044.0       3,422.0       3,979.0      4,132.0      4,214.0      4,212.0

Transaction Costs (5 Year Amortization)               10,585.0       8,468.0       6,351.0      4,234.0      2,117.0          0.0
New Goodwill (40 Year Amortization)                        0.0           0.0           0.0          0.0          0.0          0.0
Existing Goodwill (40 Year Amortization)              71,960.0      70,111.0      68,262.0     66,413.0     64,564.0     62,715.0
Acquisition Goodwill (30 Year Amortization)                0.0           0.0           0.0          0.0          0.0          0.0
Deferred Tax Asset                                         0.0           0.0           0.0          0.0          0.0          0.0
Other Assets                                           6,671.0       6,919.0       7,265.0      7,700.0      8,239.0      8,816.0
                                                   ------------------------------------------------------------------------------

TOTAL ASSETS                                       $ 120,423.0   $ 120,875.5   $ 123,379.5  $ 126,701.5  $ 130,934.5  $ 136,313.1
                                                   ==============================================================================

Accounts Payable and Accrued Expenses              $  11,858.0   $  12,299.5   $  12,914.5  $  13,689.4  $  14,647.6  $  15,673.0
Unearned Revenue                                       8,894.0       9,225.1       9,686.4     10,267.6     10,986.3     11,755.4
Accrued Interest Payable                                  74.0          76.8          80.6         85.4         91.4         97.8
Dental Claims Reserves                                 1,482.0       1,537.2       1,614.0      1,710.9      1,830.6      1,958.8
Other Current Liabilities                                742.0         769.6         808.1        856.6        916.6        980.7
                                                   ------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                         23,050.0      23,908.2      25,103.7     26,609.9     28,472.5     30,465.7

Aggregate Reserves for Life Policies and Contracts     5,188.0       5,381.2       5,650.2      6,102.3      6,468.4      6,856.5

Long-Term Debt:
  Revolving Facility                                   2,197.0           0.0           0.0          0.0          0.0          0.0
  Senior Term Loan                                    50,000.0      46,900.0      41,800.0     34,700.0     25,600.0     14,500.0
  Subordinated Debt                                   70,000.0      70,000.0      70,000.0     70,000.0     70,000.0     70,000.0
  Redeemable Preferred Stock                          88,547.9      97,402.7     107,143.0    117,857.3    129,643.0    142,607.3
                                                   ------------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock             210,744.9     214,302.7     218,943.0    222,557.3    225,243.0    227,107.3

Other Long-Term Liabilities                            2,505.0       2,598.3       2,728.2      2,946.4      3,123.2      3,310.6

Stockholders' Equity:
  Common Stock and Paid In Capital                   (72,561.9)    (72,561.9)    (72,561.9)   (72,561.9)   (72,561.9)   (72,561.9)
  Retained Earnings                                  (48,503.0)    (52,752.9)    (56,483.7)   (58,952.5)   (59,810.7)   (58,865.1)
                                                   ------------------------------------------------------------------------------
Total Stockholders' Equity                          (121,064.9)   (125,314.8)   (129,045.6)  (131,514.4)  (132,372.5)  (131,427.0)
                                                   ------------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                         $ 120,423.0   $ 120,875.5   $ 123,379.5  $ 126,701.5  $ 130,934.5  $ 136,313.1
                                                   ==============================================================================

The Robinson-Humphrey Company                                             Page 6

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                    Proj.       Goodwill    Acquisition    Pro Forma    Valuation   Pro Forma
BALANCE SHEET ADJUSTMENTS                           1998       Write-Down   Adjustments   Acquisition  Adjustments    Close
--------------------------------------------------------------------------------------------------------------------------------

Cash and Equivalents                                $ 13,000.0                            $  13,000.0                $  13,000.0
Receivable, Net                                        5,529.0                                5,529.0                    5,529.0
Income Tax Receivable                                    222.0                                  222.0                      222.0
Deferred Tax Asset                                     4,966.0                                4,966.0                    4,966.0
Other Current Assets                                   2,223.0                                2,223.0                    2,223.0
                                                    ----------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                              25,940.0       0.0            0.0      25,940.0         0.0       25,940.0

Restricted Funds                                       2,223.0                                2,223.0                    2,223.0

Fixed Assets                                           4,247.0                                4,247.0                    4,247.0
Less: Accumulated Depreciation                         1,203.0                                1,203.0                    1,203.0
                                                    ----------------------------------------------------------------------------
         NET FIXED ASSETS                              3,044.0       0.0            0.0       3,044.0         0.0        3,044.0

Transaction Costs (5 Year Amortization)                    0.0                 10,585.0      10,585.0                   10,585.0
New Goodwill (40 Year Amortization)                        0.0                                    0.0                        0.0
Existing Goodwill (40 Year Amortization)              71,960.0                               71,960.0                   71,960.0
Deferred Tax Asset                                         0.0                                    0.0                        0.0
Other Assets                                           6,671.0                                6,671.0                    6,671.0
                                                    ----------------------------------------------------------------------------

TOTAL ASSETS                                        $109,838.0      $0.0    $  10,585.0   $ 120,423.0        $0.0    $ 120,423.0
                                                    ============================================================================


Current Maturities of Long-Term Debt                $      0.0                            $       0.0                $       0.0
Line of Credit                                             0.0                                    0.0                        0.0
Accounts Payable and Accrued Expenses                 11,858.0                               11,858.0                   11,858.0
Unearned Revenue                                       8,894.0                                8,894.0                    8,894.0
Accrued Interest Payable                                  74.0                                   74.0                       74.0
Dental Claims Reserves                                 1,482.0                                1,482.0                    1,482.0
Other Current Liabilities                                742.0                                  742.0                      742.0
                                                    ----------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                         23,050.0       0.0            0.0      23,050.0         0.0       23,050.0

Aggregate Reserves for Life Policies and Contracts     5,188.0                                5,188.0                    5,188.0

Long-Term Debt:
  Existing Capital Leases and Notes Payable           53,475.0                (53,475.0)          0.0                        0.0
  Revolving Facility                                       0.0                  2,197.0       2,197.0                    2,197.0
  Senior Term Loan                                         0.0                 50,000.0      50,000.0                   50,000.0
  Subordinated Debt                                        0.0                 70,000.0      70,000.0                   70,000.0
  Redeemable Preferred Stock                               0.0                 88,547.9      88,547.9                   88,547.9
                                                    ----------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock              53,475.0       0.0      157,269.9     210,744.9         0.0      210,744.9

Other Long-Term Liabilities                            2,505.0                                2,505.0                    2,505.0

Stockholders' Equity:
  Common Stock and Paid In Capital                    74,123.0               (146,684.9)    (72,561.9)                 (72,561.9)
  Retained Earnings                                  (48,503.0)                             (48,503.0)                 (48,503.0)
                                                    ----------------------------------------------------------------------------
Total Stockholders' Equity                            25,620.0       0.0     (146,684.9)   (121,064.9)        0.0     (121,064.9)
                                                    ----------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                          $109,838.0      $0.0    $  10,585.0   $ 120,423.0        $0.0    $ 120,423.0
                                                    ============================================================================

The Robinson-Humphrey Company                                             Page 7

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                     Projected Years Ending December 31,
                                                                           -------------------------------------------------------
COVERAGE RATIOS & FINANCIAL ANALYSIS                                           1999           2000           2001           2002
----------------------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS:

SUBORDINATED INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  25,718.5    $  27,778.0    $  30,397.0   $  33,834.0
Subordinated Interest                                                      $   7,700.0    $   7,700.0    $   7,700.0   $   7,700.0
Subordinated Interest Coverage                                                    3.34           3.61           3.95          4.39

ADJUSTED SUBORDINATED INTEREST COVERAGE
EBITDA less Capital Expenditures                                           $  23,718.5    $  25,278.0    $  27,897.0   $  31,334.0
Subordinated Interest                                                      $   7,700.0    $   7,700.0    $   7,700.0   $   7,700.0
Adjusted Subordinated Interest Coverage                                           3.08           3.28           3.62          4.07

TOTAL INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  25,718.5    $  27,778.0    $  30,397.0   $  33,834.0
Total Net Interest                                                         $  11,040.8    $  10,398.5    $   8,823.7   $   7,643.8
Total Interest Coverage                                                           2.33           2.67           3.44          4.43

TOTAL FINANCING COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  25,718.5    $  27,778.0    $  30,397.0   $  33,834.0
Total Net Interest + Principal Repayment                                      14,140.8       15,498.5       15,923.7      16,743.8
Total Interest Coverage                                                           1.82           1.79           1.91          2.02

TOTAL FIXED COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  25,718.5    $  27,778.0    $  30,397.0   $  33,834.0
Total Net Interest + Principal Repayment + Cap. Ex.                        $  16,140.8    $  17,998.5    $  18,423.7   $  19,243.8
Total Fixed Coverage                                                              1.59           1.54           1.65          1.76

MAINTENANCE OF FUNDED DEBT
Total Debt / EBITDA                                                               4.55           4.02           3.44          2.83
Total Debt / EBITDA less Capital Expenditures                                     4.93           4.42           3.75          3.05
Total Senior Debt / EBITDA                                                        1.82           1.50           1.14          0.76


FINANCIAL ANALYSIS:

INCOME STATEMENT:
EBIT Margin                                                                      13.09%         13.55%         14.07%        14.99%
Pretax Margin                                                                     5.91%          7.11%          8.92%        10.82%
Net Margin                                                                       (2.76%)        (2.31)%        (1.44)%       (0.47)%

Asset Turnover                                                                    1.27           1.31           1.35          1.40
Return on Average Assets                                                         (3.52)%        (3.05)%        (1.97)%       (0.67)%
Return on Average Equity                                                          3.45%          2.93%          1.89%         0.65%


BALANCE SHEET:
Total Debt                                                                 $ 116,900.0    $ 111,800.0    $ 104,700.0   $  95,600.0
Total Stockholders' Equity                                                   (27,912.1)     (21,902.6)     (13,657.1)     (2,729.5)
Total Capitalization                                                          88,987.9       89,897.4       91,042.9      92,870.5
Tangible Equity                                                              (98,023.1)     (90,164.6)     (80,070.1)    (67,293.5)

Total Debt / Total Capitalization                                               131.37%        124.36%        115.00%       102.94%
Total Debt / Total Stockholders' Equity                                        -418.81%       -510.44%       -766.63%     -3502.43%

Current Ratio (x)                                                                 1.24           1.40           1.57          1.72
Accounts Receivable Turns (x)                                                    26.81          26.81          26.81         26.81
Accounts Receivable Days Outstanding                                             13.61          13.61          13.61         13.61
Accounts Payable Days Outstanding                                                29.20          29.20          29.20         29.20


                                                                           -----------
                                                                               2003
                                                                           -----------
SUBORDINATED INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  37,552.0
Subordinated Interest                                                      $   7,700.0
Subordinated Interest Coverage                                                    4.88

ADJUSTED SUBORDINATED INTEREST COVERAGE
EBITDA less Capital Expenditures                                           $  35,052.0
Subordinated Interest                                                      $   7,700.0
Adjusted Subordinated Interest Coverage                                           4.55

TOTAL INTEREST COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  37,552.0
Total Net Interest                                                         $   6,223.0
Total Interest Coverage                                                           6.03

TOTAL FINANCING COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  37,552.0
Total Net Interest + Principal Repayment                                      17,323.0
Total Interest Coverage                                                           2.17

TOTAL FIXED COVERAGE
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)      $  37,552.0
Total Net Interest + Principal Repayment + Cap. Ex.                        $  19,823.0
Total Fixed Coverage                                                              1.89

MAINTENANCE OF FUNDED DEBT
Total Debt / EBITDA                                                               2.25
Total Debt / EBITDA less Capital Expenditures                                     2.41
Total Senior Debt / EBITDA                                                        0.39


FINANCIAL ANALYSIS:

INCOME STATEMENT:
EBIT Margin                                                                      15.87%
Pretax Margin                                                                    12.69%
Net Margin                                                                        0.48%

Asset Turnover                                                                    1.44
Return on Average Assets                                                          0.71%
Return on Average Equity                                                         (0.72)%


BALANCE SHEET:
Total Debt                                                                 $  84,500.0
Total Stockholders' Equity                                                    11,180.3
Total Capitalization                                                          95,680.3
Tangible Equity                                                              (51,534.7)

Total Debt / Total Capitalization                                                88.31%
Total Debt / Total Stockholders' Equity                                         755.79%

Current Ratio (x)                                                                 1.89
Accounts Receivable Turns (x)                                                    26.81
Accounts Receivable Days Outstanding                                             13.61
Accounts Payable Days Outstanding                                                29.20




                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.00x.

                                                 % of    Current
CAPITAL STRUCTURE                               Cap'n    Return
                                                -----    -------
  Revolving Facility           $  2,197.0        1.0%      8.25%
  Senior Term Loan               50,000.0       23.2%      8.45%  Weighted
  Subordinated Debt              70,000.0       32.4%     11.00%   Average
  Preferred Stock                88,547.9       41.0%      0.00%   Initial
  Investor Common                 4,660.4        2.2%     69.31%   Cost of
  Management Common                 421.7        0.2%     93.51%   Capital

--------------------------------------------------------------------------
TOTAL NEW CAPITAL              $215,827.0      100.0%                7.29%
--------------------------------------------------------------------------


PURCHASE MULTIPLE ANALYSIS

                                          -------------------------------
                                                               Firm Value
Purchase Price Analysis:                   Year     EBITDA      Multiple
                                          -------------------------------

PRO FORMA EQUITY    $152,388.0            1998A   $24,136.0      7.96 x
+  Pro Forma Debt     52,854.0            1999E    25,718.5      7.47 x
-  Pro Forma Cash    (13,000.0)           2000E    27,778.0      6.92 x
                    ----------            -------------------------------

FIRM VALUE PAID     $192,242.0


TERMINAL VALUE CALCULATION

                                                                                 AT END OF:
                                                          ----------------------------------------------------------
Firm Value Multiple:            7.00 x                         1999       2000       2001        2002       2003
                                                          ----------------------------------------------------------

                                                   EBITDA $ 25,718.5  $ 27,778.0  $ 30,397.0  $ 33,834.0  $ 37,552.0
                          Firm Value at a 8.00 Multiple =  180,029.5   194,446.0   212,779.0   236,838.0   262,864.0

                         - Total Debt and Preferred Stock  214,302.7   218,943.0   222,557.3   225,243.0   227,107.3
                                            + Excess Cash   16,226.7    21,008.3    26,716.4    33,069.4    40,528.3
                                                          ----------------------------------------------------------

                         -------------------------------------------------------------------------------------------
                         VALUE OF COMMON EQUITY           $(18,046.5) $ (3,488.7) $ 16,938.1  $ 44,664.4  $ 76,285.0
                         MULTIPLE OF NET INCOME                   NM          NM          NM          NM        80.7
                         -------------------------------------------------------------------------------------------

FIVE YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

                                            1998            1999       2000       2001       2002        2003       IRR
                                  Equity %    Cash Out    Cash In    Cash In    Cash In    Cash In     Cash In       %
                                            -------------------------------------------------------------------    -------
Revolving Facility
    Principal                               $ (2,197.0)  $2,197.0   $    0.0  $     0.0  $     0.0  $      0.0
    Interest                                                 90.6        0.0        0.0        0.0         0.0
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $ (2,197.0)  $2,287.6   $    0.0  $     0.0  $     0.0  $      0.0       8.250%

  Senior Term Loan
    Principal                               $(50,000.0)  $3,100.0   $5,100.0  $ 7,100.0  $ 9,100.0  $ 25,600.0
    Interest                                              4,094.0    3,747.6    3,232.1    2,547.7     1,694.2
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $(50,000.0)  $7,194.0   $8,847.6  $10,332.1  $11,647.7  $ 27,294.2       8.450%

  Subordinated Debt
    Principal                               $(70,000.0)      $0.0   $    0.0  $     0.0  $     0.0  $ 70,000.0
    Interest                                              7,700.0    7,700.0    7,700.0    7,700.0     7,700.0
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $(70,000.0)  $7,700.0   $7,700.0  $ 7,700.0  $ 7,700.0  $ 77,700.0      11.000%

Preferred Stock
    Principal                               $(88,547.9)  $    0.0   $    0.0  $     0.0  $     0.0  $142,607.3
    Interest                                                  0.0        0.0        0.0        0.0         0.0
    Equity Ownership                0.000%                                                                 0.0
                                            -------------------------------------------------------------------
TOTAL                                       $(88,547.9)  $    0.0   $    0.0  $     0.0  $     0.0  $142,607.3      10.000%


  Investor Common Equity           85.000%  $ (4,660.4)  $    0.0   $    0.0  $     0.0  $     0.0  $ 64,842.3      69.312%

  Combined Preferred and Common    85.000%  $(93,208.3)  $    0.0   $    0.0  $     0.0  $     0.0  $207,449.6      17.352%

  Management Common Equity         15.000%  $   (421.7)  $    0.0   $    0.0  $     0.0  $     0.0  $ 11,442.8      93.514%
                                                                                                                   -------

The Robinson-Humphrey Company

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 8.00x.

                                                 % of    Current
CAPITAL STRUCTURE                               Cap'n    Return
                                                -----    -------

  Revolving Facility           $  2,197.0        1.0%      8.25%
  Senior Term Loan               50,000.0       23.2%      8.45%  Weighted
  Subordinated Debt              70,000.0       32.4%     11.00%   Average
  Preferred Stock                88,547.9       41.0%      0.00%   Initial
  Investor Common                 4,660.4        2.2%     83.42%   Cost of
  Management Common                 421.7        0.2%    100.64%   Capital

--------------------------------------------------------------------------
TOTAL NEW CAPITAL              $215,827.0      100.0%                7.62%
--------------------------------------------------------------------------



PURCHASE MULTIPLE ANALYSIS

                                          -------------------------------
                                                               Firm Value
Purchase Price Analysis:                   Year     EBITDA      Multiple
                                          -------------------------------

PRO FORMA EQUITY    $152,388.0            1998A   $24,136.0      8.50 x
+  Pro Forma Debt     52,854.0            1999E    25,718.5      7.98 x
-  Pro Forma Cash          0.0            2000E    27,778.0      7.39 x
                    ----------            -------------------------------

FIRM VALUE PAID     $205,242.0


TERMINAL VALUE CALCULATION

                                                                                 AT END OF:
                                                          ----------------------------------------------------------
       Firm Value Multiple:      8.00 x                         1999       2000       2001        2002       2003
                                                          ----------------------------------------------------------

                                                   EBITDA $ 25,718.5  $ 27,778.0  $ 30,397.0  $ 33,834.0  $ 37,552.0
                          Firm Value at a 8.00 Multiple =  205,748.0   222,224.0   243,176.0   270,672.0   300,416.0

                         - Total Debt and Preferred Stock  214,302.7   218,943.0   222,557.3   225,243.0   227,107.3
                                            + Excess Cash   16,226.7    21,008.3    26,716.4    33,069.4    40,528.3
                                                          ----------------------------------------------------------

                         -------------------------------------------------------------------------------------------
                         VALUE OF COMMON EQUITY           $  7,672.0  $ 24,289.3  $ 47,335.1  $ 78,498.4  $113,837.0
                         MULTIPLE OF NET INCOME                   NM          NM          NM          NM       120.4
                         -------------------------------------------------------------------------------------------

FIVE YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

                                            1998            1999       2000       2001       2002        2003       IRR
                                  Equity %    Cash Out    Cash In    Cash In    Cash In    Cash In     Cash In       %
                                            -------------------------------------------------------------------    -------
Revolving Facility
    Principal                               $ (2,197.0)  $2,197.0   $    0.0  $     0.0  $     0.0  $      0.0
    Interest                                                 90.6        0.0        0.0        0.0         0.0
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $ (2,197.0)  $2,287.6   $    0.0  $     0.0  $     0.0  $      0.0       8.250%

Senior Term Loan
    Principal                               $(50,000.0)  $3,100.0   $5,100.0  $ 7,100.0  $ 9,100.0  $ 25,600.0
    Interest                                              4,094.0    3,747.6    3,232.1    2,547.7     1,694.2
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $(50,000.0)  $7,194.0   $8,847.6  $10,332.1  $11,647.7  $ 27,294.2       8.450%

Subordinated Debt
    Principal                               $(70,000.0)      $0.0   $    0.0  $     0.0  $     0.0  $ 70,000.0
    Interest                                              7,700.0    7,700.0    7,700.0    7,700.0     7,700.0
    Equity Ownership                0.000%                                                                 0.0
                                            --------------------------------------------------------------------
TOTAL                                       $(70,000.0)  $7,700.0   $7,700.0  $ 7,700.0  $ 7,700.0  $ 77,700.0      11.000%

Preferred Stock
    Principal                               $(88,547.9)  $    0.0   $    0.0  $     0.0  $     0.0  $142,607.3
    Interest                                                  0.0        0.0        0.0        0.0         0.0
    Equity Ownership                0.000%                                                                 0.0
                                            -------------------------------------------------------------------
TOTAL                                       $(88,547.9)  $    0.0   $    0.0  $     0.0  $     0.0  $142,607.3      10.000%


  Outside Investor Common Equity   85.000%  $ (4,660.4)  $    0.0   $    0.0  $     0.0  $     0.0  $ 96,761.5      83.424%

  Combined Preferred and Common    85.000%  $(93,208.3)  $    0.0   $    0.0  $     0.0  $     0.0  $239,368.8      20.760%

  Management Common Equity         15.000%  $   (421.7)  $    0.0   $    0.0  $     0.0  $     0.0  $ 17,075.6     109.643%
                                                                                                                   -------

The Robinson-Humphrey Company                                            Page 10



                                Project Goldcap
              Going Private Analysis - Recapitalization Accounting
                             (Dollars in Thousands)

RETURN ANALYSIS--Terminal Value Based on an EBITDA Multiple of 9.00x.
--------------------------------------------------------------------

                                                                                            % of        Current
CAPITAL STRUCTURE                                                                          Cap'n         Return
                                                                                           -----        -------
Revolving Facility                                                    $  2,197.0            1.0%          8.25%
Senior Term Loan                                                        50,000.0           23.2%          8.45%        Weighted
Subordinated Debt                                                       70,000.0           32.4%         11.00%         Average
Preferred Stock                                                         88,547.9           41.0%          0.00%         Initial
Investor Common                                                          4,660.4            2.2%         94.19          Cost of
Management Common                                                          421.7            0.2%        121.94          Capital
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW CAPITAL                                                     $215,827.0          100.0%                          7.88%
-------------------------------------------------------------------------------------------------------------------------------


PURCHASE MULTIPLE ANALYSIS

                                                                                           --------------------------------------
                                                                                                                     Firm Value
Purchase Price Analysis:                                                                    Year         EBITDA        Multiple
                                                                                           --------------------------------------
PRO FORMA EQUITY                                      $152,388.0                           1998A      $24,136.0            8.50 x
+ Pro Forma Debt                                        52,854.0                           1999E       25,718.5            7.98 x
- Pro Forma Cash                                             0.0                           2000E       27,778.0            7.39 x
                                                      ----------
FIRM VALUE PAID                                       $205,242.0


TERMINAL VALUE CALCULATION

                                                                                        AT END OF:
                                                         --------------------------------------------------------------------------
     Firm Value Multiple:          9.00 x                   1999           2000            2001            2002            2003
                                                         --------------------------------------------------------------------------
                                                  EBITDA $ 25,718.5      $ 27,778.0      $ 30,397.0      $ 33,834.0      $ 37,552.0
                         Firm Value at a 9.00 Multiple =  231,466.5       250,002.0       273,573.0       304,506.0       337,968.0

                        - Total Debt and Preferred Stock  214,302.7       218,943.0       222,557.3       225,243.0       227,107.3
                                           + Excess Cash   16,226.7        21,008.3        26,716.4        33,069.4        40,528.3
                                                         --------------------------------------------------------------------------
                     --------------------------------------------------------------------------------------------------------------
                     VALUE OF COMMON EQUITY              $ 33,390.5      $ 52,067.3      $ 77,732.1      $112,332.4      $151,389.0
                     MULTIPLE OF NET INCOME                      NM              NM              NM              NM           160.1
                     --------------------------------------------------------------------------------------------------------------

FIVE YEAR RETURNS


                                                    1998       1999       2000        2001       2002        2003       IRR
                                  Equity %      Cash Out    Cash In    Cash In     Cash In    Cash In     Cash In         %
                                              -------------------------------------------------------------------  ---------
Revolving Facility
   Principal                                   ($2,197.0)  $2,197.0   $    0.0        $0.0       $0.0        $0.0
   Interest                                                    90.6        0.0         0.0        0.0         0.0
   Equity Ownership                 0.000%                                                                    0.0
                                              -------------------------------------------------------------------
TOTAL                                          ($2,197.0)  $2,287.6       $0.0        $0.0       $0.0        $0.0    8.250%

Senior Term Loan
   Principal                                  ($50,000.0)  $3,100.0   $5,100.0    $7,100.0   $9,100.0   $25,600.0
   Interest                                                 4,094.0    3,747.6     3,232.1    2,547.7     1,694.2
   Equity Ownership                 0.000%                                                                    0.0
                                              -------------------------------------------------------------------
TOTAL                                         ($50,000.0)  $7,194.0   $8,847.6   $10,332.1  $11,647.7   $27,294.2    8.450%

Subordinated Debt
   Principal                                  ($70,000.0)      $0.0       $0.0        $0.0       $0.0   $70,000.0
   Interest                                                 7,700.0    7,700.0     7,700.0    7,700.0     7,700.0
   Equity Ownership                 0.000%                                                                    0.0
                                              -------------------------------------------------------------------
TOTAL                                         ($70,000.0)  $7,700.0   $7,700.0    $7,700.0   $7,700.0   $77,700.0   11.000%

Preferred Stock
   Principal                                  ($88,547.9)      $0.0       $0.0        $0.0       $0.0  $142,607.3
   Interest                                                     0.0        0.0         0.0        0.0         0.0
   Equity Ownership                 0.000%                                                                    0.0
                                              -------------------------------------------------------------------
TOTAL                                         ($88,547.9)      $0.0       $0.0        $0.0       $0.0  $142,607.3   10.000%


Outside Investor Common Equity     85.000%     ($4,660.4)      $0.0       $0.0        $0.0       $0.0  $128,680.7   94.186%

Combined Preferred and Common      85.000%    ($93,208.3)      $0.0       $0.0        $0.0       $0.0  $271,288.0   23.821%

Management Common Equity           15.000%       ($421.7)      $0.0       $0.0        $0.0       $0.0  $ 22,708.4  121.944%

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT -- TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.00X.


                                                  ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                  ---------------------------------------------------------------------------
                                                     $0.0         $5,000         $10,000         $15,000         $20,000
                                                  ---------------------------------------------------------------------------
                                         EQUITY %
                                         ------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                   85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
COMBINED PREFERRED AND COMMON EQUITY     85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
MANAGEMENT COMMON EQUITY                 15.0%       $0.0         $  750         $1,500          $ 2,250         $ 3,000
                                         ------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                               $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)
   CASH IN                                                $ 64,842.3    $ 64,842.3    $ 64,842.3    $ 64,842.3    $ 64,842.3
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $ 64,842.3    $ 69,092.3    $ 73,342.3    $ 77,592.3    $ 81,842.3
                                                  --------------------------------------------------------------------------
                                                  IRR        69.312%       71.475%       73.535%       75.501%       77.382%
                                                  --------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                               $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)
   CASH IN                                                $207,449.6    $207,449.6    $207,449.6    $207,449.6    $207,449.6
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $207,449.6    $211,699.6    $215,949.6    $220,199.6    $224,449.6
                                                  --------------------------------------------------------------------------
                                                  IRR        17.352%       17.829%       18.299%       18.761%       19.216%
                                                  --------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                               $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)
   CASH IN                                                $ 11,442.8    $ 11,442.8    $ 11,442.8    $ 11,442.8    $ 11,442.8
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $    750.0    $  1,500.0    $  2,250.0    $  3,000.0
   TOTAL CASH IN                                          $ 11,442.8    $ 12,192.8    $ 12,942.8    $ 13,692.8    $ 14,442.8
                                                  --------------------------------------------------------------------------
                                                  IRR        93.514%       95.987%      98.341%       100.588%      102.738%
                                                  --------------------------------------------------------------------------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT -- TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 8.00X.


                                                  ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                  ---------------------------------------------------------------------------
                                                     $0.0         $5,000         $10,000         $15,000         $20,000
                                                  ---------------------------------------------------------------------------
                                         EQUITY %
                                         ------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                   85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
COMBINED PREFERRED AND COMMON EQUITY     85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
MANAGEMENT COMMON EQUITY                 15.0%       $0.0         $  750         $1,500          $ 2,250         $ 3,000
                                         ------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                               $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)
   CASH IN                                                $ 96,761.5    $ 96,761.5    $ 96,761.5    $ 96,761.5    $ 96,761.5
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $ 96,761.5    $101,011.5    $105,261.5    $109,511.5    $113,761.5
                                                  --------------------------------------------------------------------------
                                                  IRR        83.424%       21.186%       86.539%       88.021%       89.459%
                                                  --------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                               $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)
   CASH IN                                                $239,368.8    $239,368.8    $239,368.8    $239,368.8    $239,368.8
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $239,368.8    $243,618.8    $247,868.8    $252,118.8    $256,368.8
                                                  --------------------------------------------------------------------------
                                                  IRR        20.760%       21.186%       21.606%       22.020%       22.428%
                                                  --------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                               $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)
   CASH IN                                                $ 17,075.6    $ 17,075.6    $ 17,075.6    $ 17,075.6    $ 17,075.6
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $    750.0    $  1,500.0    $  2,250.0    $  3,000.0
   TOTAL CASH IN                                          $ 17,075.6    $ 17,825.6    $ 18,575.6    $ 19,325.6    $ 20,075.6
                                                  --------------------------------------------------------------------------
                                                  IRR       109.643%      111.453%      113.204%      114.898%      116.541%
                                                  --------------------------------------------------------------------------

The Robinson-Humphrey Company


                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS INCLUDING DENTAL PRACTICE MANAGEMENT -- TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 9.00X.


                                                  ASSUMED AFTER-TAX PROCEEDS FROM SALE OF DENTAL PRACTICE MANAGEMENT BUSINESS
                                                  ---------------------------------------------------------------------------
                                                     $0.0         $5,000         $10,000         $15,000         $20,000
                                                  ---------------------------------------------------------------------------
                                         EQUITY %
                                         ------------------------------------------------------------------------------------
INVESTOR COMMON EQUITY                   85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
COMBINED PREFERRED AND COMMON EQUITY     85.0%       $0.0         $4,250         $8,500          $12,750         $17,000
MANAGEMENT COMMON EQUITY                 15.0%       $0.0         $  750         $1,500          $ 2,250         $ 3,000
                                         ------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

INVESTOR COMMON EQUITY
   CASH OUT                                               $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)   $ (4,660.4)
   CASH IN                                                $128,680.7    $128,680.7    $128,680.7    $128,680.7    $128,680.7
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $128,680.7    $132,930.7    $137,180.7    $141,430.7    $145,680.7
                                                  --------------------------------------------------------------------------
                                                  IRR        94.186%       95.452%       96.686%       97.890%       99.065%
                                                  --------------------------------------------------------------------------

COMBINED PREFERRED AND COMMON EQUITY
   CASH OUT                                               $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)   $(93,208.3)
   CASH IN                                                $271,288.0    $271,288.0    $271,288.0    $271,288.0    $271,288.0
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $  4,250.0    $  8,500.0    $ 12,750.0    $ 17,000.0
   TOTAL CASH IN                                          $271,288.0    $275,538.0    $279,788.0    $284.038.0    $288,288.0
                                                  --------------------------------------------------------------------------
                                                  IRR        23.821%       24.207%       24.588%       24.964%       25.336%
                                                  --------------------------------------------------------------------------

MANAGEMENT COMMON EQUITY
   CASH OUT                                               $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)   $   (421.7)
   CASH IN                                                $ 22,708.4    $ 22,708.4    $ 22,708.4    $ 22,708.4    $ 22,708.4
   CASH IN (DENTAL PRACTICE MANAGEMENT)                   $      0.0    $    750.0    $  1,500.0    $  2,250.0    $  3,000.0
   TOTAL CASH IN                                          $ 22,708.4    $ 23,458.4    $ 24,208.4    $ 24,958.4    $ 25,708.4
                                                  --------------------------------------------------------------------------
                                                  IRR       121.944%      123.391%      124.802%      126.177%      127.521%
                                                  --------------------------------------------------------------------------